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MERRILL LYNCH SERIES FUND, INC.
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1998 SEMI-ANNUAL REPORT
JUNE 30, 1998
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MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 1998
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to submit this semi-annual report for Merrill Lynch Series Fund, Inc., in which we summarize the investment performance of each Portfolio and outline our views on the investment environment. Performance information for each Portfolio in Merrill Lynch Series Fund, Inc., excluding the Money Reserves Portfolio, can be found in the tables on page 11 of this report to shareholders.

BALANCED PORTFOLIO

As of June 30, 1998, the Portfolio's asset allocation was: US stocks, 58% of net assets; US bonds, 30%; and cash reserves, 12%.

During the first half of 1998, we slightly increased the Portfolio's allocation to US equities from 54% of net assets to 58%. Within the US equity commitment, we continued to place emphasis on the shares of companies that we believe can benefit from a healthy US economy and a high level of consumer confidence. We also preferred companies that we believe have limited exposure to the economic problems of Asia. The Portfolio's largest weightings at June 30, 1998 were in the consumer-related sectors, both cyclicals and staples. Other sectors with significant representation were financial services and technology. We reduced the Portfolio's representation in the largest-capitalization issues through the sales of positions in American Express Company, Microsoft Corp. and Pfizer, Inc.

While reducing the Portfolio's allocation to US bonds from 39% of net assets to 30% during the six months ended June 30, 1998, we also decreased the average duration from 5.9 years to 5.2 years. Our increasingly cautious view on US bonds reflected our belief that there was limited potential for a significant further decline in US interest rates. By June 30, 1998, strength in domestic consumer demand in the United States seemed to be offsetting the impact that the weakness in Asian economies was having on US exports. While US inflation remained subdued, we believed that conditions for a significant further deceleration in inflation, a prerequisite for a meaningful additional decline in long-term US interest rates, were absent.

CAPITAL STOCK PORTFOLIO

As of June 30, 1998, the Portfolio's asset allocation was: US stocks, 78% of net assets; foreign stocks, 18%; and cash reserves, 4%.

During the first half of 1998, we increased the Portfolio's commitment to foreign stocks while reducing the commitment to US equities. By enlarging the foreign equity commitment from 12% of net assets to 18% during the six months ended June 30, 1998, we continued to emphasize European issues, given the favorable economic fundamentals and prospects for corporate restructuring. On the other hand, concerns regarding the Japanese economy led us to remain underweighted in Japanese equities relative to the unmanaged Morgan Stanley Europe, Australia, Far East Index. In emerging markets, we continued to prefer Latin American companies, and in particular, those of Mexico, over Asian companies.

Within the US equity commitment, we continued to place emphasis on the shares of companies that we believed could benefit from a healthy US economy and a high level of consumer confidence. We also preferred companies that we believe have limited exposure to the economic problems of Asia. The Portfolio's largest weightings at June 30, 1998 were in the consumer-related sectors, both cyclicals and staples. Representation in these sectors included Carnival Corp. in leisure and tourism, Wal-Mart Stores, Inc. in the merchandising sector and Bristol-Myers Squibb Co. in the health and personal care sector. Other sectors with significant representation were financial services, specifically insurance

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MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 1998  (Continued)
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and technology. We reduced the Portfolio's representation in the largest-capitalization issues through the sales of positions in American Express Company, Microsoft Corp. and Pfizer, Inc.

GLOBAL STRATEGY PORTFOLIO

As of June 30, 1998, the Portfolio's asset allocation was: foreign stocks, 43% of net assets; US stocks, 30%; foreign bonds, 14%; US bonds, 11%; and cash reserves, 2%.

During the first half of 1998, we increased the Portfolio's commitment to foreign stocks while reducing the commitment to bonds and cash reserves. In enlarging the foreign equity commitment from 31% of net assets to 43% during the six months ended June 30, 1998, we continued to emphasize European issues, given the favorable economic fundamentals and prospects for corporate restructuring. On the other hand, concerns regarding the Japanese economy led us to remain underweighted in Japanese equities relative to the unmanaged Morgan Stanley Europe, Australia, Far East Index. In emerging markets, we continued to prefer Latin American companies, and in particular, those of Mexico, over Asian companies.

Within the US equity commitment, we continued to place emphasis on the shares of companies that we believed could benefit from a healthy US economy and a high level of consumer confidence. We also preferred companies that we believe have limited exposure to the economic problems of Asia. The Portfolio's largest weighting at June 30, 1998 was in the consumer-related sectors, both cyclicals and staples. Other sectors with significant representation were financial services and technology. We reduced the Portfolio's representation to the largest-capitalization issues through the sales of positions in American Express Company, Microsoft Corp. and Pfizer, Inc.

Within the foreign bond sector, we took advantage of price strength to eliminate the commitments to Danish, Spanish, French and Italian bonds. Portfolio representation in Europe was limited mainly to Germany and the United Kingdom, which we regarded as attractive safe-haven investments during a time of instability in Asia and Eastern Europe. We also retained a position in Swedish bonds, where yields remained relatively attractive compared to the remainder of Europe. Given our expectation of renewed strength in the US dollar relative to European currencies, we restored the hedges against commitments in European stocks and bonds. We also retained the hedge against Japanese yen exposure.

While reducing the Portfolio's allocation to US bonds from 15% of net assets to 11% during the six months ended June 30, 1998, we also shortened the average duration from 5.9 years to 5.3 years. Our increasingly cautious view on US bonds reflected our belief that there was limited potential for a significant further decline in US interest rates. By June 30, 1998, strength in domestic consumer demand in the United States seemed to be offsetting the impact that the weakness in Asian economies was having on US exports. While US inflation remained subdued, we believed that conditions for a significant further deceleration in inflation, a prerequisite for a meaningful additional decline in long-term US interest rates, were absent.

GROWTH STOCK PORTFOLIO

Growth Stock Portfolio's total return for the six months ended June 30, 1998 was +23.72%. Equity investments in Cisco Systems, Inc., Microsoft Corp., SAP AG and Wal-Mart Stores, Inc., all of which were among the Portfolio's top ten equity holdings at June 30, 1998, contributed significantly to performance in the last six months. In addition, equity holdings in Bristol-Myers Squibb Co., General Electric Company, Lucent Technologies, Inc., Mellon Bank Corp., Morgan Stanley Dean Witter, Discover & Co., Northern Telecom Ltd., Pfizer, Inc., Staples, Inc., Telefonaktiebolaget LM Ericsson and WorldCom Inc. were meaningful contributors to Portfolio returns for the first half of 1998.

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MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 1998  (Continued)
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During the six months ended June 30, 1998, we made several modest changes to our investment strategy. When the Iraqi government agreed to abide by the United Nations sanctions in order to gain access to the world oil markets, we reduced the exposure of the Portfolio to oil service companies. The potential increase in world oil supplies, in conjunction with the slowdown in real economic growth worldwide stemming from the emerging recessions in the Asian economies, did not appear to be a favorable environment for the continuation of above-average rates of growth in energy exploration expenditures. Also, during the first half of 1998, there was a recovery of the stock prices of many of the major communications equipment companies to new record levels and valuations, which prompted us to reduce the importance of most of these companies in the Portfolio. The largest industry position at June 30, 1998 was computer software at 9.8% of net assets. Holdings in the top ten industries were equal to approximately 62% of net assets, while the top ten equity holdings were equal to 31.6% of net assets. During the six months ended June 30, 1998, we followed a policy of maintaining a relatively low cash reserve, which, at June 30, 1998, was slightly over 4% of net assets.

Our investment focus was on large-capitalization, high-quality, global growth companies where we anticipate above-average earnings growth and where stock valuations appeared reasonable relative to the projected growth rates in earnings.

HIGH YIELD PORTFOLIO

For the six months ended June 30, 1998, the high-yield market registered a total return of +4.31% as measured by the unmanaged CS First Boston High Yield Index, which marginally exceeded a strong ten-year US Treasury return of +4.24%. Returns in the high-yield market were hampered by a very heavy new-issue calendar and the poor performance of emerging markets issues (particularly Indonesian credits), while the Treasury market benefited from a flight to quality and an economy characterized by solid growth and low inflation. As a result, yield spreads between the Index and US Treasury securities of similar maturity widened to 417 basis points (4.17%) at June 30, 1998, compared to 386 basis points at year-end 1997.

A record dollar volume of new high-yield issues ($94.7 billion) came to market during the first half of 1998, an astounding 67% increase from the year-ago period. In addition to high-yield mutual funds, which enjoyed strong inflows during the first half of 1998, crossover investors (those buyers who generally buy investment-grade issues but who have chosen to buy below investment-grade issues), insurance companies, pension funds and collateralized bond obligations were active investors during the six-month period. As a result, new issues tended to trade quite well in the secondary market. In that regard, the unmanaged Bear Stearns New Issues Index, which consists of a rolling basket of the most recent 25 issues, recorded a total return of +13.6% for the six months ended June 30, 1998. In addition to the robust funds flows, the high-yield market has continued to benefit from declining Treasury interest rates, strong economic growth with low inflation, buoyant equity markets, tenders, credit-enhancing mergers and acquisitions, and low default rates.

The Moody's Investors Service Inc.'s trailing 12-month default rate, which includes worldwide defaults, equaled 2.58% (on an issuer basis) through June 30, 1998. This figure represents an increase from the year-ago rate of 1.58%, but is still below the 1971-1997 annual average of 3.36%. The uptick represents defaults by issuers domiciled in Asian countries and less forbearance on the part of commercial banks. We expect the default rate to gradually trend upward, reflecting an increase in high-risk offerings. In that regard, issues rated B-or lower by any of the major rating agencies (on a senior equivalent basis) accounted for a growing percentage of noninvestment-grade new issuance during the first half of 1998. This growth in the most default-prone segment of the market reflects heavy new issuance by telecommunications companies, many of which are build-out phase enterprises with no cash flow.

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MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 1998  (Continued)
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Against this backdrop, the Portfolio underperformed the Index with a total return of +2.92% for the six-month period ended June 30, 1998. The Portfolio's results were penalized by our relatively high exposure to emerging markets issues (15.3% as compared to 7.1% for the Index), which have been hurt by the Asian economic crisis, and our overweighting in energy credits, which have suffered from the downdraft in oil and natural gas prices. In addition, for much of the six-month period, it was difficult for us to fully invest the Portfolio because of the abundance of new buyers in the high-yield market. On a brighter note, several of the Portfolio's holdings benefited from positive event risk. Among them were two acquisition targets of AT&T Corp. (rated Aa3/AA by Moody's Investors Service, Inc. and Standard & Poor's Corp., respectively) -- Teleport Communications Group Inc. and TCI Communications Inc. -- which saw their securities rise sharply after AT&T announced details of the transactions. The high-yield securities of TCI affiliates -- Cablevision Systems Corp., Century Communications Corp. and Lenfest Communications, Inc. (all of which were Portfolio holdings) -- also advanced on the news.

During the first half of 1998, we focused most of our purchasing activity in the new-issue market because we believed there was better relative value there. We had only limited participation in the media/telecommunications sector, preferring to focus primarily on established US-based consumer and industrial firms with leading positions in mature markets. Recent purchases for the Portfolio included the bonds of Thermadyne Holdings Corp., a leading global manufacturer of cutting and welding products; Numatics Inc., a leading manufacturer of pneumatic valves and related products; and Indesco International, the largest manufacturer of plastic trigger sprayers in the world. All of these credits have strong cash flow margins, a key criterion in our credit selection process. We selectively sold bond issues trading at premiums to par or with limited call protection because we believe these securities have moderate yields and capital appreciation potential compared to the issues that replaced them.

We are somewhat cautious about the near-term outlook for the high-yield market, as the technical situation has deteriorated. Inflows into high-yield mutual funds have slowed from $2.1 billion in January to only $864 million in June. The forward calendar, while down from its peak in May, is still sizeable. In addition, continued fundamental problems in the financial systems of Japan, Russia and Southeast Asia appear likely to weigh on the high-yield market. Finally, in addition to the aforementioned increase in the growth of highly speculative bonds, we have noted a trend toward weaker covenants in new issues. Hence, we will continue to be highly selective in this heavy new-issue environment.

Communications and media remained our largest broad industry category, totaling 28.8% of total long-term investments. Of the more narrowly classified sectors, the largest industries were: energy, 10.1% of long-term investments; domestic wireless communications, 7.4%; domestic cable, 6.9%; and transportation, 5.4%. Non-US bonds totaled 21.5% of the Portfolio, with emerging markets issues (primarily Latin American corporate bonds) accounting for 15.3% of long-term investments. At June 30, 1998, the average portfolio maturity was 7 years, 2 months, and cash and cash equivalents equaled 4.2% of net assets, compared with 12% of net assets at year-end 1997.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

During January, the bond market traded within a very narrow range as investors tried to assess the impact of the Asian financial crisis on US economic growth. The yield curve steepened from 24 basis points (0.24%) to 52 basis points as the yield on long-term Treasury bonds dropped from 5.92% to 5.80%. In February, the bond market backed up to 6% on long-term Treasury bonds, despite some favorable news. Most significantly, the Federal Government ran a $17 billion budget surplus for the 12 months ended January 1998. Commodity prices trended down, and there was no change in the rate

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MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 1998  (Continued)
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of increase of the Consumer Price Index. However, investors were concerned with rapid money supply growth fueling a continuing record-high stock market against a background of full employment. In March, long-term bonds traded within a very narrow range, starting at a yield of 6.01% and finishing the month at 5.93%. This decline was the result of mounting evidence of a continuing strong domestic economy. Consumer spending, employment and production data remained in a growth trend. The Federal Reserve Board reported in its March "beige book" that many US firms were desperate to find workers and were being forced to offer large wage increases. Nevertheless, the stock market, as measured by the Dow Jones Industrial Average (DJIA), soared more than 400 points during March, and the bond market's reaction to these concerns was clearly muted.

After a strong first quarter of 1998, in which the economy grew at a rate of 5.4%, there were signs that a slower growth pattern was emerging. Three of the major factors that fueled the first quarter growth slowed during the spring. These were consumer spending, inventory accumulation and capital expenditures. In addition, data on job growth, hours worked and industrial production further indicated slower growth for the second quarter. In April, the DJIA reached the 9,200 level and left investors concerned about inflated stock prices. Each new release of economic data was examined under the assumption that the Federal Reserve Board would raise interest rates at its May meeting, but no such decision was made. Instead, the combination of low energy prices, a strong dollar and weak demand in Asia pushed interest rates lower. With inflation almost nonexistent, the yield on the long-term bond fell below 5.80% in May and continued its rally to below 5.60% in June.

During the six-month period ended June 30, 1998, we kept the duration of the Portfolio at approximately 4.4 years, which is 1.1 years longer than the duration of the Treasury/Agency 1-15 Year Index. The reason for this is that we chose to position 42% of the Portfolio's net assets in issues at the long-term end of the intermediate range in order to seek to enhance Portfolio return.

LONG TERM CORPORATE BOND PORTFOLIO

During January, the bond market traded within a very narrow range as investors tried to assess the impact of the Asian financial crisis on US economic growth. The yield curve steepened from 24 basis points (0.24%) to 52 basis points as the yield on long-term Treasury bonds dropped from 5.92% to 5.80%. In February, the bond market backed up to 6% on long-term Treasury bonds, despite some favorable news. Most significantly, the Federal Government ran a $17 billion budget surplus for the 12 months ended January 1998. Commodity prices trended down, and there was no change in the rate of increase of the Consumer Price Index. However, investors were concerned with rapid money supply growth fueling a continuing record-high stock market against a background of full employment. In March, long-term bonds traded within a very narrow range, starting at a yield of 6.01% and finishing the month at 5.93%. This decline was the result of mounting evidence of a continuing strong domestic economy. Consumer spending, employment and production data remained in a growth trend. The Federal Reserve Board reported in its March "beige book" that many US firms were desperate to find workers and were being forced to offer large wage increases. Nevertheless, the stock market, as measured by the Dow Jones Industrial Average (DJIA), soared more than 400 points during March, and the bond market's reaction to these concerns was clearly muted.

After a strong first quarter of 1998, in which the economy grew at a rate of 5.4%, there were signs that a slower growth pattern was emerging. Three of the major factors that fueled the first quarter growth slowed during the spring. These were consumer spending, inventory accumulation and capital expenditures. In addition, data on job growth, hours worked and industrial production further indicated slower growth for the second quarter. In April, the DJIA reached the 9,200 level and left investors concerned about inflated stock prices. Each new release of economic data was examined under the assumption that the Federal Reserve Board would raise interest rates at its May meeting, but no such

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MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 1998  (Continued)
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decision was made. Instead, the combination of low energy prices, a strong dollar and weak demand in Asia pushed interest rates lower. With inflation almost nonexistent, the yield on the long-term bond fell below 5.80% in May and continued its rally to below 5.60% in June.

During the six-month period ended June 30, 1998, we kept the duration of the Portfolio in the 5.8-year -- 5.9-year range, which was consistent with the duration of the Merrill Lynch Corporate Master Index. Structured securities comprised 10.5% of the Portfolio's net assets by June 30, 1998. The average quality rating of the Portfolio was A+, as rated by Standard & Poor's Corp., which was slightly higher than the Merrill Lynch Corporate Master Index average of A. During the period, we reduced the Portfolio's position in cash and Treasury holdings and purchased floating rate notes as well as added to asset-backed obligations and real estate investment trusts as yield spreads widened. In addition, we kept the Portfolio slightly underweighted in utilities and maintained little exposure to Yankee issues because their values were being impacted by the deteriorating situation in Asia. The Portfolio remains overweighted in super regional banks, brokerage companies and insurance companies.

MONEY RESERVE PORTFOLIO

For the six-month period ended June 30, 1998, the Money Reserve Portfolio's net annualized yield was 5.36%.* The Portfolio's 7-day yield as of June 30, 1998 was 5.33%*. The average portfolio maturity was 78 days at June 30, 1998, compared to 71 days at June 30, 1997.

The Portfolio's composition at the end of June and as of our last report is detailed below:

ISSUE                                                                                               6/30/98      12/31/97
---------------------------------------------------------------------------------------------------------------------------

Bank Notes......................................................................................        17.5%        10.3%

Certificates of Deposit.........................................................................         0.9          2.5

Certificates of Deposit -- Yankee...............................................................         1.9          3.9

Commercial Paper................................................................................        45.7         48.9

Corporate Notes.................................................................................        13.9          5.3

Funding Agreements..............................................................................         2.6          1.7

Master Notes....................................................................................         1.8          1.9

Medium-Term Notes...............................................................................          --          7.5

Repurchase Agreements...........................................................................          --          2.4

US Government Agency & Instrumentality Obligations -- Discount..................................         0.1          3.0

US Government Agency & Instrumentality Obligations -- Non-Discount..............................        15.2         13.7

Other Assets Less Liabilities/(Liabilities in Excess of Other Assets)...........................         0.4         (1.1)
                                                                                                       -----        -----

Total...........................................................................................       100.0%       100.0%
                                                                                                       -----        -----
                                                                                                       -----        -----

MULTIPLE STRATEGY PORTFOLIO

As of June 30, 1998, the Portfolio's asset allocation was: foreign stocks, 20% of net assets; US stocks, 52%; foreign bonds, 3%; US bonds, 20%; and cash reserves, 5%.

During the first half of 1998, we increased the Portfolio's commitment to foreign stocks while reducing the commitment to bonds and cash reserves. By enlarging the foreign equity commitment from 10% of net assets to 20% during the six months ended June 30, 1998, we continued to emphasize European issues, given the favorable economic fundamentals and prospects for corporate restructuring.

------------

*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses with the exception of insurance exposure.

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MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 1998  (Continued)
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On the other hand, concerns regarding the Japanese economy led us to remain underweighted in Japanese equities relative to the unmanaged Morgan Stanley Europe, Australia, Far East Index. In emerging markets, we continued to prefer Latin American companies, and in particular, those of Mexico, over Asian companies.

Within the US equity commitment, we continued to place emphasis on the shares of companies that we believed could benefit from a healthy US economy and a high level of consumer confidence. We also preferred companies that we believe have limited exposure to the economic problems of Asia. The Portfolio's largest weightings at June 30, 1998 were in the consumer-related sectors, both cyclicals and staples. Other sectors with significant representation were financial services and technology. We reduced the Portfolio's representation to the largest-capitalization issues through the sales of positions in American Express Company, Microsoft Corp. and Pfizer, Inc.

Within the foreign bond sector, we took advantage of price strength to eliminate the commitments to Danish, Spanish, French and Italian bonds. Portfolio representation in Europe was limited mainly to Germany and the United Kingdom, which we regarded as attractive safe-haven investments during a time of instability in Asia and Eastern Europe. We also retained a position in Swedish bonds, where yields remained relatively attractive compared to the remainder of Europe. Given our expectation of renewed strength in the US dollar relative to European currencies, we restored the hedges against commitments in European stocks and bonds. We also retained the hedge against Japanese yen exposure.

While reducing the Portfolio's allocation to US bonds from 27% of net assets to 20% during the six months ended June 30, 1998, we also shortened the average duration from 5.8 years to 5.2 years. Our increasingly cautious view on US bonds reflected our belief that there was limited potential for a significant further decline in US interest rates. By June 30, 1998, strength in domestic consumer demand in the United States seemed to be offsetting the impact that the weakness in Asian economies was having on US exports. While US inflation remained subdued, we believed that conditions for a significant further deceleration in inflation, a prerequisite for a meaningful additional decline in long-term US interest rates, were absent.

NATURAL RESOURCES PORTFOLIO

The six-month period ended June 30, 1998 was difficult for natural resource investments. While the Portfolio showed improved performance relative to its peer group of broad-based natural resource funds, it suffered losses during May and June and lost ground against other relevant benchmarks as economic conditions continued to deteriorate in Asia. The collapse of Asian currencies (particularly the Japanese yen) has been translated into near-universal commodity price declines. As we discussed in our last letter to shareholders, the impact of stagnation in Asian economies was a major concern in the outlook for natural resource investments. However, the actual results have been much worse than our expectations, with severe contractions likely for several economies in the region in 1998. The near-collapse of the Japanese yen could lead to another round of currency depreciation, and a possible devaluation of the Chinese yuan. In the absence of concrete fiscal reform by Japanese authorities, this remains a risk with highly negative consequences.

We continued to migrate to holdings that we believe have less earnings risk exposure, or we believe may be positioned to take advantage of declining prices in the feedstock used in their operations. However, the investment environment was unique over the period in that there were no safe havens, with natural resource stocks suffering declines in virtually all commodity segments. This was particularly true for energy-related stocks. After rallying on preliminary production cuts by the Organization of Petroleum Exporting Countries (OPEC) and non-OPEC producers, crude oil prices retraced their gains

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MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 1998  (Continued)
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and tested lows not seen in 12 years. A second round of cuts brought prices back to the $14 per barrel range. However, this is far below the earlier consensus expectations, and oil company shares have been battered by earnings estimate cuts. We continue to expect the remainder of 1998 to be volatile, as strict OPEC quota compliance will be necessary to work off inventories that were as much as 160 million barrels above year-ago levels. Even this may be difficult since we believe that Asian oil demand has fallen more than prevailing industry estimates.

The shares of oil service stocks were particularly hard-hit over the six months, as lower oil company revenues have resulted in curtailed drilling plans. The Portfolio benefited from reducing energy holdings to less than 40% of total assets from a 44% peak early in the year. However, we subsequently increased energy exposure to 46% of total assets at June 30, 1998, with emphasis on major integrated oil stocks, natural gas-leveraged production companies, and deep-water drilling and construction stocks. We believe that North American natural gas capacity utilization is close to full capacity as demand continues to increase and current production becomes more difficult to replace from mature fields. Summer prices currently in the $2.40 per thousand cubic feet range are strong despite a rapid build in North American gas storage levels. We believe that extensive fuel switching to residual oil for electricity generation is responsible for the inventory build, and this may limit further near-term strength in gas prices. We increased the Portfolio's holdings in Canadian gas producers, where realized prices are at steep discounts to US prices as a result of pipeline constraints. As two new export pipeline projects are completed this winter, we expect this differential to close.

New stocks purchased to capitalize on our positive natural gas outlook included Alberta Energy Co. Ltd., Snyder Oil Corp., Vastar Resources Inc. and Enron Oil and Gas Co. We also took new positions in larger integrated oil companies including Mobil Corp., Chevron Corp. and Unocal Corp., all of which traded at attractive valuation levels and had defensive characteristics.

We continued to have substantial exposure to gold shares, despite the sale of nearly one-quarter of the Portfolio's gold mining company stocks. Gold mining stocks rallied early in the year on expectations that gold's role as an asset backing the currency of the European Economic and Monetary Union (EMU) would be above extremely bearish estimates that existed in late 1997. Consensus expectations for gold's role as an asset backing the EMU moved above our estimate. This created a negative surprise for the commodity when European central bank head Wim Duisenberg announced that the gold weighting of European monetary reserves would be only in the 10%--15% range. While this was on target with our estimate, gold fell given the perceived shortfall. In addition, weak Asian currencies and economies resulted in sharply reduced demand for jewelry fabrication and hoarding for investment purposes. The Portfolio was particularly hurt by its exposure to Australian gold mining stocks. While many of these companies sold gold forward and enjoyed rising margins as costs of production declined in local currency terms, the stock prices have been devastated by the declining Australian equity market and currency. The companies could be attractive acquisition candidates at current levels, but we are worried that further demand shortfalls and currency depreciation could drive these shares back to their 1997 lows. We continue to be concerned about gold's failure to act as a safe haven in times of economic turmoil. Unless the gold price shows better performance in the face of widespread currency declines, we anticipate a further review of gold's investment role in the Portfolio.

We reduced the Portfolio's exposure to steel and metals stocks with sales across all metals groups. We eliminated our shares of Falconbridge Ltd., Inco Ltd., QNI Ltd. and RGC Ltd., and reduced our positions in Nippon Steel Corp., Rio Tinto PLC, Sumitomo Metal Industries Inc. and Industrias Penoles, S.A. de C.V. We also took partial profits in the shares of Alumax Inc., which received a merger offer from Aluminum Company of America, but maintained positions in Centaur Mining Ltd. and Resolute Ltd. for their exposures to laterite nickel mines. These projects are in the start-up phase, and we

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MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 1998  (Continued)
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believe the shares offer significant upside potential should commissioning be successful. Unfortunately, the stocks were tainted by the collapse of the Australian stock market. While global inventories of most metals are at relatively low levels, we doubt that there will be any near-term catalysts for base metals stocks until resumption of Asian economic growth appears visible.

Paper and forest products stocks rallied significantly during the first half of the six-month period. Capacity utilization trends appeared better balanced, as demand continued to absorb capacity added in the last cycle and as industry consolidation accelerated with several mergers in the group. Unfortunately, the steep declines in Asian demand and export of some grades into European and American markets resulted in the group giving up all of its earlier share price gains. We sold shares in Avenor Inc. after the company received a takeover bid from Abitibi Consolidated Holdings, and also made partial sales in Slocan Forest Products Ltd., Weyerhaeuser Co. and Willamette Industries Inc. Nonetheless, the Portfolio remains overweighted in the forest products group relative to natural resource benchmarks. However, it is difficult to see a catalyst for stock appreciation within our investment time horizon. Therefore, we plan to reduce positions should any selling opportunities present themselves.

Chemical stocks continued to register the best returns in the natural resource sector, but showed signs of weakening as the first half of 1998 came to a close. Many chemical stocks have reported a series of positive earnings surprises resulting from declining feedstock costs resulting from low oil and natural gas prices. However, capacity utilization is forecast to fall with new production from newly completed chemical projects and plant expansions over the coming 18 months. Given our forecast for rising natural gas prices and a trough in oil prices, we expect to maintain our underweighted position in the commodity chemical area. During the period, we maintained a position in E.I. duPont de Nemours & Co. DuPont had strong first half performance in response to the announcement of its upcoming initial public offering of 20% of its interest in its Conoco energy subsidiary, and its eventual spin-off to shareholders. In addition, investors held out expectations of a potential upward price/ earnings ratio revision, as the company's life sciences division becomes a larger component of its earnings. Unfortunately, the company reported that it anticipated an earnings shortfall in the second quarter as a result of low oil prices and lower demand in its seed businesses subsequent to the end of the first half of the year, erasing some of the stock's earlier gains.

We reduced the Portfolio's exposure to the gold mining and base metals groups, with the proceeds used to increase the weighting of the energy group. In addition, we increased the Portfolio's cash position from 2% of net assets to nearly 12% as of June 30. We intend to maintain higher cash balances in light of the weak resource environment, as well as to exploit buying opportunities as they become available.

Progress was made in restructuring the Portfolio. During the six months ended June 30, 1998, we reduced Portfolio holdings to 93 positions from 110 at December 31, 1997. Our goal continues to be the creation of a more focused fund. In addition, new positions in the Portfolio were concentrated in companies that we believe have solid ongoing operations, and away from companies that, in our view, are highly dependent on exploration successes.

The investment environment for natural resources has been extremely difficult since the onset of the Asian financial crisis one year ago. While the Portfolio's performance has improved relative to other natural resource funds, we share our investors' frustration over the negative returns. However, we believe that continued progress has been made in repositioning the Portfolio. Many of the Portfolio's shortfalls had been in smaller-capitalization companies with an emphasis on exploration. As we shift to more established companies supported by underlying production and cash flow, the Portfolio should be better positioned to avoid some of the problems that have hindered past performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 1998  (Concluded)
--------------------------------------------------------------------------------

The outlook for natural resource investments is expected to remain highly volatile. While we believed that the effects of Asian financial distress were being underestimated, the outcome has surpassed our bearish expectations. Despite remedial steps by governments to address the situation, it is difficult to see that commodities have reached a trough in terms of demand and prices. We continue to seek opportunities to invest in companies that can exploit declining commodity prices, or companies whose share prices already discount the economic turmoil. In addition, we believe that the energy sector is poised for a rebound, particularly in natural gas leveraged stocks. We hope to improve the Portfolio's performance relative to other natural resource funds with continued restructuring of the Portfolio.

IN CONCLUSION

We appreciate your investment in Merrill Lynch Series Fund, Inc., and we look forward to sharing our investment outlook and strategies with you in our December annual report to shareholders.

Sincerely,

       [SIG]

Terry K. Glenn

President

August 10, 1998

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Performance Information
June 30, 1998
--------------------------------------------------------------------------------

                          RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                                       12 MONTH       6 MONTH
                                                                                        TOTAL          TOTAL
                                                                                        RETURN         RETURN
----------------------------------------------------------------------------------------------------------------
BALANCED PORTFOLIO                                                                     +20.47%        +11.00%
----------------------------------------------------------------------------------------------------------------
CAPITAL STOCK PORTFOLIO                                                                +20.03         +14.70
----------------------------------------------------------------------------------------------------------------
GLOBAL STRATEGY PORTFOLIO                                                              + 8.13         +10.86
----------------------------------------------------------------------------------------------------------------
GROWTH STOCK PORTFOLIO                                                                 +36.49         +23.72
----------------------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                                                   + 7.36         + 2.92
----------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO                                                 + 9.51         + 3.29
----------------------------------------------------------------------------------------------------------------
LONG TERM CORPORATE BOND PORTFOLIO                                                     +10.20         + 4.15
----------------------------------------------------------------------------------------------------------------
MULTIPLE STRATEGY PORTFOLIO                                                            +17.38         +11.32
----------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO                                                            -16.64         - 2.48
----------------------------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

   Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                                          FIVE YEARS    TEN YEARS
                                                                            YEAR ENDED      ENDED         ENDED
                                                                             6/30/98       6/30/98       6/30/98
-------------------------------------------------------------------------------------------------------------------
BALANCED PORTFOLIO                                                            +20.47%       +11.60%       +11.94%
-------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK PORTFOLIO                                                       +20.03        +16.17        +14.64
-------------------------------------------------------------------------------------------------------------------
GLOBAL STRATEGY PORTFOLIO                                                     + 8.13        +11.13        +11.71
-------------------------------------------------------------------------------------------------------------------
GROWTH STOCK PORTFOLIO                                                        +36.49        +22.20        +15.27
-------------------------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                                          + 7.36        + 9.43        +11.22
-------------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO                                        + 9.51        + 5.93        + 8.48
-------------------------------------------------------------------------------------------------------------------
LONG TERM CORPORATE BOND PORTFOLIO                                            +10.20        + 6.68        + 9.20
-------------------------------------------------------------------------------------------------------------------
MULTIPLE STRATEGY PORTFOLIO                                                   +17.38        +13.42        +13.04
-------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO                                                   -16.64        + 1.74        + 2.86
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Portfolio
Schedule of Investments as of June 30, 1998
--------------------------------------------------------------------------------

                            FACE                                                               VALUE       PERCENT OF
INDUSTRIES                 AMOUNT                BONDS & NOTES                  COST         (NOTE 1a)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES       $2,000,000  General Electric Capital Corp., 8.75%
                                      due 5/21/2007.......................  $   2,306,650  $   2,370,000         2.0%
-----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT & AGENCY    1,251,991  Federal Home Loan Mortgage Corp.,
OBLIGATIONS                           7.50% due 6/01/2007++...............      1,275,857      1,288,111         1.0
                          1,000,000  Federal National Mortgage
                                      Association, 5.75% due
                                      2/15/2008++.........................        982,299        995,310         0.8
                         12,170,000  US Treasury Bonds, 6.625% due
                                      2/15/2027...........................     13,007,120     13,742,607        11.4
                                     US Treasury Notes:
                          6,000,000      6% due 8/15/1999.................      6,016,406      6,030,960         5.0
                          6,200,000      6.125% due 9/30/2000.............      6,313,344      6,276,508         5.2
                          5,650,000      6.50% due 5/31/2002..............      5,710,180      5,838,032         4.8
                                                                            -------------  -------------       -----
                                                                               33,305,206     34,171,528        28.2
-----------------------------------------------------------------------------------------------------------------------
                                     TOTAL BONDS & NOTES                       35,611,856     36,541,528        30.2
-----------------------------------------------------------------------------------------------------------------------

                           SHARES
                            HELD                 COMMON STOCKS
-----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE          23,700  GenCorp Inc..........................        693,088        598,425         0.5
                              7,800  +Orbital Sciences Corporation........        229,032        291,525         0.2
                                                                            -------------  -------------       -----
                                                                                  922,120        889,950         0.7
-----------------------------------------------------------------------------------------------------------------------
AIRLINES                     16,500  +US Airways Group, Inc...............        657,181      1,307,625         1.1
-----------------------------------------------------------------------------------------------------------------------
AUTOMOBILE PARTS             24,500  Federal-Mogul Corporation............      1,030,061      1,653,750         1.4
-----------------------------------------------------------------------------------------------------------------------
AUTOMOBILE RENTAL            30,900  +Avis Rent-A-Car, Inc................        682,819        764,775         0.6
                             21,900  Hertz Corp. (Class A)................        764,710        970,444         0.8
                                                                            -------------  -------------       -----
                                                                                1,447,529      1,735,219         1.4
-----------------------------------------------------------------------------------------------------------------------
BANKING                      27,700  Bank of New York Co., Inc............        762,172      1,681,044         1.4
                             12,000  BankAmerica Corp.....................        720,159      1,037,250         0.9
                                                                            -------------  -------------       -----
                                                                                1,482,331      2,718,294         2.3
-----------------------------------------------------------------------------------------------------------------------
BANKING & FINANCIAL          25,300  First Union Corporation..............      1,256,762      1,473,725         1.2
-----------------------------------------------------------------------------------------------------------------------
BROADCASTING-MEDIA           17,900  +Chancellor Media Corp. (Class A)....        610,329        888,288         0.7
-----------------------------------------------------------------------------------------------------------------------
BROADCASTING-RADIO           52,300  +Capstar Broadcasting Corp. (Class
                                      A)..................................        993,700      1,314,038         1.1
-----------------------------------------------------------------------------------------------------------------------
CHEMICALS                    25,700  Great Lakes Chemical Corporation.....      1,074,213      1,013,544         0.8
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES          42,300  +Gartner Group, Inc. (Class A).......      1,415,394      1,477,856         1.2
-----------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES            13,150  +Cisco Systems, Inc..................        797,352      1,210,622         1.0
-----------------------------------------------------------------------------------------------------------------------
COMPUTERS                    45,700  COMPAQ Computer Corporation..........      1,363,112      1,296,738         1.1
                              7,800  International Business Machines
                                      Corp................................        822,475        895,538         0.7
                                                                            -------------  -------------       -----
                                                                                2,185,587      2,192,276         1.8
-----------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS            54,000  Dial Corporation (The)...............      1,092,837      1,400,625         1.2
-----------------------------------------------------------------------------------------------------------------------
CONTAINERS                   30,800  +Owens-Illinois, Inc.................        951,763      1,378,300         1.1
-----------------------------------------------------------------------------------------------------------------------
COSMETICS                    17,000  Gillette Company (The)...............        959,347        963,688         0.8
-----------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT         13,800  General Electric Company.............      1,008,608      1,255,800         1.0
-----------------------------------------------------------------------------------------------------------------------
ELECTRONICS                  10,850  Intel Corporation....................        882,981        803,578         0.7
                             13,900  Texas Instruments Inc................        890,508        810,544         0.7
                                                                            -------------  -------------       -----
                                                                                1,773,489      1,614,122         1.4
-----------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT                27,400  +Premier Parks Inc...................      1,541,749      1,825,525         1.5
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES           32,000  +Heller Financial, Inc...............        892,584        960,000         0.8
-----------------------------------------------------------------------------------------------------------------------
FOODS                        20,700  +Keebler Foods Co....................        587,188        569,250         0.5
-----------------------------------------------------------------------------------------------------------------------
HARDWARE PRODUCTS            17,000  Black & Decker Corporation...........        615,095      1,037,000         0.9
-----------------------------------------------------------------------------------------------------------------------
HEALTHCARE-PRODUCTS &        26,300  Columbia/HCA Healthcare Corporation..        830,187        765,988         0.6
SERVICES
-----------------------------------------------------------------------------------------------------------------------
INSURANCE                    19,800  Allmerica Financial Corporation......      1,219,984      1,287,000         1.1
                             25,100  Equitable Companies Inc. (The).......      1,335,713      1,880,931         1.6
                             19,800  Providian Financial Corporation......      1,264,397      1,555,538         1.3
                             26,700  Travelers Group, Inc.................      1,194,224      1,618,687         1.3
                              8,500  UNUM Corporation.....................        276,297        471,750         0.4
                                                                            -------------  -------------       -----
                                                                                5,290,615      6,813,906         5.7
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Portfolio
Schedule of Investments as of June 30, 1998  (Concluded)
--------------------------------------------------------------------------------

                           SHARES                                                              VALUE       PERCENT OF
INDUSTRIES                  HELD                 COMMON STOCKS                  COST         (NOTE 1a)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
MACHINERY                    24,900  Ingersoll-Rand Co....................  $     803,081  $   1,097,156         0.9%
-----------------------------------------------------------------------------------------------------------------------
MANUFACTURING                19,500  Tyco International Ltd...............      1,019,704      1,228,500         1.0
-----------------------------------------------------------------------------------------------------------------------
MEDICAL                      19,400  Beckman Coulter Inc..................      1,156,035      1,130,050         0.9
-----------------------------------------------------------------------------------------------------------------------
MEDICAL SERVICES             53,877  +HEALTHSOUTH Corporation.............      1,472,579      1,437,842         1.2
-----------------------------------------------------------------------------------------------------------------------
NATURAL GAS                  32,100  El Paso Natural Gas Co...............        886,870      1,227,825         1.0
                             24,200  Enron Corp...........................      1,107,693      1,308,312         1.1
                                                                            -------------  -------------       -----
                                                                                1,994,563      2,536,137         2.1
-----------------------------------------------------------------------------------------------------------------------
OIL SERVICE                   9,700  Schlumberger Ltd.....................        713,630        662,631         0.5
-----------------------------------------------------------------------------------------------------------------------
PETROLEUM                    27,800  Unocal Corporation...................      1,006,546        993,850         0.8
-----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS              12,700  Bristol-Myers Squibb Co..............      1,218,756      1,459,706         1.2
                             24,300  Warner-Lambert Company...............      1,181,734      1,685,812         1.4
                                                                            -------------  -------------       -----
                                                                                2,400,490      3,145,518         2.6
-----------------------------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING        31,500  +World Color Press, Inc..............        946,683      1,102,500         0.9
-----------------------------------------------------------------------------------------------------------------------
RAILROADS                    12,500  Burlington Northern Santa Fe, Inc....      1,092,345      1,227,344         1.0
-----------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT       13,000  Starwood Hotels & Resorts............        582,360        628,062         0.5
TRUSTS
-----------------------------------------------------------------------------------------------------------------------
RETAIL                       48,110  Rite Aid Corporation.................        893,452      1,807,132         1.5
                             33,300  +Safeway Inc.........................        977,725      1,354,894         1.1
                             23,100  Sears, Roebuck & Co..................      1,228,839      1,410,544         1.2
                             29,100  Wal-Mart Stores, Inc.................      1,219,658      1,767,825         1.5
                                                                            -------------  -------------       -----
                                                                                4,319,674      6,340,395         5.3
-----------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY             25,800  Lowe's Companies, Inc................        936,222      1,046,512         0.9
-----------------------------------------------------------------------------------------------------------------------
SOFTWARE                     25,700  +BMC Software, Inc...................        584,981      1,334,794         1.1
                             16,900  Computer Associates International,
                                      Inc.................................        533,858        939,006         0.8
                                                                            -------------  -------------       -----
                                                                                1,118,839      2,273,800         1.9
-----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS           18,200  +SmarTalk TeleServices, Inc..........        501,444        257,075         0.2
                             38,571  +Tele-Communications, Inc. (Class
                                      A)..................................        915,822      1,480,162         1.2
                             60,158  +Tele-Communications TCI Ventures
                                      Group (Class A).....................        601,389      1,203,160         1.0
                             44,500  +WorldCom Inc........................      1,260,813      2,149,906         1.8
                                                                            -------------  -------------       -----
                                                                                3,279,468      5,090,303         4.2
-----------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING             38,200  Carnival Corp. (Class A).............        623,628      1,513,675         1.3
                              8,500  Royal Caribbean Cruises Ltd..........        385,033        675,750         0.6
                                                                            -------------  -------------       -----
                                                                                1,008,661      2,189,425         1.9
-----------------------------------------------------------------------------------------------------------------------
WASTE MANAGEMENT             31,950  USA Waste Services, Inc..............      1,341,656      1,577,531         1.3
-----------------------------------------------------------------------------------------------------------------------
                                     TOTAL COMMON STOCKS                       54,608,557     70,166,947        58.1
-----------------------------------------------------------------------------------------------------------------------
                            FACE
                           AMOUNT            SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*        $4,460,000  Finova Capital Corp., 5.90% due
                                      7/02/1998...........................      4,458,538      4,458,538         3.7
                          3,975,000  General Motors Acceptance Corp.,
                                      6.50% due 7/01/1998.................      3,974,282      3,974,282         3.3
                          5,000,000  New Center Asset Trust, 5.75% due
                                      7/07/1998...........................      4,994,410      4,994,410         4.1
-----------------------------------------------------------------------------------------------------------------------
                                     TOTAL SHORT-TERM SECURITIES               13,427,230     13,427,230        11.1
-----------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS....................  $ 103,647,643    120,135,705        99.4
                                                                            -------------
                                                                            -------------
                                     OTHER ASSETS LESS LIABILITIES........                       723,909         0.6
                                                                                           -------------       -----
                                     NET ASSETS...........................                 $ 120,859,614       100.0%
                                                                                           -------------       -----
                                                                                           -------------       -----
-----------------------------------------------------------------------------------------------------------------------

 * Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Portfolio.

 + Non-income producing security.

++ Subject to principal paydowns.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of June 30, 1998
--------------------------------------------------------------------------------

                         SHARES                                                            VALUE       PERCENT OF
INDUSTRIES                HELD             US STOCKS & WARRANTS             COST         (NOTE 1a)     NET ASSETS
-------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE         90,000  GenCorp, Inc......................  $   2,627,014  $   2,272,500         0.6%
                            28,800  +Orbital Sciences Corporation.....        739,683      1,076,400         0.3
                                                                        -------------  -------------       -----
                                                                            3,366,697      3,348,900         0.9
-------------------------------------------------------------------------------------------------------------------
AIRLINES                    57,000  +US Airways Group, Inc............      2,103,999      4,517,250         1.2
-------------------------------------------------------------------------------------------------------------------
AUTOMOBILE PARTS           109,500  Federal-Mogul Corporation.........      4,482,172      7,391,250         2.0
-------------------------------------------------------------------------------------------------------------------
AUTOMOBILE RENTAL          131,100  +Avis Rent-A-Car, Inc.............      2,858,008      3,244,725         0.9
                            96,000  Hertz Corp. (Class A).............      3,475,683      4,254,000         1.1
                                                                        -------------  -------------       -----
                                                                            6,333,691      7,498,725         2.0
-------------------------------------------------------------------------------------------------------------------
BANKING                     96,000  Bank of New York Co., Inc.........      1,766,630      5,826,000         1.6
                            15,000  Bank of New York Co., Inc.
                                     (Warrants)(a)....................        168,750      2,700,000         0.7
                            52,800  BankAmerica Corp..................      2,756,854      4,563,900         1.2
                           111,900  First Union Corporation...........      5,504,283      6,518,175         1.7
                                                                        -------------  -------------       -----
                                                                           10,196,517     19,608,075         5.2
-------------------------------------------------------------------------------------------------------------------
BROADCASTING-MEDIA          75,000  +Chancellor Media Corp. (Class
                                     A)...............................      2,479,703      3,721,875         1.0
-------------------------------------------------------------------------------------------------------------------
BROADCASTING-RADIO         215,600  +Capstar Broadcasting Corp. (Class
                                     A)...............................      4,096,400      5,416,950         1.4
-------------------------------------------------------------------------------------------------------------------
CHEMICALS                   90,900  Great Lakes Chemical Corp.........      3,882,470      3,584,869         1.0
-------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES        168,000  +Gartner Group, Inc. (Class A)....      5,631,981      5,869,500         1.6
-------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES           57,550  +Cisco Systems, Inc...............      3,410,843      5,298,197         1.4
-------------------------------------------------------------------------------------------------------------------
COMPUTERS                  170,000  COMPAQ Computer Corporation.......      5,510,641      4,823,750         1.3
                            31,400  International Business Machines
                                     Corp.............................      3,270,319      3,605,113         0.9
                                                                        -------------  -------------       -----
                                                                            8,780,960      8,428,863         2.2
-------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS          240,700  Dial Corporation (The)............      4,807,377      6,243,156         1.7
-------------------------------------------------------------------------------------------------------------------
CONTAINERS                 114,100  +Owens-Illinois, Inc..............      3,316,266      5,105,975         1.4
-------------------------------------------------------------------------------------------------------------------
COSMETICS                   43,200  Gillette Company (The)............      2,428,890      2,448,900         0.7
-------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT        56,000  General Electric Company..........      4,079,469      5,096,000         1.4
-------------------------------------------------------------------------------------------------------------------
ELECTRONICS                 45,600  Intel Corporation.................      3,741,499      3,377,250         0.9
                            57,600  Texas Instruments Inc.............      3,742,055      3,358,800         0.9
                                                                        -------------  -------------       -----
                                                                            7,483,554      6,736,050         1.8
-------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT              119,000  +Premier Parks Inc................      6,706,383      7,928,375         2.1
-------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES         121,600  +Heller Financial, Inc............      3,383,518      3,648,000         1.0
-------------------------------------------------------------------------------------------------------------------
FOODS                       90,000  +Keebler Foods Co.................      2,544,251      2,475,000         0.7
-------------------------------------------------------------------------------------------------------------------
HARDWARE PRODUCTS           73,200  Black & Decker Corporation........      2,451,987      4,465,200         1.2
-------------------------------------------------------------------------------------------------------------------
HEALTHCARE-PRODUCTS/       105,000  Columbia/HCA Healthcare
SERVICES                             Corporation......................      3,336,628      3,058,125         0.8
-------------------------------------------------------------------------------------------------------------------
INSURANCE                   71,000  Allmerica Financial Corporation...      4,362,249      4,615,000         1.2
                           105,300  Equitable Companies Inc. (The)....      5,534,770      7,890,919         2.1
                            83,000  Providian Financial Corporation...      5,285,816      6,520,688         1.7
                           115,500  Travelers Group, Inc..............      4,616,996      7,002,188         1.9
                            54,800  UNUM Corporation..................      1,738,348      3,041,400         0.8
                                                                        -------------  -------------       -----
                                                                           21,538,179     29,070,195         7.7
-------------------------------------------------------------------------------------------------------------------
MACHINERY                  136,500  Ingersoll-Rand Co.................      4,095,877      6,014,531         1.6
-------------------------------------------------------------------------------------------------------------------
MANUFACTURING               78,000  Tyco International Ltd............      4,034,192      4,914,000         1.3
-------------------------------------------------------------------------------------------------------------------
MEDICAL                     76,700  Beckman Coulter Inc...............      4,585,968      4,467,775         1.2
-------------------------------------------------------------------------------------------------------------------
MEDICAL SERVICES           225,967  +HEALTHSOUTH Corporation..........      6,112,619      6,030,494         1.6
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of June 30, 1998  (Continued)
--------------------------------------------------------------------------------

                         SHARES                                                            VALUE       PERCENT OF
INDUSTRIES                HELD             US STOCKS & WARRANTS             COST         (NOTE 1a)     NET ASSETS
-------------------------------------------------------------------------------------------------------------------
NATURAL GAS                 68,000  El Paso Natural Gas Co............  $   2,330,180  $   2,601,000         0.7%
                            82,500  Enron Corp........................      3,570,638      4,460,156         1.2
                                                                        -------------  -------------       -----
                                                                            5,900,818      7,061,156         1.9
-------------------------------------------------------------------------------------------------------------------
OIL SERVICES                36,000  Schlumberger Ltd..................      2,110,698      2,459,250         0.7
-------------------------------------------------------------------------------------------------------------------
PETROLEUM                  160,000  Unocal Corp.......................      6,011,876      5,720,000         1.5
-------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS             56,000  Bristol-Myers Squibb Co...........      5,320,186      6,436,500         1.7
                            91,500  Warner-Lambert Company............      4,363,330      6,347,813         1.7
                                                                        -------------  -------------       -----
                                                                            9,683,516     12,784,313         3.4
-------------------------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING      141,000  +World Color Press, Inc...........      4,237,516      4,935,000         1.3
-------------------------------------------------------------------------------------------------------------------
RAILROADS                   21,600  Burlington Northern Santa Fe,
                                     Inc..............................      1,987,349      2,120,850         0.5
-------------------------------------------------------------------------------------------------------------------
REAL ESTATE                 61,000  Starwood Hotels & Resorts.........      1,598,323      2,947,063         0.8
INVESTMENT TRUSTS
-------------------------------------------------------------------------------------------------------------------
RETAIL                     171,430  Rite Aid Corporation..............      2,963,948      6,439,339         1.7
                           152,000  +Safeway Inc......................      4,413,480      6,184,500         1.6
                            98,600  Sears, Roebuck & Co...............      4,932,453      6,020,763         1.6
                           134,000  Wal-Mart Stores, Inc..............      5,523,596      8,140,500         2.2
                                                                        -------------  -------------       -----
                                                                           17,833,477     26,785,102         7.1
-------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY           110,400  Lowe's Companies, Inc.............      3,977,889      4,478,100         1.2
-------------------------------------------------------------------------------------------------------------------
SOFTWARE                    99,200  +BMC Software, Inc................      1,860,393      5,152,200         1.4
                            75,750  Computer Associates International,
                                     Inc..............................      2,071,481      4,208,859         1.1
                                                                        -------------  -------------       -----
                                                                            3,931,874      9,361,059         2.5
-------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS          91,000  +SmarTalk TeleServices, Inc.......      2,507,360      1,285,375         0.3
                           122,857  +Tele-Communications, Inc. (Class
                                     A)...............................      2,206,314      4,714,637         1.3
                           234,286  +Tele-Communications TCI Ventures
                                     Group............................      1,957,736      4,685,720         1.2
                           162,000  +WorldCom Inc.....................      4,850,834      7,826,625         2.1
                                                                        -------------  -------------       -----
                                                                           11,522,244     18,512,357         4.9
-------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING           167,200  Carnival Corp. (Class A)..........      2,409,395      6,625,300         1.8
                            39,800  Royal Caribbean Cruises Ltd.......      1,791,657      3,164,100         0.8
                                                                        -------------  -------------       -----
                                                                            4,201,052      9,789,400         2.6
-------------------------------------------------------------------------------------------------------------------
WASTE MANAGEMENT           142,500  USA Waste Services, Inc...........      5,946,664      7,035,937         1.9
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL US STOCKS & WARRANTS            214,613,887    286,375,817        76.4
-------------------------------------------------------------------------------------------------------------------

COUNTRIES                                   FOREIGN STOCKS++++
-------------------------------------------------------------------------------------------------------------------
ARGENTINA                   51,500  Yacimientos Petroliferos Fiscales
                                     S.A. (ADR)* (18).................      1,625,922      1,548,219         0.4
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN ARGENTINA          1,625,922      1,548,219         0.4
-------------------------------------------------------------------------------------------------------------------
CANADA                      31,000  +Imax Corporation (9).............        737,385        697,500         0.2
                            60,500  Magna International Inc. (Class A)
                                     (1)..............................      4,044,791      4,151,812         1.1
                           129,900  Seagram Company Ltd. (The) (3)....      5,565,903      5,317,781         1.4
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN CANADA            10,348,079     10,167,093         2.7
-------------------------------------------------------------------------------------------------------------------
FINLAND                     45,500  +Amer Group Ltd. (6)..............        809,605        888,202         0.2
                            23,700  Finnlines OY (5)..................        473,846      1,470,089         0.4
                            87,660  Orion-Yhtymae OY (Class B) (19)...      2,556,237      2,702,742         0.7
                           237,100  UPM-Kymmene OY (17)...............      6,836,999      6,531,680         1.8
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN FINLAND           10,676,687     11,592,713         3.1
-------------------------------------------------------------------------------------------------------------------
FRANCE                     205,500  +Alstom (ADR)* (13)...............      7,007,738      6,766,691         1.8
                            49,600  +ST Microelectronics N.V. (NY
                                     Registered Shares) (22)..........      3,760,798      3,465,800         0.9
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN FRANCE            10,768,536     10,232,491         2.7
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of June 30, 1998  (Continued)
--------------------------------------------------------------------------------

                         SHARES                                                            VALUE       PERCENT OF
COUNTRIES                 HELD              FOREIGN STOCKS++++              COST         (NOTE 1a)     NET ASSETS
-------------------------------------------------------------------------------------------------------------------
GERMANY                     10,700  Bayerische Vereinsbank AG (2).....  $     645,305  $     906,880         0.3%
                            50,600  Daimler-Benz AG (1)...............      4,949,694      4,975,349         1.3
                            59,700  Henkel KGaA (Preferred) (4).......      4,353,603      5,903,196         1.6
                            19,000  Mannesmann AG (13)................        663,326      1,952,415         0.5
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN GERMANY           10,611,928     13,737,840         3.7
-------------------------------------------------------------------------------------------------------------------
ITALY                      109,000  Arnoldo Mondadori Editore S.p.A.
                                     (20).............................        920,007      1,288,126         0.3
                           170,100  Danieli & Co. Officine Meccaniche
                                     S.p.A. (13)......................        655,636        789,716         0.2
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN ITALY              1,575,643      2,077,842         0.5
-------------------------------------------------------------------------------------------------------------------
JAPAN                        2,500  Amway Japan Ltd. (14).............         80,580         26,340         0.0
                            25,000  Rohm Co., Ltd. (7)................      2,362,978      2,570,903         0.7
                             9,000  Sony Corporation (7)..............        664,765        776,142         0.2
                            43,000  Tokio Marine and Fire Insurance
                                     Co., Ltd. (10)...................        420,696        442,506         0.1
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN JAPAN              3,529,019      3,815,891         1.0
-------------------------------------------------------------------------------------------------------------------
MEXICO                     224,900  Grupo Carso, S.A. de C.V. (ADR)*
                                     (15).............................      2,667,877      1,814,943         0.5
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN MEXICO             2,667,877      1,814,943         0.5
-------------------------------------------------------------------------------------------------------------------
NETHERLANDS                102,700  Royal Dutch Petroleum Co. (NY
                                     Registered Shares) (16)..........      5,716,117      5,629,244         1.5
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN THE
                                    NETHERLANDS                             5,716,117      5,629,244         1.5
-------------------------------------------------------------------------------------------------------------------
NORWAY                      83,100  Color Line ASA (5)................        361,466        260,247         0.1
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN NORWAY               361,466        260,247         0.1
-------------------------------------------------------------------------------------------------------------------
SOUTH KOREA                 59,700  +Hyundai Engineering &
                                     Construction Co., Ltd. (GDR)**
                                     (8)++............................        766,170         18,805         0.0
                             1,167  +Hyundai Engineering &
                                     Construction Co., Ltd. (New
                                     Shares) (GDR)** (8)++............         14,981            368         0.0
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SOUTH KOREA          781,151         19,173         0.0
-------------------------------------------------------------------------------------------------------------------
SPAIN                       49,400  Repsol, S.A. (ADR)* (18)..........      2,261,741      2,717,000         0.7
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SPAIN              2,261,741      2,717,000         0.7
-------------------------------------------------------------------------------------------------------------------
SWEDEN                     115,100  Bure Investment AB (11)...........      1,501,867      1,833,055         0.5
                            28,400  +Castellum AB (21)................        190,519        334,767         0.1
                            49,000  Perstorp AB (Class B) (4).........        917,814        915,543         0.2
                            49,000  Sparbanken Sverige AB (Class A)
                                     (2)..............................        625,430      1,474,701         0.4
                            19,000  Spectra-Physics AB (Class A)
                                     (12).............................        579,661        303,781         0.1
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SWEDEN             3,815,291      4,861,847         1.3
-------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM              79,142  Diageo PLC (3)....................        633,271        937,544         0.3
                            56,900  Diageo PLC (New Shares) (ADR)*
                                     (3)..............................      2,744,594      2,741,869         0.7
                           290,900  LucasVarity PLC (1)...............        957,092      1,155,173         0.3
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN THE
                                    UNITED KINGDOM                          4,334,957      4,834,586         1.3
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL FOREIGN STOCKS                   69,074,414     73,309,129        19.5
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of June 30, 1998  (Concluded)
--------------------------------------------------------------------------------

                          FACE                                                             VALUE       PERCENT OF
                         AMOUNT           SHORT-TERM SECURITIES             COST         (NOTE 1a)     NET ASSETS
-------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***    $10,602,000  General Motors Acceptance Corp.,
                                     6.50% due 7/01/1998..............  $  10,600,086  $  10,600,086         2.8%
                         3,000,000  Goldman Sachs Group L.P., 5.60%
                                     due 7/01/1998....................      2,999,533      2,999,533         0.8
                         2,000,000  Lexington Parker Capital Co. LLC,
                                     5.65% due 7/01/1998..............      1,999,686      1,999,686         0.5
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL SHORT-TERM SECURITIES            15,599,305     15,599,305         4.1
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS.................  $ 299,287,606    375,284,251       100.0
                                                                        -------------
                                                                        -------------
                                    UNREALIZED APPRECIATION ON FORWARD
                                    FOREIGN EXCHANGE CONTRACTS+++.....                       309,165         0.1
                                    LIABILITIES IN EXCESS OF OTHER
                                    ASSETS............................                      (454,237)       (0.1)
                                                                                       -------------       -----
                                    NET ASSETS........................                 $ 375,139,179       100.0%
                                                                                       -------------       -----
                                                                                       -------------       -----
-------------------------------------------------------------------------------------------------------------------

 (a) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

   * American Depositary Receipts (ADR).

  ** Global Depositary Receipts (GDR).

 *** Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Portfolio.

   + Non-income producing security.

  ++ The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

 +++ Forward foreign exchange contracts as of June 30, 1998 were as follows:

--------------------------------------------------
                                      UNREALIZED
                                     APPRECIATION
FOREIGN              EXPIRATION     (DEPRECIATION)
CURRENCY SOLD           DATE          (NOTE 1f)
--------------------------------------------------
C$   13,500,000       July 1998       $   (3,565)
DM   33,500,000       July 1998          246,043
Fim  57,900,000    September 1998         48,300
Frf   59,600,000      July 1998           16,751
L      2,750,000      July 1998           (3,108)
Lit 3,360,000,000    August 1998           9,100
Pta  394,700,000     August 1998           8,484
Skr   36,900,000   September 1998        (38,880)
Y   489,300,000    September 1998         26,040
--------------------------------------------------
TOTAL UNREALIZED APPRECIATION ON
FORWARD FOREIGN
EXCHANGE CONTRACTS (US$ COMMITMENT
-- $65,826,703)                       $  309,165
                                    --------------
                                    --------------
--------------------------------------------------

++++ Corresponding industry groups for foreign stocks:

      (1) Auto-Parts

      (2) Banking

      (3) Beverages

      (4) Chemicals

      (5) Cruise Lines

      (6) Diversified

      (7) Electronics

      (8) Engineering & Construction

      (9) Entertainment

     (10) Insurance

     (11) Investment Management

     (12) Laser Components

     (13) Machinery & Equipment

     (14) Merchandising

     (15) Multi-Industry

     (16) Oil-Integrated

     (17) Paper & Forest Products

     (18) Petroleum

     (19) Pharmaceuticals

     (20) Publishing

     (21) Real Estate

     (22) Semiconductors

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of June 30, 1998
--------------------------------------------------------------------------------

                          SHARES                                                               VALUE       PERCENT OF
INDUSTRIES                 HELD                   US STOCKS                     COST         (NOTE 1a)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE         30,000  GenCorp Inc...........................  $     850,080  $     757,500         0.3%
                             7,200  +Orbital Sciences Corporation.........        184,823        269,100         0.1
                                                                            -------------  -------------      ------
                                                                                1,034,903      1,026,600         0.4
-----------------------------------------------------------------------------------------------------------------------
AIRLINES                    17,350  +US Airways Group, Inc................        805,569      1,374,988         0.5
-----------------------------------------------------------------------------------------------------------------------
AUTOMOBILE PARTS            27,500  Federal-Mogul Corporation.............      1,115,913      1,856,250         0.7
-----------------------------------------------------------------------------------------------------------------------
AUTOMOBILE RENTAL           38,000  +Avis Rent-A-Car, Inc.................        902,560        940,500         0.4
                            23,800  Hertz Corp. (Class A).................        882,597      1,054,638         0.4
                                                                            -------------  -------------      ------
                                                                                1,785,157      1,995,138         0.8
-----------------------------------------------------------------------------------------------------------------------
BANKING                     25,200  Bank of New York Co., Inc.............        810,339      1,529,325         0.6
                            13,100  BankAmerica Corp......................        899,982      1,132,331         0.5
                            28,000  First Union Corporation...............      1,388,138      1,631,000         0.6
                                                                            -------------  -------------      ------
                                                                                3,098,459      4,292,656         1.7
-----------------------------------------------------------------------------------------------------------------------
BROADCASTING-MEDIA          16,600  +Chancellor Media Corp. (Class A).....        549,799        823,775         0.3
-----------------------------------------------------------------------------------------------------------------------
BROADCASTING-RADIO          60,500  +Capstar Broadcasting Corp. (Class
                                     A)...................................      1,149,500      1,520,063         0.6
-----------------------------------------------------------------------------------------------------------------------
CHEMICALS                   38,700  Great Lakes Chemical Corporation......      1,666,443      1,526,231         0.6
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES         35,100  +Gartner Group, Inc. (Class A)........      1,223,303      1,226,306         0.5
-----------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES           14,600  +Cisco Systems, Inc...................        868,447      1,344,113         0.5
-----------------------------------------------------------------------------------------------------------------------
COMPUTERS                   47,700  COMPAQ Computer Corporation...........      1,694,477      1,353,488         0.5
                             8,600  International Business Machines
                                     Corp.................................        894,779        987,388         0.4
                                                                            -------------  -------------      ------
                                                                                2,589,256      2,340,876         0.9
-----------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS           60,800  Dial Corporation (The)................      1,216,675      1,577,000         0.6
-----------------------------------------------------------------------------------------------------------------------
CONTAINERS                  30,100  +Owens-Illinois, Inc..................        920,441      1,346,975         0.5
-----------------------------------------------------------------------------------------------------------------------
COSMETICS                   12,000  Gillette Company (The)................        686,008        680,250         0.3
-----------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT        14,300  General Electric Company..............      1,048,476      1,301,300         0.5
-----------------------------------------------------------------------------------------------------------------------
ELECTRONICS                 12,850  Intel Corporation.....................      1,054,228        951,703         0.3
                            16,600  Texas Instruments Inc.................      1,078,507        967,988         0.4
                                                                            -------------  -------------      ------
                                                                                2,132,735      1,919,691         0.7
-----------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT               33,600  +Premier Parks Inc....................      1,893,463      2,238,600         0.9
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES          34,800  +Heller Financial, Inc................        968,379      1,044,000         0.4
-----------------------------------------------------------------------------------------------------------------------
FOODS                       24,000  +Keebler Foods Co.....................        678,184        660,000         0.3
-----------------------------------------------------------------------------------------------------------------------
HARDWARE PRODUCTS           32,400  Black & Decker Corporation............      1,115,098      1,976,400         0.8
-----------------------------------------------------------------------------------------------------------------------
HEALTHCARE-PRODUCTS &       29,400  Columbia/HCA Healthcare Corporation...        934,245        856,275         0.3
SERVICES
-----------------------------------------------------------------------------------------------------------------------
INSURANCE                   25,800  Allmerica Financial Corporation.......      1,582,959      1,677,000         0.7
                            23,500  Equitable Companies Inc. (The)........      1,238,710      1,761,031         0.7
                            24,000  Providian Financial Corporation.......      1,530,452      1,885,500         0.7
                            26,000  Travelers Group, Inc..................      1,149,489      1,576,250         0.6
                            11,500  UNUM Corporation......................        365,007        638,250         0.2
                                                                            -------------  -------------      ------
                                                                                5,866,617      7,538,031         2.9
-----------------------------------------------------------------------------------------------------------------------
MACHINERY                   35,000  Ingersoll-Rand Co.....................      1,119,986      1,542,188         0.6
-----------------------------------------------------------------------------------------------------------------------
MANUFACTURING               22,000  Tyco International Ltd................      1,137,798      1,386,000         0.5
-----------------------------------------------------------------------------------------------------------------------
MEDICAL EQUIPMENT           15,200  Beckman Coulter Inc...................        917,097        885,400         0.3
-----------------------------------------------------------------------------------------------------------------------
MEDICAL SERVICES            56,000  +HEALTHSOUTH Corporation..............      1,495,900      1,494,500         0.6
-----------------------------------------------------------------------------------------------------------------------
NATURAL GAS                 42,800  El Paso Natural Gas Co................      1,139,738      1,637,100         0.6
                            22,600  Enron Corp............................        921,503      1,221,813         0.5
                                                                            -------------  -------------      ------
                                                                                2,061,241      2,858,913         1.1
-----------------------------------------------------------------------------------------------------------------------
OIL SERVICES                12,000  Schlumberger Ltd......................        779,503        819,750         0.3
-----------------------------------------------------------------------------------------------------------------------
PETROLEUM                   32,000  Unocal Corp...........................      1,132,893      1,144,000         0.4
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of June 30, 1998  (Continued)
--------------------------------------------------------------------------------

                          SHARES                                                               VALUE       PERCENT OF
INDUSTRIES                 HELD                   US STOCKS                     COST         (NOTE 1a)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS             14,400  Bristol-Myers Squibb Co...............  $   1,369,945  $   1,655,100         0.6%
                            27,600  Warner-Lambert Company................      1,272,652      1,914,750         0.8
                                                                            -------------  -------------      ------
                                                                                2,642,597      3,569,850         1.4
-----------------------------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING       40,000  +World Color Press, Inc...............      1,202,120      1,400,000         0.5
-----------------------------------------------------------------------------------------------------------------------
RAILROADS                   11,000  Burlington Northern Santa Fe Inc......        918,861      1,080,063         0.4
-----------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT      12,950  Starwood Hotels & Resorts.............        350,270        625,647         0.3
TRUSTS
-----------------------------------------------------------------------------------------------------------------------
RETAIL                      46,930  Rite Aid Corporation..................        799,700      1,762,808         0.7
                            39,400  +Safeway Inc..........................      1,162,028      1,603,088         0.6
                            24,800  Sears, Roebuck & Co...................      1,341,470      1,514,350         0.6
                            34,300  Wal-Mart Stores, Inc..................      1,413,835      2,083,725         0.8
                                                                            -------------  -------------      ------
                                                                                4,717,033      6,963,971         2.7
-----------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY            31,200  Lowe's Companies, Inc.................      1,124,202      1,265,550         0.5
-----------------------------------------------------------------------------------------------------------------------
SOFTWARE                    34,000  +BMC Software, Inc....................        800,735      1,765,875         0.7
                            18,850  Computer Associates International,
                                     Inc..................................        635,220      1,047,353         0.4
                                                                            -------------  -------------      ------
                                                                                1,435,955      2,813,228         1.1
-----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS          23,500  +SmarTalk TeleServices, Inc...........        646,944        331,938         0.1
                            39,713  +Tele-Communications, Inc. (Class
                                     A)...................................        798,417      1,523,986         0.6
                            74,574  +Tele-Communications TCI Ventures
                                     Group (Class A)......................        696,707      1,491,480         0.6
                            34,500  +WorldCom Inc.........................      1,005,583      1,666,781         0.6
                                                                            -------------  -------------      ------
                                                                                3,147,651      5,014,185         1.9
-----------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING            39,400  Carnival Corp. (Class A)..............        683,428      1,561,225         0.6
                            15,400  Royal Caribbean Cruises Ltd...........        750,333      1,224,300         0.5
                                                                            -------------  -------------      ------
                                                                                1,433,761      2,785,525         1.1
-----------------------------------------------------------------------------------------------------------------------
WASTE MANAGEMENT            33,200  USA Waste Services, Inc...............      1,396,975      1,639,250         0.6
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL US STOCKS                            60,360,913     77,753,538        30.0
-----------------------------------------------------------------------------------------------------------------------

COUNTRIES                                     FOREIGN STOCKS+++
-----------------------------------------------------------------------------------------------------------------------
ARGENTINA                   71,200  Yacimientos Petroliferos Fiscales S.A.
                                     (ADR)* (23)..........................      1,971,965      2,140,450         0.8
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN ARGENTINA              1,971,965      2,140,450         0.8
-----------------------------------------------------------------------------------------------------------------------
CANADA                      33,100  +Imax Corporation (12)................        533,452        744,750         0.3
                            31,300  Magna International Inc. (Class A)
                                     (2)..................................      1,693,391      2,147,963         0.8
                            14,000  Seagram Company Ltd. (The) (4)........        601,236        573,125         0.2
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN CANADA                 2,828,079      3,465,838         1.3
-----------------------------------------------------------------------------------------------------------------------
FINLAND                     85,000  +Amer Group Ltd. (9)..................      1,566,827      1,659,278         0.7
                            50,000  Finnlines OY (8)......................        923,284      3,101,454         1.2
                            42,000  Orion-Yhtymae OY (Class B) (24).......      1,178,334      1,294,948         0.5
                            23,000  Sampro Insurance Co. (A Shares)
                                     (15).................................      1,063,535      1,090,982         0.4
                            76,940  +Sponda Oyj (26)......................        531,230        540,417         0.2
                            96,000  UPM-Kymmene Oyj (22)..................      2,073,861      2,644,628         1.0
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN FINLAND                7,337,071     10,331,707         4.0
-----------------------------------------------------------------------------------------------------------------------
FRANCE                      24,400  AXA-UAP (15)..........................      2,771,870      2,745,429         1.1
                            61,100  +Alstom S.A. (ADR)* (18)..............      2,083,563      2,011,897         0.8
                            23,200  Elf Aquitaine S.A. (21)...............      2,752,529      3,263,010         1.3
                            33,300  +ST Microelectronics N.V. (NY
                                     Registered Shares) (29)..............      1,821,157      2,326,837         0.9
                            44,000  Scor S.A. (27)........................      1,707,560      2,792,091         1.1
                            67,900  Thomson CSF (10)......................      2,312,231      2,584,099         1.0
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN FRANCE                13,448,910     15,723,363         6.2
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of June 30, 1998  (Continued)
--------------------------------------------------------------------------------

                          SHARES                                                               VALUE       PERCENT OF
COUNTRIES                  HELD               FOREIGN STOCKS+++                 COST         (NOTE 1a)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
GERMANY                     27,000  Bayerische Vereinsbank AG (3).........  $   1,747,796  $   2,288,389         0.9%
                            26,700  Daimler-Benz AG (2)...................      2,620,972      2,625,332         1.0
                             4,000  Henkel KGaA (7).......................        177,789        331,930         0.1
                            36,000  Henkel KGaA (Preferred) (7)...........      1,529,763      3,559,716         1.4
                            41,850  Mannesmann AG (18)....................      1,440,270      4,300,451         1.6
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN GERMANY                7,516,590     13,105,818         5.0
-----------------------------------------------------------------------------------------------------------------------
INDONESIA                  101,250  P.T. Indonesian Satellite Corp. (ADR)*
                                     (30).................................      2,454,470      1,126,406         0.4
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN INDONESIA              2,454,470      1,126,406         0.4
-----------------------------------------------------------------------------------------------------------------------
IRELAND                     26,600  Bank of Ireland (3)...................        554,472        545,012         0.2
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN IRELAND                  554,472        545,012         0.2
-----------------------------------------------------------------------------------------------------------------------
ITALY                      246,000  Arnoldo Mondadori Editore S.p.A.
                                     (25).................................      1,990,308      2,907,147         1.1
                           431,000  Danieli & Co. Officine Meccaniche
                                     S.p.A. (18)..........................      1,590,085      2,000,985         0.8
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN ITALY                  3,580,393      4,908,132         1.9
-----------------------------------------------------------------------------------------------------------------------
JAPAN                        6,600  Amway Japan Ltd. (19).................        145,219         69,539         0.0
                           177,000  Bank of Tokyo-Mitsubishi, Ltd. (3)....      2,413,784      1,876,402         0.7
                            33,000  Ito-Yokado Co., Ltd. (28).............      1,804,597      1,555,099         0.6
                           216,000  Makino Milling Machine Co., Ltd.
                                     (18).................................      1,550,989      1,522,927         0.6
                           115,000  Matsushita Electric Industrial Co.,
                                     Ltd. (10)............................      1,827,427      1,850,689         0.7
                            41,000  Matsushita Electric Works, Ltd. (6)...        418,408        331,385         0.1
                            17,000  Rohm Co., Ltd. (10)...................      1,254,700      1,748,214         0.7
                           221,000  Sanwa Bank, Ltd. (3)..................      1,926,313      1,979,223         0.8
                            22,000  Sony Corporation (10).................      1,620,901      1,897,236         0.7
                           152,000  Tokio Marine and Fire Insurance Co.,
                                     Ltd. (15)............................      1,615,279      1,564,206         0.6
                            32,000  Tokyo Electron Limited (10)...........      1,187,916        981,453         0.4
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN JAPAN                 15,765,533     15,376,373         5.9
-----------------------------------------------------------------------------------------------------------------------
MEXICO                     120,000  Grupo Carso, S.A. de C.V. (ADR)*
                                     (20).................................      1,586,267        968,400         0.4
                            52,750  Panamerican Beverages, Inc. (Class A)
                                     (4)..................................      1,582,904      1,658,328         0.6
                            44,200  Telefonos de Mexico, S.A. de C.V.
                                     (Telmex) (ADR)* (30).................      2,178,576      2,124,362         0.8
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN MEXICO                 5,347,747      4,751,090         1.8
-----------------------------------------------------------------------------------------------------------------------
NETHERLANDS                 48,100  Royal Dutch Petroleum Co. (NY
                                     Registered Shares) (21)..............      2,662,112      2,636,481         1.0
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN THE NETHERLANDS        2,662,112      2,636,481         1.0
-----------------------------------------------------------------------------------------------------------------------
NORWAY                      86,700  Color Line ASA (8)....................        341,311        271,521         0.1
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN NORWAY                   341,311        271,521         0.1
-----------------------------------------------------------------------------------------------------------------------
SINGAPORE                  228,000  Overseas Chinese Banking Corp. Ltd.
                                     (3)..................................      1,085,267        776,429         0.3
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SINGAPORE              1,085,267        776,429         0.3
-----------------------------------------------------------------------------------------------------------------------
SOUTH KOREA                 34,000  +Hyundai Engineering & Construction
                                     Co., Ltd. (GDR)** (11)(a)............        436,344         10,710         0.0
                               664  +Hyundai Engineering & Construction
                                     Co., Ltd. (New Shares) (GDR)**
                                     (11)(a)..............................          8,522            209         0.0
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SOUTH KOREA              444,866         10,919         0.0
-----------------------------------------------------------------------------------------------------------------------
SPAIN                       51,000  +Dinamia Capital Privado. Sociedad de
                                     Capital Riesgo, S.A. (9).............        958,809        882,929         0.4
                            35,200  Inmobiliaria Metropolitana Vasco
                                     Central, S.A. (26)...................      1,098,525      1,037,120         0.4
                            25,119  Inmobiliaria Metropolitana Vasco
                                     Central, S.A. (Rights)(b) (26).......              0         35,282         0.0
                            46,700  Repsol, S.A. (ADR)* (23)..............      1,449,107      2,568,500         1.0
                            79,200  Uralita, S.A. (5).....................      1,109,687      1,130,542         0.4
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SPAIN                  4,616,128      5,654,373         2.2
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of June 30, 1998  (Continued)
--------------------------------------------------------------------------------

                          SHARES                                                               VALUE       PERCENT OF
COUNTRIES                  HELD               FOREIGN STOCKS+++                 COST         (NOTE 1a)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
SWEDEN                      36,700  Autoliv AB (2)........................  $   1,190,513  $   1,173,553         0.5%
                            91,900  Bure Investment AB (16)...............        817,581      1,463,578         0.6
                           109,800  +Castellum AB (26)....................        939,878      1,294,275         0.5
                            19,100  Custos AB (Class A) (9)...............        491,939        486,212         0.2
                            19,100  Custos AB (Class B) (9)...............        503,438        481,422         0.2
                            38,600  Fastighets AB Tornet (26).............        635,452        619,575         0.2
                            58,600  Haldex AB (2).........................      1,034,796      1,058,173         0.4
                           314,500  Nordbanken Holding AB (3).............      1,847,852      2,307,135         0.9
                            82,000  Perstorp AB (Class B) (7).............      1,535,983      1,532,134         0.6
                             1,420  Schindler Holding AG (18).............      2,444,911      2,164,006         0.8
                            94,000  Sparbanken Sverige AB (Class A) (3)...      1,194,802      2,829,017         1.1
                            39,000  Spectra-Physics AB (Class A) (17).....      1,190,058        623,550         0.2
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SWEDEN                13,827,203     16,032,630         6.2
-----------------------------------------------------------------------------------------------------------------------
SWITZERLAND                  7,350  +UBS-AG (Registered Shares) (3).......      2,455,804      2,734,794         1.1
                             2,000  Valora Holding AG (19)................        540,904        527,774         0.2
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SWITZERLAND            2,996,708      3,262,568         1.3
-----------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM             312,000  British Aerospace PLC (1).............      2,338,755      2,389,425         0.9
                           131,500  Devro PLC (13)........................        881,268      1,101,427         0.4
                           191,548  Diageo PLC (ADR)* (4).................      1,577,114      2,269,145         0.9
                           137,100  Imperial Chemical Industries PLC
                                     (7)..................................      1,778,872      2,200,588         0.9
                           533,000  LucasVarity PLC (2)...................      1,754,009      2,116,559         0.8
                           819,000  +Thomson Travel Group PLC (31)........      2,473,338      2,555,358         1.0
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN THE
                                    UNITED KINGDOM                             10,803,356     12,632,502         4.9
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL FOREIGN STOCKS                       97,582,181    112,751,612        43.5
-----------------------------------------------------------------------------------------------------------------------
                           FACE
                          AMOUNT               FOREIGN BONDS+++
----------------------------------------------------------------------------------------------------------------------
GERMANY                            Bundesrepublik Deutschland (14):
             DM      2,400,000         6.50% due 10/14/2005..............      1,547,155      1,476,667         0.6
                       9,000,000       6% due 7/04/2007..................      5,263,778      5,428,318         2.1
                       2,200,000       6% due 6/20/2016..................      1,223,974      1,342,643         0.5
                       6,000,000       5.625% due 1/04/2028..............      3,376,600      3,451,363         1.3
                       2,200,000   Treuhandanstalt, 6.875% due 6/11/2003
                                    (14).................................      1,463,044      1,347,884         0.5
                                                                           -------------  -------------      ------
                                                                              12,874,551     13,046,875         5.0
----------------------------------------------------------------------------------------------------------------------
SWEDEN                             Government of Sweden (14):
             Skr     69,000,000        5.50% due 4/12/2002...............      8,765,214      8,942,095         3.4
                      31,500,000       8% due 8/15/2007..................      4,600,941      4,824,483         1.9
                                                                           -------------  -------------      ------
                                                                              13,366,155     13,766,578         5.3
----------------------------------------------------------------------------------------------------------------------
UNITED                             UK Treasury Gilt (14):
KINGDOM
             L        1,300,000        8% due 12/07/2000.................      2,196,880      2,220,565         0.9
                       3,250,000       7.25% due 12/07/2007..............      5,379,426      5,958,109         2.3
                                                                           -------------  -------------      ------
                                                                               7,576,306      8,178,674         3.2
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL FOREIGN BONDS                        33,817,012     34,992,127        13.5
----------------------------------------------------------------------------------------------------------------------
                                         US GOVERNMENT OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
US           US$     7,590,000     US Treasury Bonds, 6.625% due
GOVERNMENT                         2/15/2027.............................      8,223,952      8,570,780         3.3
OBLIGATIONS                        US Treasury Notes:
                       9,200,000       6% due 8/15/1999..................      9,224,469      9,247,472         3.6
                       7,240,000       6.50% due 5/31/2002...............      7,467,381      7,480,947         2.9
                       2,300,000       6.25% due 2/15/2007...............      2,292,266      2,408,537         0.9
                       1,775,000       6.625% due 5/15/2007..............      1,798,574      1,906,456         0.7
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL US GOVERNMENT OBLIGATIONS            29,006,642     29,614,192        11.4
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of June 30, 1998  (Concluded)
--------------------------------------------------------------------------------

                          FACE                                                                VALUE       PERCENT OF
                         AMOUNT            SHORT-TERM SECURITIES               COST         (NOTE 1a)     NET ASSETS
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL      $    3,264,000     General Motors Acceptance Corp., 6.50%
PAPER***                            due 7/01/1998........................  $   3,264,000  $   3,264,000         1.3%
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL SHORT-TERM SECURITIES                 3,264,000      3,264,000         1.3
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS.....................  $ 224,030,748    258,375,469        99.7
                                                                           -------------
                                                                           -------------
                                   UNREALIZED APPRECIATION ON FORWARD
                                   FOREIGN EXCHANGE CONTRACTS++..........                       265,412         0.1
                                   OTHER ASSETS LESS LIABILITIES.........                       385,167         0.2
                                                                                          -------------      ------
                                   NET ASSETS............................                 $ 259,026,048       100.0%
                                                                                          -------------      ------
                                                                                          -------------      ------
----------------------------------------------------------------------------------------------------------------------

   * American Depositary Receipts (ADR).

  ** Global Depositary Receipts (GDR).

 *** Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Portfolio.

 (a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

 (b) The rights may be exercised until 7/24/1998.

   + Non-income producing security.

  ++ Forward foreign exchange contracts as of June 30, 1998 were as follows:

---------------------------------------------------
                                       UNREALIZED
                                      APPRECIATION
FOREIGN               EXPIRATION     (DEPRECIATION)
CURRENCY SOLD            DATE          (NOTE 1f)
---------------------------------------------------
C$      4,600,000      July 1998       $   (1,215)
Chf      7,900,000     July 1998          133,173
DM     50,900,000      July 1998          183,522
Fim    49,100,000   September 1998         40,959
Frf     91,400,000     July 1998           51,696
L       12,100,000     July 1998          (42,923)
Lit   8,100,000,000   August 1998          22,325
Pta    829,000,000    August 1998           9,790
Skr    207,000,000  September 1998       (219,185)
Y    1,896,000,000  September 1998         87,270
---------------------------------------------------
TOTAL UNREALIZED APPRECIATION ON
FORWARD FOREIGN EXCHANGE CONTRACTS
(US$ COMMITMENT -- $131,007,454)       $  265,412
                                     --------------
                                     --------------
---------------------------------------------------

 +++ Corresponding industry groups for foreign stocks and bonds:

       (1) Aerospace
       (2) Auto-Parts
       (3) Banking
       (4) Beverages
       (5) Building & Construction
       (6) Building Products
       (7) Chemicals
       (8) Cruise Lines
       (9) Diversified
      (10) Electronics
      (11) Engineering & Construction
      (12) Entertainment
      (13) Food
      (14) Government (Bonds)
      (15) Insurance
      (16) Investment Management
      (17) Laser Components
      (18) Machinery & Equipment
      (19) Merchandising
      (20) Multi-Industry
      (21) Oil-Integrated
      (22) Paper & Forest Products
      (23) Petroleum
      (24) Pharmaceuticals
      (25) Publishing
      (26) Real Estate
      (27) Reinsurance
      (28) Retail
      (29) Semiconductors
      (30) Telecommunications
      (31) Travel & Lodging

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Growth Stock Portfolio
Schedule of Investments as of June 30, 1998
--------------------------------------------------------------------------------

                                                                                          VALUE       PERCENT OF
INDUSTRIES            SHARES HELD                STOCKS                    COST         (NOTE 1a)     NET ASSETS
------------------------------------------------------------------------------------------------------------------
ADVERTISING                50,000  Interpublic Group of Companies,
                                    Inc..............................  $   1,418,134  $   3,034,375         0.7%
------------------------------------------------------------------------------------------------------------------
BANKING & FINANCIAL       110,000  Banc One Corporation..............      5,114,378      6,139,375         1.5
                           40,000  BankAmerica Corp..................      2,822,830      3,457,500         0.8
                           20,000  Citicorp..........................      2,803,428      2,985,000         0.7
                          100,000  Mellon Bank Corporation...........      5,582,673      6,962,500         1.7
                           70,000  State Street Corporation..........      3,613,537      4,865,000         1.2
                                                                       -------------  -------------       -----
                                                                          19,936,846     24,409,375         5.9
------------------------------------------------------------------------------------------------------------------
BEVERAGES                 115,000  Coca-Cola Co. (The)...............      9,009,172      9,832,500         2.4
                           25,000  Seagram Company Ltd. (The)........      1,063,229      1,023,438         0.2
                                                                       -------------  -------------       -----
                                                                          10,072,401     10,855,938         2.6
------------------------------------------------------------------------------------------------------------------
BROADCASTING-MEDIA         80,000  +Chancellor Media Corp............      3,787,238      3,970,000         1.0
                           57,000  +Clear Channel Communications,
                                    Inc..............................      4,878,520      6,220,125         1.5
                                                                       -------------  -------------       -----
                                                                           8,665,758     10,190,125         2.5
------------------------------------------------------------------------------------------------------------------
CHEMICALS                  60,000  duPont (E.I.) de Nemours &
                                    Company..........................      4,847,006      4,477,500         1.1
------------------------------------------------------------------------------------------------------------------
COMMUNICATION             148,000  +Cisco Systems, Inc...............      8,888,821     13,625,250         3.3
EQUIPMENT                 185,000  +FORE Systems, Inc................      4,122,170      4,890,938         1.2
                           70,000  Lucent Technologies, Inc..........      2,438,507      5,823,125         1.4
                          140,000  +Newbridge Networks Corporation...      5,279,181      3,351,250         0.8
                           30,000  Northern Telecom Ltd..............      1,480,653      1,702,500         0.4
                           80,000  Telefonaktiebolaget LM Ericsson
                                    (ADR)*...........................      1,833,750      2,290,000         0.5
                                                                       -------------  -------------       -----
                                                                          24,043,082     31,683,063         7.6
------------------------------------------------------------------------------------------------------------------
COMPUTER-SOFTWARE          50,000  +Baan Company, N.V. (US Registered
                                    Shares)..........................      1,627,863      1,781,250         0.4
                          140,000  +Microsoft Corp...................     11,202,185     15,172,500         3.7
                          170,000  +Peoplesoft, Inc..................      7,198,404      7,979,375         1.9
                           70,000  +SAP AG (Systeme, Anwendungen,
                                    Produkte in der
                                    Datenverarbeitung) (ADR)*........      4,297,500     15,819,510         3.8
                                                                       -------------  -------------       -----
                                                                          24,325,952     40,752,635         9.8
------------------------------------------------------------------------------------------------------------------
COMPUTERS                 395,000  COMPAQ Computer Corporation.......      7,233,835     11,208,125         2.7
                           60,000  Dell Computer Corporation.........      4,032,297      5,565,000         1.3
                           50,000  Hewlett-Packard Co................      3,211,916      2,993,750         0.7
                                                                       -------------  -------------       -----
                                                                          14,478,048     19,766,875         4.7
------------------------------------------------------------------------------------------------------------------
COSMETICS                 100,000  Gillette Company (The)............      4,548,970      5,668,750         1.4
                           10,000  International Flavors &
                                    Fragrances, Inc..................        485,470        434,375         0.1
                                                                       -------------  -------------       -----
                                                                           5,034,440      6,103,125         1.5
------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT       20,000  Emerson Electric Co...............        658,040      1,207,500         0.3
                          162,000  General Electric Company..........      8,526,563     14,742,000         3.6
                            7,000  Honeywell, Inc....................        505,671        584,938         0.1
                                                                       -------------  -------------       -----
                                                                           9,690,274     16,534,438         4.0
------------------------------------------------------------------------------------------------------------------
ELECTRONICS               110,000  Intel Corporation.................      8,018,099      8,146,875         2.0
                           30,000  ST Microelectronics N.V. (NY
                                    Registered Shares)...............      2,194,843      2,096,250         0.5
                          125,000  Texas Instruments Inc.............      7,297,795      7,289,063         1.7
                                                                       -------------  -------------       -----
                                                                          17,510,737     17,532,188         4.2
------------------------------------------------------------------------------------------------------------------
ENERGY                     60,000  El Paso Natural Gas Company.......      1,425,235      2,295,000         0.6
                           40,000  Enron Corp........................      1,757,484      2,162,500         0.5
                                                                       -------------  -------------       -----
                                                                           3,182,719      4,457,500         1.1
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Growth Stock Portfolio
Schedule of Investments as of June 30, 1998  (Continued)
--------------------------------------------------------------------------------

                                                                                          VALUE       PERCENT OF
INDUSTRIES            SHARES HELD                STOCKS                    COST         (NOTE 1a)     NET ASSETS
------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT              50,000  +Viacom, Inc. (Class A)...........  $   2,361,182  $   2,925,000         0.7%
                           90,000  Walt Disney Company (The).........      8,254,765      9,455,625         2.3
                                                                       -------------  -------------       -----
                                                                          10,615,947     12,380,625         3.0
------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES         20,000  American Express Company..........      1,773,450      2,280,000         0.5
                           50,000  Federal National Mortgage
                                    Association......................      2,512,330      3,037,500         0.7
                           50,000  Franklin Resources, Inc...........      2,832,854      2,700,000         0.7
                           80,000  Morgan Stanley Dean Witter,
                                    Discover & Co....................      5,177,813      7,310,000         1.8
                           65,000  Travelers Group, Inc..............      3,027,884      3,940,625         1.0
                                                                       -------------  -------------       -----
                                                                          15,324,331     19,268,125         4.7
------------------------------------------------------------------------------------------------------------------
FOOD                       25,000  ConAgra, Inc......................        553,250        792,188         0.2
                           25,000  Wrigley (Wm.) Jr. Company (Class
                                    B)...............................      1,504,620      2,450,000         0.6
                                                                       -------------  -------------       -----
                                                                           2,057,870      3,242,188         0.8
------------------------------------------------------------------------------------------------------------------
FOOD MERCHANDISING         25,000  Albertson's, Inc..................      1,029,287      1,295,313         0.3
                           75,000  +Meyer (Fred), Inc................      1,595,984      3,187,500         0.8
                                                                       -------------  -------------       -----
                                                                           2,625,271      4,482,813         1.1
------------------------------------------------------------------------------------------------------------------
HOME FURNISHINGS          110,000  Ethan Allen Interiors, Inc........      5,989,533      5,493,125         1.3
------------------------------------------------------------------------------------------------------------------
HOTELS                     65,000  Marriott International, Inc.......      1,853,742      2,104,375         0.5
------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS         15,000  Colgate-Palmolive Co..............      1,051,050      1,320,000         0.3
                           40,000  Kimberly-Clark Corp...............      2,083,098      1,835,000         0.5
                          120,000  Procter & Gamble Co. (The)........      8,503,420     10,927,500         2.6
                           90,000  Unilever N.V. (NY Registered
                                    Shares)..........................      6,246,939      7,104,375         1.7
                                                                       -------------  -------------       -----
                                                                          17,884,507     21,186,875         5.1
------------------------------------------------------------------------------------------------------------------
INFORMATION SERVICES      150,000  First Data Corp...................      5,680,095      4,996,875         1.2
------------------------------------------------------------------------------------------------------------------
INSURANCE                  10,000  Aetna, Inc........................        822,491        761,250         0.2
                           50,000  American International Group,
                                    Inc..............................      4,820,344      7,300,000         1.8
                                                                       -------------  -------------       -----
                                                                           5,642,835      8,061,250         2.0
------------------------------------------------------------------------------------------------------------------
LEISURE                   115,000  PolyGram N.V. (NY Registered
                                    Shares)..........................      5,599,741      5,850,625         1.4
------------------------------------------------------------------------------------------------------------------
MEDICAL TECHNOLOGY         55,000  +Boston Scientific Corp...........      2,728,383      3,939,375         0.9
                           45,000  Guidant Corporation...............      2,917,779      3,209,062         0.8
                           10,000  Johnson & Johnson.................        471,880        737,500         0.2
                                                                       -------------  -------------       -----
                                                                           6,118,042      7,885,937         1.9
------------------------------------------------------------------------------------------------------------------
OIL SERVICES               50,000  Baker Hughes, Inc.................      1,993,239      1,728,125         0.4
                           38,000  Diamond Offshore Drilling, Inc....      1,148,962      1,520,000         0.4
                           25,000  Schlumberger Ltd..................      1,435,091      1,707,812         0.4
                                                                       -------------  -------------       -----
                                                                           4,577,292      4,955,937         1.2
------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS            15,000  +Amgen, Inc.......................        961,875        980,625         0.2
                           80,000  Bristol-Myers Squibb Co...........      7,513,084      9,195,000         2.2
                           60,000  Merck & Co., Inc..................      4,430,891      8,025,000         2.0
                          117,000  Pfizer, Inc.......................      8,217,714     12,716,437         3.1
                                                                       -------------  -------------       -----
                                                                          21,123,564     30,917,062         7.5
------------------------------------------------------------------------------------------------------------------
PHOTOGRAPHY                15,000  Eastman Kodak Co..................        953,578      1,095,938         0.3
------------------------------------------------------------------------------------------------------------------
POLLUTION CONTROL          20,000  WMX Technologies, Inc. (a)........        591,174        700,000         0.2
------------------------------------------------------------------------------------------------------------------
PUBLISHING                 25,600  Gannett Co., Inc..................      1,780,330      1,819,200         0.4
------------------------------------------------------------------------------------------------------------------
RESTAURANTS                15,000  McDonald's Corp...................        684,747      1,035,000         0.2
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Growth Stock Portfolio
Schedule of Investments as of June 30, 1998  (Concluded)
--------------------------------------------------------------------------------

                                                                                          VALUE       PERCENT OF
INDUSTRIES            SHARES HELD                STOCKS                    COST         (NOTE 1a)     NET ASSETS
------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY          160,000  CVS Corporation...................  $   5,064,802  $   6,230,000         1.5%
                           80,000  Gap, Inc. (The)...................      3,228,836      4,930,000         1.2
                          315,000  +Staples, Inc.....................      5,911,139      9,115,312         2.2
                          105,000  Walgreen Co.......................      2,872,665      4,337,812         1.1
                                                                       -------------  -------------       -----
                                                                          17,077,442     24,613,124         6.0
------------------------------------------------------------------------------------------------------------------
RETAIL STORES             100,000  +Federated Department Stores,
                                    Inc..............................      4,964,120      5,381,250         1.3
                          255,000  Wal-Mart Stores, Inc..............      8,889,590     15,491,250         3.7
                                                                       -------------  -------------       -----
                                                                          13,853,710     20,872,500         5.0
------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS            150,000  +Applied Materials, Inc...........      5,488,995      4,425,000         1.1
------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS        120,000  AT&T Corp.........................      7,826,062      6,855,000         1.7
                          157,000  Sprint Corporation................      9,783,586     11,068,500         2.7
                          100,000  +WorldCom Inc.....................      4,392,316      4,831,250         1.2
                                                                       -------------  -------------       -----
                                                                          22,001,964     22,754,750         5.6
------------------------------------------------------------------------------------------------------------------
TOYS                       35,000  Mattel, Inc.......................      1,276,170      1,480,937         0.4
------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING          130,000  Carnival Corp. (Class A)..........      3,057,700      5,151,250         1.2
------------------------------------------------------------------------------------------------------------------
                                   TOTAL STOCKS                          315,063,977    404,570,648        97.8
------------------------------------------------------------------------------------------------------------------
                         FACE
                        AMOUNT           SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**    $16,937,000  General Motors Acceptance Corp.,
                                    6.50% due 7/01/1998..............     16,933,942     16,933,942         4.1
------------------------------------------------------------------------------------------------------------------
                                   TOTAL SHORT-TERM SECURITIES            16,933,942     16,933,942         4.1
------------------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS.................  $ 331,997,919    421,504,590       101.9
                                                                       -------------
                                                                       -------------
                                   LIABILITIES IN EXCESS OF OTHER
                                   ASSETS............................                    (7,829,805)       (1.9)
                                                                                      -------------       -----
                                   NET ASSETS........................                 $ 413,674,785       100.0%
                                                                                      -------------       -----
                                                                                      -------------       -----
------------------------------------------------------------------------------------------------------------------

 * American Depositary Receipts (ADR).

 ** Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Portfolio.

 + Non-income producing security.

(a) Formerly Waste Management, Inc.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of June 30, 1998
--------------------------------------------------------------------------------

                        S&P      MOODY'S     FACE                                                                VALUE
INDUSTRIES              RATINGS  RATINGS    AMOUNT                     ISSUE                        COST       (NOTE 1a)
--------------------------------------------------------------------------------------------------------------------------
                                                                  CORPORATE BONDS
--------------------------------------------------------------------------------------------------------------------------
AIRLINES-0.6%            BB       Ba2     $  750,000  US Airways Group Inc., 10.375% due
                                                       3/01/2013..............................  $    750,000  $    845,865
--------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE-1.5%          B+       B3       1,000,000  Breed Technologies, Inc., 9.25% due
                                                       4/15/2008 (f)..........................     1,000,000       977,500
                         B+       B2       1,000,000  Venture Holdings Trust, 9.50% due
                                                       7/01/2005..............................       986,204     1,012,500
                                                                                                ------------  ------------
                                                                                                   1,986,204     1,990,000
--------------------------------------------------------------------------------------------------------------------------
BROADCASTING-RADIO &     CCC+     B3       1,000,000  Cumulus Media Inc., 10.375% due
TELEVISION-3.8%                                        7/01/2008..............................     1,000,000     1,000,000
                         B-       B3       1,000,000  Paxson Communications, 11.625% due
                                                       10/01/2002.............................     1,073,750     1,072,500
                         B-       B3       1,000,000  Salem Communications Corp., 9.50% due
                                                       10/01/2007.............................     1,020,000     1,045,000
                         B        B2       2,000,000  Sinclair Broadcasting Group, Inc., 8.75%
                                                       due 12/15/2007.........................     1,992,160     2,060,000
                                                                                                ------------  ------------
                                                                                                   5,085,910     5,177,500
--------------------------------------------------------------------------------------------------------------------------
CABLE-                   CCC      Ca       1,417,790  American Telecasting, Inc., 30.325%**
DOMESTIC-5.6%                                          due 6/15/2004..........................       639,146       354,448
                         BB-      Ba3      2,000,000  Century Communications Corp., 9.50% due
                                                       3/01/2005..............................     1,977,500     2,165,000
                         B        B2       1,500,000  Intermedia Capital Partners L.P., 11.25%
                                                       due 8/01/2006..........................     1,493,750     1,702,500
                         BB+      Ba3      1,000,000  Lenfest Communications, Inc., 8.375% due
                                                       11/01/2005.............................       931,250     1,062,500
                         B        B1       1,000,000  Olympus Communications L.P., 10.625% due
                                                       11/15/2006.............................     1,000,000     1,105,000
                         BB+      Ba2      1,000,000  TCI Communications Inc., 9.65% due
                                                       3/31/2027..............................     1,026,250     1,224,970
                                                                                                ------------  ------------
                                                                                                   7,067,896     7,614,418
--------------------------------------------------------------------------------------------------------------------------
CABLE-                                                Australis Media Ltd. (a):
INTERNATIONAL-1.3%       D        C           34,214  1.75%/15.75% due
                                                         5/15/2003............................        18,823         1,711
                         D        C        2,000,000  1.75%/15.75% due
                                                         5/15/2003 (g)........................     1,366,087       100,000
                         B-       B3       2,000,000  International Cabletel Incorporated,
                                                       Series B, 10.688%** due 2/01/2006......     1,555,123     1,650,000
                                                                                                ------------  ------------
                                                                                                   2,940,033     1,751,711
--------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS-4.2%       B+       B1       1,000,000  Bucyrus International, Inc., 9.75% due
                                                       9/15/2007..............................     1,000,000     1,007,500
                         B        B2       1,000,000  Columbus McKinnon Corporation, 8.50% due
                                                       4/01/2008 (f)..........................       997,340       980,000
                         B-       B3       1,500,000  International Wire Group, Inc., 11.75%
                                                       due 6/01/2005..........................     1,486,875     1,644,375
                         B        B2       1,250,000  Morris Materials Handling, 9.50% due
                                                       4/01/2008 (f)..........................     1,235,000     1,165,625
                         B-       B3       1,000,000  Terex Corporation, 8.875% due 4/01/2008
                                                       (f)....................................       982,500       982,500
                                                                                                ------------  ------------
                                                                                                   5,701,715     5,780,000
--------------------------------------------------------------------------------------------------------------------------
CHEMICALS-0.6%           BB-      Ba3        744,000  ISP Holdings Inc., 9.75% due
                                                       2/15/2002..............................       744,000       781,200
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of June 30, 1998  (Continued)
--------------------------------------------------------------------------------

                        S&P      MOODY'S     FACE                                                                VALUE
INDUSTRIES              RATINGS  RATINGS    AMOUNT                     ISSUE                        COST       (NOTE 1a)
--------------------------------------------------------------------------------------------------------------------------
                                                                  CORPORATE BONDS
--------------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES-2.2%   B        Ba3     $1,000,000  Advanced Micro Devices, Inc., 11% due
                                                       8/01/2003..............................  $  1,000,000  $  1,055,000
                         CCC      Caa1     1,000,000  Dictaphone Corp., 11.75% due
                                                       8/01/2005..............................       968,750     1,005,000
                         B-       B3       1,000,000  PSINet Inc., Senior Notes, 10% due
                                                       2/15/2005..............................     1,000,000     1,020,000
                                                                                                ------------  ------------
                                                                                                   2,968,750     3,080,000
--------------------------------------------------------------------------------------------------------------------------
CONGLOMERATES-1.5%       B-       B3       1,000,000  Eagle-Picher Industries, Inc., 9.375%
                                                       due 3/01/2008 (f)......................       998,360     1,010,000
                         B+       B1       1,000,000  Sequa Corp., 9.375% due 12/15/2003......     1,030,938     1,035,000
                                                                                                ------------  ------------
                                                                                                   2,029,298     2,045,000
--------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS-1.2%   B+       Ba3      1,000,000  Coty Inc., 10.25% due 5/01/2005.........     1,026,250     1,067,500
                         B+       B2       1,900,000  International Semi-Tech
                                                       Microelectronics, Inc.,
                                                       12.792%** due 8/15/2003................     1,402,295       570,000
                                                                                                ------------  ------------
                                                                                                   2,428,545     1,637,500
--------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED-1.5%         B-       B2       1,000,000  Koppers Industries, Inc., 9.875% due
                                                       12/01/2007.............................     1,000,000     1,025,000
                         B+       B2       1,000,000  RBX Corp., 12% due 1/15/2003 (f)........     1,000,000       970,000
                                                                                                ------------  ------------
                                                                                                   2,000,000     1,995,000
--------------------------------------------------------------------------------------------------------------------------
ENERGY-8.8%              B-       B3       1,000,000  Bellwether Exploration Co., 10.875% due
                                                       4/01/2007..............................     1,000,000     1,055,000
                         B+       B1       1,000,000  Chesapeake Energy Corporation, 9.125%
                                                       due 4/15/2006..........................       997,550       985,000
                         B        B2       2,000,000  Energy Corp. of America, 9.50% due
                                                       5/15/2007..............................     2,000,000     1,960,000
                         B+       B1       1,000,000  Parker Drilling Corp., 9.75% due
                                                       11/15/2006.............................       992,150     1,025,000
                         NR*      B1       1,500,000  Petroleo Brasileiro S.A. - Petrobras,
                                                       10% due 10/17/2006 (f).................     1,500,000     1,518,750
                         B+       B2         500,000  Pool Energy Services Co., 8.625% due
                                                       4/01/2008 (f)..........................       500,000       487,500
                         B-       B3       1,000,000  Southwest Royalties Inc., 10.50% due
                                                       10/15/2004.............................       987,910       815,000
                         B+       B3       5,150,000  Transamerican Energy, Series B,
                                                       13.163%** due 6/15/2002................     4,536,913     4,223,000
                                                                                                ------------  ------------
                                                                                                  12,514,523    12,069,250
--------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT-0.7%       B        B2       1,252,000  AMF Group Inc., 12.082%** due
                                                       3/15/2006..............................       914,426     1,007,860
--------------------------------------------------------------------------------------------------------------------------
FINANCIAL                NR*      Baa2     1,000,000  IBJ Preferred Capital Co. LLC, 8.79% due
SERVICES-1.0%                                          12/29/2049 (f).........................       996,250       913,750
                         BB-      Ba2        480,000  Reliance Group Holdings Inc., 9.75% due
                                                       11/15/2003.............................       447,600       504,096
                                                                                                ------------  ------------
                                                                                                   1,443,850     1,417,846
--------------------------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE-2.9%     B+       B1       2,000,000  Chiquita Brands International,
                                                      9.125% due 3/01/2004....................     2,001,250     2,040,000
                         B        NR*      1,500,000  Colorado Prime Corp., 12.50% due
                                                       5/01/2004..............................     1,469,804     1,477,500
                         NR*      NR*        438,000  Cumberland Farms, Inc., 10.50% due
                                                       10/01/2003.............................       428,692       429,240
                                                                                                ------------  ------------
                                                                                                   3,899,746     3,946,740
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of June 30, 1998  (Continued)
--------------------------------------------------------------------------------

                        S&P      MOODY'S     FACE                                                                VALUE
INDUSTRIES              RATINGS  RATINGS    AMOUNT                     ISSUE                        COST       (NOTE 1a)
--------------------------------------------------------------------------------------------------------------------------
                                                                  CORPORATE BONDS
--------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT       BB       Ba3     $1,500,000  Republic of Argentina, Global Bonds, 11%
OBLIGATIONS-1.2%                                       due 10/09/2006.........................  $  1,543,125  $  1,590,000
--------------------------------------------------------------------------------------------------------------------------
GAMING-4.1%              D        Caa1     1,000,000  Greate Bay Properties, Inc., 10.875% due
                                                       1/15/2004 (d)..........................       845,000       865,000
                         D        Caa      2,000,000  Harrah's Jazz Company, 14.25% due
                                                       11/15/2001 (d).........................     1,971,250       640,000
                         B+       B2       1,000,000  Hollywood Casino Corp., 12.75% due
                                                       11/01/2003.............................       935,112     1,095,000
                         BB-      B1       2,000,000  Trump Atlantic City Inc., 11.25% due
                                                       5/01/2006..............................     1,997,500     1,940,000
                         B-       B3       1,000,000  Venetian Casino Resort LLC, 12.25% due
                                                       11/15/2004.............................     1,011,250     1,032,500
                                                                                                ------------  ------------
                                                                                                   6,760,112     5,572,500
--------------------------------------------------------------------------------------------------------------------------
HEALTHCARE-4.3%          B+       Ba3      1,000,000  Beverly Enterprises, Inc., 9% due
                                                       2/15/2006..............................       933,750     1,042,500
                         BBB      Ba2        750,000  Columbia/HCA Healthcare Corporation,
                                                       7.15% due 3/30/2004....................       720,000       734,827
                         B+       Ba3      1,000,000  Fresnius Medical Capital Trust II,
                                                       7.875% due 2/01/2008 (f)...............     1,000,000       982,500
                         B-       B3       1,000,000  Magellan Health Services, Inc., 9% due
                                                       2/15/2008 (f)..........................     1,000,000       992,500
                         B-       B3       1,000,000  Paragon Health Network, Inc., 9.50% due
                                                       11/01/2007.............................       995,540     1,017,500
                         B+       B2       1,000,000  Quest Diagnostic Inc., 10.75% due
                                                       12/15/2006.............................     1,000,000     1,117,500
                                                                                                ------------  ------------
                                                                                                   5,649,290     5,887,327
--------------------------------------------------------------------------------------------------------------------------
INDEPENDENT POWER        BB-      Ba2      1,000,000  Calpine Corporation, 8.75% due
PRODUCERS-2.4%                                         7/15/2007..............................     1,003,176     1,027,500
                         B        B2       1,000,000  Midland Cogeneration Venture L.P.,
                                                       13.25% due 7/23/2006...................     1,108,750     1,293,430
                         BB       Ba2      1,000,000  Monterrey Power S.A. de C.V., 9.625% due
                                                       11/15/2009 (f).........................       998,160       905,000
                                                                                                ------------  ------------
                                                                                                   3,110,086     3,225,930
--------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL-SERVICES-0.2%  CCC+    Caa1       500,000  Thermadyne Holdings Corporation,
                                                       12.50%** due 6/01/2008 (f).............       275,409       272,500
--------------------------------------------------------------------------------------------------------------------------
MACHINERY-0.7%           B-       B3       1,000,000  Numatics, Inc., 9.625% due 4/01/2008
                                                       (f)....................................     1,000,000     1,010,000
--------------------------------------------------------------------------------------------------------------------------
MEDIA &                  BB-      B1         500,000  Comtel Brasileira Ltd., 10.75% due
COMMUNICATIONS-                                        9/26/2004 (f)..........................       500,000       461,250
INTERNATIONAL-4.4%
                         NR*      NR*      1,000,000  Facilicom International, 10.50% due
                                                       1/15/2008 (f)..........................     1,000,000       985,000
                         BB-      B1       1,000,000  Globo Communicacoes Participacoes, Ltd.,
                                                       10.50% due 12/20/2006 (f)..............     1,003,750       900,000
                         BB       Ba2      1,000,000  Grupo Televisa, S.A. de C.V., 11.375%
                                                       due 5/15/2003..........................     1,010,000     1,075,000
                         B-       B3         500,000  Satelites Mexicanos S.A., 10.125% due
                                                       11/01/2004 (f).........................       500,000       486,875
                         BBB-     Ba3      2,000,000  Telefonica de Argentina S.A., 11.875%
                                                       due 11/01/2004.........................     1,978,830     2,150,000
                                                                                                ------------  ------------
                                                                                                   5,992,580     6,058,125
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of June 30, 1998  (Continued)
--------------------------------------------------------------------------------

                        S&P      MOODY'S     FACE                                                                VALUE
INDUSTRIES              RATINGS  RATINGS    AMOUNT                     ISSUE                        COST       (NOTE 1a)
--------------------------------------------------------------------------------------------------------------------------
                                                                  CORPORATE BONDS
--------------------------------------------------------------------------------------------------------------------------
METAL & MINING-2.1%      CCC+     B2      $1,000,000  Kaiser Aluminum & Chemical Corp., 12.75%
                                                       due 2/01/2003..........................  $  1,045,000  $  1,062,500
                         CCC+     B3       1,750,000  Maxxam Group, Inc., 12.25%** due
                                                       8/01/2003..............................     1,731,704     1,793,750
                                                                                                ------------  ------------
                                                                                                   2,776,704     2,856,250
--------------------------------------------------------------------------------------------------------------------------
PACKAGING-3.3%           B-       B3       1,500,000  Indesco International, Inc., 9.75% due
                                                       4/15/2008 (f)..........................     1,495,625     1,485,000
                         B        B2       1,000,000  Portola Packaging Inc., 10.75% due
                                                       10/01/2005.............................     1,000,000     1,055,000
                         B        B1       1,000,000  Silgan Corp., 9% due 6/01/2009..........     1,000,000     1,035,000
                         B-       B3       1,000,000  Tekni-Plex Inc., 9.25% due 3/01/2008....     1,000,000     1,000,000
                                                                                                ------------  ------------
                                                                                                   4,495,625     4,575,000
--------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST           B        B3       1,000,000  Ainsworth Lumber Ltd., 12.50% due
PRODUCTS-2.3%                                          7/15/2007..............................     1,005,000     1,017,708
                         B        B2         500,000  Bear Island Paper Co. LLC, 10% due
                                                       12/01/2007.............................       500,000       512,500
                         BB-      B1       1,000,000  Doman Industries Ltd., 8.75% due
                                                       3/15/2004..............................       919,000       977,500
                         CCC+     Caa1     1,000,000  Pindo Deli Finance Mauritius, 10.75% due
                                                       10/01/2007.............................       996,980       700,000
                                                                                                ------------  ------------
                                                                                                   3,420,980     3,207,708
--------------------------------------------------------------------------------------------------------------------------
PRINTING &               BB-      B1       1,000,000  Hollinger International, Inc., 9.25% due
PUBLISHING-1.3%                                        2/01/2006..............................       956,250     1,046,250
                         BB-      Ba3        750,000  Primedia Inc., 7.625% due 4/01/2008.....       745,687       729,375
                                                                                                ------------  ------------
                                                                                                   1,701,937     1,775,625
--------------------------------------------------------------------------------------------------------------------------
PRODUCT                  B-       B3       1,000,000  AmeriServe Food Company, Inc., 10.125%
DISTRIBUTION-0.8%                                      due 7/15/2007..........................     1,000,000     1,030,000
--------------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY-0.0%    D        Caa      1,000,000  Bradlees, Inc., 11% due 8/01/2002 (d)...     1,023,750        30,000
--------------------------------------------------------------------------------------------------------------------------
STEEL-3.4%               NR*      B1       2,000,000  CSN Iron S.A., 9.125% due 6/01/2007
                                                       (f)....................................     1,941,250     1,600,000
                         B+       B2       1,000,000  WCI Steel Inc., 10% due 12/01/2004......     1,000,000     1,027,500
                         BB-      B2       2,000,000  Wheeling-Pittsburgh Corp., 9.25% due
                                                       11/15/2007.............................     1,980,000     2,040,000
                                                                                                ------------  ------------
                                                                                                   4,921,250     4,667,500
--------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-1.4%  B+       B2       1,000,000  GCI Inc., 9.75% due 8/01/2007...........     1,000,000     1,045,000
                         NR*      Caa3     1,000,000  Ionica PLC, 13.50% due 8/15/2006........     1,113,750       610,000
                         B        B3         500,000  Metronet Communications, 9.95%** due
                                                       6/15/2008 (f)..........................       308,912       309,375
                                                                                                ------------  ------------
                                                                                                   2,422,662     1,964,375
--------------------------------------------------------------------------------------------------------------------------
TEXTILES-1.8%            B+       B3       1,000,000  Anvil Knitwear Inc., Series B, 10.875%
                                                       due 3/15/2007..........................     1,041,250     1,025,000
                         CCC-     Caa3     1,000,000  PT Polysindo International Finance Co.
                                                       B.V., 11.375% due 6/15/2006............       630,000       340,000
                         B+       B1       1,000,000  Tultex Corp., 10.625% due 3/15/2005.....     1,007,500     1,037,500
                                                                                                ------------  ------------
                                                                                                   2,678,750     2,402,500
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of June 30, 1998  (Continued)
--------------------------------------------------------------------------------

                        S&P      MOODY'S     FACE                                                                VALUE
INDUSTRIES              RATINGS  RATINGS    AMOUNT                     ISSUE                        COST       (NOTE 1a)
--------------------------------------------------------------------------------------------------------------------------
                                                                  CORPORATE BONDS
--------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION-5.2%      BB-      B1      $1,000,000  Alpha Shipping PLC, 9.50% due 2/15/2008
                                                       (f)....................................  $    994,280  $    955,000
                         BB-      NR*      1,000,000  Autopistas del Sol S.A., 10.25% due
                                                       8/01/2009 (f)..........................     1,026,250       930,000
                         BB       Ba3      2,000,000  GS Superhighway Holdings, 10.25% due
                                                       8/15/2007..............................     1,973,750     1,422,500
                         B        NR*      1,000,000  MRS Logistica S.A., 10.625% due
                                                       8/15/2005 (f)..........................       988,750       835,000
                         BB-      B1       1,000,000  Sea Containers Ltd., 12.50% due
                                                       12/01/2004.............................     1,095,000     1,110,000
                         B-       B3       2,000,000  Transtar Holdings L.P., 11.376%** due
                                                       12/15/2003.............................     1,712,146     1,860,000
                                                                                                ------------  ------------
                                                                                                   7,790,176     7,112,500
--------------------------------------------------------------------------------------------------------------------------
UTILITIES-3.8%           BB-      NR*      1,000,000  Companhia de Saneamento Basico do Estado
                                                       de Sao-Paulo, 10% due 7/28/2005 (f)....     1,005,000       870,000
                         BB-      B1       1,500,000  Espirito Santo - Escelsa S.A., 10% due
                                                       7/15/2007 (f)..........................     1,498,125     1,271,250
                         BB+      NR*      1,000,000  Inversora de Electrica, 9% due 9/16/2004
                                                       (f)....................................     1,000,000       947,500
                         BBB-     Ba3      1,000,000  Metrogas S.A., 12% due 8/15/2000........       983,750     1,045,000
                         BBB-     Baa3       986,400  Trans Gas de Occidente S.A., 9.79% due
                                                       11/01/2010 (e)(f)......................       986,400     1,039,703
                                                                                                ------------  ------------
                                                                                                   5,473,275     5,173,453
--------------------------------------------------------------------------------------------------------------------------
WASTE MANAGEMENT-0.4%    B+       B2         500,000  Safety-Kleen Services, 9.25% due
                                                       6/01/2008 (f)..........................       500,000       505,000
--------------------------------------------------------------------------------------------------------------------------
WIRELESS                 BB+      Ba3      2,000,000  Comcast Cellular Holdings, 9.50% due
COMMUNICATIONS-                                        5/01/2007..............................     1,996,740     2,085,000
DOMESTIC-5.2%                                         Nextel Communications, Inc.:
                         CCC+     B2       1,000,000  8.803%** due 1/15/2004..................       982,764       982,500
                         CCC+     B2       2,000,000  14.085%** due 8/15/2004.................     1,493,369     1,945,000
                         B        B2       2,000,000  Paging Network, Inc., 10% due
                                                       10/15/2008.............................     1,990,625     2,065,000
                                                                                                ------------  ------------
                                                                                                   6,463,498     7,077,500
--------------------------------------------------------------------------------------------------------------------------
WIRELESS                 CCC+     Caa1     1,995,000  McCaw International Ltd.,
COMMUNICATIONS-                                        12.469%**due 4/15/2007.................     1,275,473     1,306,725
INTERNATIONAL-2.1%       B-       B3       2,000,000  Millicom International Cellular S.A.,
                                                       13.116%** due 6/01/2006................     1,387,753     1,560,000
                                                                                                ------------  ------------
                                                                                                   2,663,226     2,866,725
--------------------------------------------------------------------------------------------------------------------------
                                                      TOTAL CORPORATE BONDS-87.8%                124,137,331   120,000,408
--------------------------------------------------------------------------------------------------------------------------
                                            SHARES
                                             HELD             COMMON STOCKS & WARRANTS
--------------------------------------------------------------------------------------------------------------------------
CABLE-DOMESTIC-0.0%                            5,000  American Telecasting, Inc. (Warrants)
                                                       (b)....................................         4,776            50
--------------------------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE-0.0%                           1,500  Colorado Prime Corp. (Warrants)
                                                       (b)(f).................................        13,095         1,500
--------------------------------------------------------------------------------------------------------------------------
GAMING-0.0%                                    1,000  +Goldriver Hotel & Casino Corp.
                                                       (Liquidating Trust) (d)................        24,040             0
--------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS-0.0%                             17,674  Grand Union Co. (d).....................     1,000,000         3,181
--------------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS-DOMESTIC-0.1%          3,098  Nextel Communications, Inc. (d).........        49,991        76,869
--------------------------------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS & WARRANTS-0.1%          1,091,902        81,600
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of June 30, 1998  (Concluded)
--------------------------------------------------------------------------------

                                            SHARES                                                               VALUE
INDUSTRIES                                   HELD                      ISSUE                        COST       (NOTE 1a)
--------------------------------------------------------------------------------------------------------------------------
                                                                  PREFERRED STOCKS
--------------------------------------------------------------------------------------------------------------------------
CABLE-DOMESTIC-1.0%                           12,448  CSC Holdings Inc. (Series M) (c)........  $    935,000  $  1,431,520
--------------------------------------------------------------------------------------------------------------------------
ENERGY-0.8%                                    1,057  Clark USA, Inc. (Convertible) (c).......     1,059,280     1,115,135
--------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT-1.5%                             1,782  Time Warner Inc. (Series M) (c).........     1,799,895     1,980,248
--------------------------------------------------------------------------------------------------------------------------
FINANCIAL                                     40,000  California Federal Preferred Capital
SERVICES-0.8%                                          Corp. (Series A).......................     1,010,000     1,092,500
--------------------------------------------------------------------------------------------------------------------------
PRINTING &                                     7,500  Primedia Inc............................       745,500       729,375
PUBLISHING-0.5%
--------------------------------------------------------------------------------------------------------------------------
UTILITIES-0.6%                                   750  American Tower Corp. (Class A) (c)......       745,000       755,891
--------------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS-DOMESTIC-0.9%          1,097  Nextel Communications, Inc. (c).........     1,109,360     1,228,640
--------------------------------------------------------------------------------------------------------------------------
                                                      TOTAL PREFERRED STOCKS-6.1%                  7,404,035     8,333,309
--------------------------------------------------------------------------------------------------------------------------
                                             FACE
                                            AMOUNT             SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------------
COMMERCIAL                                $5,787,000  General Motors Acceptance Corp., 6.50%
PAPER***4.2%                                           due 7/01/1998..........................     5,785,955     5,785,955
--------------------------------------------------------------------------------------------------------------------------
                                                      TOTAL SHORT-TERM SECURITIES-4.2%             5,785,955     5,785,955
--------------------------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS-98.2%.................  $138,419,223   134,201,272
                                                                                                ------------
                                                                                                ------------
                                                      OTHER ASSETS LESS LIABILITIES-1.8%......                   2,511,048
                                                                                                              ------------
                                                      NET ASSETS-100.0%.......................                $136,712,320
                                                                                                              ------------
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------

  * Not Rated.

 ** Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Portfolio.

*** Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Portfolio.

  + Restricted securities as to resale.

-----------------------------------------------------------------------------------------------------------------------

                                                                                                              VALUE
ISSUE                                                         ACQUISITION DATE                   COST       (NOTE 1a)
-----------------------------------------------------------------------------------------------------------------------
Goldriver Hotel & Casino, Liquidating Trust                      8/31/1992                   $     24,040  $          0
-----------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                        $     24,040  $          0
                                                                                             ------------  ------------
                                                                                             ------------  ------------
-----------------------------------------------------------------------------------------------------------------------

 (a) Represents a step bond. Coupon payments are paid-in-kind, in which the Portfolio receives additional face at an annual rate of 1.75% until 5/15/2000. Subsequently, the Portfolio will receive cash coupon payments at an annual rate of 15.75% until maturity.

 (b) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock/face amount of bonds and are non-income producing. The purchase price and number of shares/face amount are subject to adjustments under certain conditions until the expiration date.

 (c) Represents a pay-in-kind security which may pay interest/dividends in additional face amount/shares.

 (d) Non-income producing security.

 (e) Subject to principal paydowns.

 (f) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

 (g) Each $1,000 face amount contains one warrant of Australis Media Ltd.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Intermediate Government Bond Portfolio
Schedule of Investments as of June 30, 1998
--------------------------------------------------------------------------------

                            FACE                                                                                  VALUE
                          AMOUNT                              ISSUE                                  COST       (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------------

                                            US GOVERNMENT & AGENCY OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------------
FEDERAL FARM CREDIT  $ 1,500,000  Federal Farm Credit Bank, 6.43% due 7/23/2007................  $  1,537,350  $  1,561,410
BANK-0.7%
---------------------------------------------------------------------------------------------------------------------------
                                  TOTAL FEDERAL FARM CREDIT BANK                                    1,537,350     1,561,410
---------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN                 Federal Home Loan Mortgage Corporation:
MORTGAGE               5,000,000      7.90% due 9/19/2001......................................     5,000,000     5,315,600
CORPORATION-4.6%       1,685,000      6.42% due 10/03/2005.....................................     1,710,802     1,744,767
                       3,100,000      6.40% due 12/13/2006.....................................     3,149,817     3,211,879
---------------------------------------------------------------------------------------------------------------------------
                                  TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION                      9,860,619    10,272,246
---------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL                  Federal National Mortgage Association:
MORTGAGE               5,000,000      7.55% due 4/22/2002......................................     5,226,550     5,307,050
ASSOCIATION-21.5%      6,000,000      7.40% due 7/01/2004......................................     6,248,520     6,488,460
                      10,000,000      7.85% due 9/10/2004......................................     9,824,469    10,231,200
                       9,000,000      7.65% due 3/10/2005......................................     8,990,156     9,905,580
                      10,000,000      6.35% due 6/10/2005......................................    10,000,000    10,332,800
                       1,969,345      6.40% due 1/01/2006......................................     1,988,500     2,012,089
                       3,000,000      7.12% due 7/03/2006......................................     3,198,840     3,246,090
---------------------------------------------------------------------------------------------------------------------------
                                  TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION                      45,477,035    47,523,269
---------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED                   Federal Home Loan Mortgage Corporation (a):
SECURITIES-20.4%      10,000,000      6.50% due 1/15/2009......................................    10,229,688    10,190,600
                       7,525,000      6% due 3/15/2009.........................................     7,463,271     7,496,781
                                  Federal National Mortgage Association (a):
                         266,461      9% due 1/01/2002.........................................       257,134       273,804
                       5,500,000      6.50% due 10/25/2003.....................................     5,594,531     5,565,780
                       3,295,000      6.48% due 5/01/2005......................................     3,317,653     3,325,376
                      18,529,000      6.27% due 11/01/2007.....................................    18,500,049    18,366,872
---------------------------------------------------------------------------------------------------------------------------
                                  TOTAL MORTGAGE-BACKED SECURITIES                                 45,362,326    45,219,213
---------------------------------------------------------------------------------------------------------------------------
PRIVATE EXPORT         7,000,000  Private Export Funding Corporation,
FUNDING                            8.35% due 1/31/2001.........................................     7,083,590     7,442,960
CORPORATION-3.4%
---------------------------------------------------------------------------------------------------------------------------
                                  TOTAL PRIVATE EXPORT FUNDING CORPORATION                          7,083,590     7,442,960
---------------------------------------------------------------------------------------------------------------------------
STUDENT LOAN          13,000,000  Student Loan Marketing Association,
MARKETING                          7.50% due 3/08/2000.........................................    13,176,719    13,379,860
ASSOCIATION-6.0%
---------------------------------------------------------------------------------------------------------------------------
                                  TOTAL STUDENT LOAN MARKETING ASSOCIATION                         13,176,719    13,379,860
---------------------------------------------------------------------------------------------------------------------------
US TREASURY                       US Treasury Bonds:
BONDS &               16,000,000      12% due 5/15/2005........................................    22,772,500    21,817,440
NOTES-40.8%           10,000,000      10.75% due 8/15/2005.....................................    13,385,938    13,010,900
                                  US Treasury Notes:
                      17,500,000      6.625% due 6/30/2001.....................................    17,521,875    18,011,350
                       9,000,000      6.625% due 4/30/2002.....................................     9,313,594     9,330,480
                      15,000,000      6.375% due 8/15/2002.....................................    15,035,589    15,459,300
                       1,500,000      5.875% due 9/30/2002.....................................     1,517,344     1,518,750
                       1,000,000      5.75% due 8/15/2003......................................       993,828     1,010,620
                       6,000,000      7% due 7/15/2006.........................................     6,519,609     6,552,180
                       3,500,000      5.50% due 2/15/2008......................................     3,482,773     3,497,795
---------------------------------------------------------------------------------------------------------------------------
                                  TOTAL US TREASURY BONDS & NOTES                                  90,543,050    90,208,815
---------------------------------------------------------------------------------------------------------------------------
                                  TOTAL US GOVERNMENT & AGENCY
                                  OBLIGATIONS-97.4%                                               213,040,689   215,607,773
---------------------------------------------------------------------------------------------------------------------------
                                                   SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE             2,040,000  Nikko Securities International, Inc., purchased on 6/30/1998
AGREEMENTS*-0.9%                   to yield 6.15% to 7/01/1998.................................     2,040,000     2,040,000
---------------------------------------------------------------------------------------------------------------------------
                                  TOTAL SHORT-TERM SECURITIES-0.9%                                  2,040,000     2,040,000
---------------------------------------------------------------------------------------------------------------------------
                                  TOTAL INVESTMENTS-98.3%......................................  $215,080,689   217,647,773
                                                                                                 ------------
                                                                                                 ------------
                                  OTHER ASSETS LESS LIABILITIES-1.7%...........................                   3,730,408
                                                                                                               ------------
                                  NET ASSETS-100.0%............................................                $221,378,181
                                                                                                               ------------
                                                                                                               ------------
---------------------------------------------------------------------------------------------------------------------------

(a) US Government Agency Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instrument. As a result, the average life may be substantially less than the original maturity.
 * Repurchase Agreements are fully collateralized by US Government Obligations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Long Term Corporate Bond Portfolio
Schedule of Investments as of June 30, 1998
--------------------------------------------------------------------------------

                      S&P      MOODY'S        FACE                                                       VALUE
INDUSTRIES            RATINGS  RATINGS      AMOUNT                ISSUE                     COST       (NOTE 1a)
------------------------------------------------------------------------------------------------------------------
                                                        US GOVERNMENT OBLIGATIONS
------------------------------------------------------------------------------------------------------------------
US TREASURY BONDS &                                US Treasury Bonds:
NOTES-6.0%             AAA      Aaa     $  500,000     6.375% due 8/15/2027...........  $    545,469  $    549,060
                       AAA      Aaa        250,000     6.125% due 11/15/2027..........       268,359       267,890
                                                   US Treasury Notes:
                       AAA      Aaa      2,000,000     5.875% due 2/15/2004...........     2,044,375     2,036,880
                       AAA      Aaa      1,750,000     7.25% due 5/15/2004............     1,911,465     1,898,750
                       AAA      Aaa      2,700,000     5.875% due 11/15/2005..........     2,749,992     2,751,462
------------------------------------------------------------------------------------------------------------------
                                                   TOTAL US GOVERNMENT OBLIGATIONS-6.0%  7,519,660       7,504,042
------------------------------------------------------------------------------------------------------------------

                                                         CORPORATE BONDS & NOTES
------------------------------------------------------------------------------------------------------------------
ASSET-BACKED/          AAA      Aaa        823,948 Arcadia Trust, 6.10% due
                                                    6/15/2000.........................       823,788       824,970
COMMERCIAL             NR*      Baa2     3,500,000 ++Bistro Trust, 6.58% due
                                                    3/26/2001.........................     3,499,860     3,510,360
MORTGAGE-BACKED                                    Citibank, Credit Card Master Trust
                                                    I:
SECURITIES*-10.6%      AAA      Aaa      1,000,000     5.85% due 4/10/2003............       999,730       998,125
                       AAA      Aaa      1,000,000     5.807% due 12/10/2008..........       999,610       997,180
                       BBB      NR++     1,000,000 Column-GECA Conduct, 6.91% due
                                                    5/10/2010.........................     1,010,469     1,010,000
                       AAA      Aaa      1,000,000 First Bank, Corporate Card Master
                                                    Trust, 6.40% due 2/15/2003........       998,772     1,018,010
                       AAA      Aaa      1,000,000 First Greensboro, 6.55% due
                                                    12/25/2029........................     1,000,000       998,750
                       AAA      Aaa      1,000,000 First Union-Lehman Brothers, 6.56%
                                                    due 11/15/2035....................     1,014,971     1,018,500
                       AAA      Aaa        380,824 GMAC Grantor Trust, 6.50% due
                                                    4/15/2002.........................       380,718       382,835
                       AAA      Aaa      1,500,000 IMC-Home Equity, 6.36% due
                                                    8/20/2022.........................     1,499,709     1,501,407
                       NR*      A2       1,000,000 Mortgage Capital Funding, 6.726%
                                                    due 6/18/2008.....................     1,010,000     1,010,000
                                                                                        ------------  ------------
                                                                                          13,237,627    13,270,137
------------------------------------------------------------------------------------------------------------------
BANKING-12.6%          BBB+     A3       1,250,000 BB&T Corporation, 7.25% due
                                                    6/15/2007.........................     1,244,163     1,328,050
                       A        A2       1,000,000 Bank of New York Co., Inc., 7.625%
                                                    due 7/15/2002.....................     1,076,500     1,055,690
                       A+       Aa3      1,000,000 BankAmerica Corp., 7.125% due
                                                    5/12/2005.........................       985,500     1,051,210
                       A-       A2       2,000,000 First Interstate Bancorp, 9.90% due
                                                    11/15/2001........................     2,270,480     2,226,400
                       A-       A2       1,000,000 First Union Corporation, 6.30% due
                                                    4/15/2028.........................       996,220     1,000,810
                       A-       A3       1,000,000 HSBC Americas Inc., 7% due
                                                    11/01/2006........................       991,600     1,030,050
                       BBB      A1       2,000,000 KeyCorp Capital I, 6.427% due
                                                    7/01/2028.........................     1,979,880     1,981,980
                       BBB+     Baa1     1,000,000 MBNA Corporation, 5.987% due
                                                    6/10/2004.........................       984,570       983,130
                                                   Mellon Bank Corp.:
                       A        A3       2,000,000     6.875% due 3/01/2003...........     1,822,480     2,056,920
                       A        A3       1,000,000     6.375% due 2/15/2010...........     1,001,550     1,001,910
                       A-       a2       1,000,000 Mellon Capital II, 7.995% due
                                                    1/15/2027.........................       953,470     1,086,330
                       AA-      Aa3      1,000,000 Norwest Financial, Inc., 6.625% due
                                                    7/15/2004.........................       995,590     1,027,460
                                                                                        ------------  ------------
                                                                                          15,302,003    15,829,940
------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES-                                General Motors Acceptance Corp.:
CAPTIVE-1.9%           A        A2       1,000,000     7.125% due 5/01/2003...........       994,890     1,042,610
                       A        A2       1,250,000     7.70% due 4/15/2016............     1,363,938     1,390,663
                                                                                        ------------  ------------
                                                                                           2,358,828     2,433,273
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Long Term Corporate Bond Portfolio
Schedule of Investments as of June 30, 1998  (Continued)
--------------------------------------------------------------------------------

                      S&P      MOODY'S        FACE                                                       VALUE
INDUSTRIES            RATINGS  RATINGS      AMOUNT                ISSUE                     COST       (NOTE 1a)
------------------------------------------------------------------------------------------------------------------
                                                         CORPORATE BONDS & NOTES
------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES-    A        A2      $1,000,000 Beneficial Corp., 6.80% due
CONSUMER-4.1%                                       9/16/2003.........................  $  1,000,000  $  1,025,669
                       A        aa3      1,000,000 CIT Capital Trust I, 7.70% due
                                                    2/15/2027.........................       995,440     1,063,952
                       A+       Aa3      3,000,000 CIT Group Holdings, Inc., 6.625%
                                                    due 6/15/2005.....................     3,010,170     3,076,950
                                                                                        ------------  ------------
                                                                                           5,005,610     5,166,571
------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES-    A+       A1       1,000,000 Allstate Corporation (The), 6.75%
OTHER-16.8%                                         due 5/15/2018.....................       999,710     1,018,860
                       A        A2         500,000 Bear Stearns Companies, Inc., 6.50%
                                                    due 7/05/2000.....................       499,090       504,510
                       A+       A1         750,000 Commercial Credit Co., 6.75% due
                                                    7/01/2007.........................       771,555       778,283
                       BBB-     Baa2       500,000 Commercial Net Lease Realty, Inc.,
                                                    7.125% due 3/15/2008..............       498,645       500,745
                       A-       A3       1,000,000 Donaldson, Lufkin & Jenrette Inc.,
                                                    6.875% due 11/01/2005.............       999,050     1,025,820
                       A        A2       1,000,000 ++Equitable Life Assurance Society
                                                    of the US, 7.70% due 12/01/2015...       993,160     1,113,839
                       AAA      Aaa        500,000 General Electric Capital Corp.,
                                                    8.125% due 5/15/2012..............       531,640       578,600
                       BBB-     Baa3     1,000,000 Hospitality Properties Trust, 7%
                                                    due 3/01/2008.....................       998,200       999,050
                       A        Baa1     3,000,000 Lehman Brothers Holdings, Inc.,
                                                    6.50% due 10/01/2002..............     2,997,150     3,019,200
                       AA       Aa2      2,350,000 MBIA, Inc., 7.15% due 7/15/2027....     2,344,243     2,530,832
                       A+       A1       1,000,000 Morgan Stanley Group, Inc., 6.875%
                                                    due 3/01/2007.....................       996,410     1,036,160
                       BBB+     Baa1     2,500,000 PaineWebber Group, Inc., 7.99% due
                                                    6/09/2017.........................     2,500,000     2,729,500
                       BBB+     Baa1     1,000,000 Simon Debartolo Group, Inc., 7.375%
                                                    due 6/15/2018.....................       993,420       992,157
                       BBB      Baa2     1,000,000 Spieker Properties Inc., 7.35% due
                                                    12/01/2017........................       999,950     1,002,541
                       A+       aa3      2,000,000 Travelers Capital II, 7.75% due
                                                    12/01/2036........................     2,003,400     2,095,760
                       AA-      Aa3      1,000,000 Travelers Group, Inc., 7.875% due
                                                    5/15/2025.........................       999,420     1,155,800
                                                                                        ------------  ------------
                                                                                          20,125,043    21,081,657
------------------------------------------------------------------------------------------------------------------
FOREIGN+-3.7%          A        Aa3      1,000,000 Midland Bank PLC, 7.625% due
                                                    6/15/2006 (2).....................       992,340     1,069,240
                                                   Province of Quebec (Canada) (1):
                       A+       A2       1,000,000     8.80% due 4/15/2003............     1,129,480     1,104,380
                       A+       A2       1,500,000     13% due 10/01/2013.............     1,959,060     1,594,410
                       AA       Aa1        750,000 Swiss Bank Corp.-New York, 7.375%
                                                    due 6/15/2017 (2).................       803,280       817,087
                                                                                        ------------  ------------
                                                                                           4,884,160     4,585,117
------------------------------------------------------------------------------------------------------------------
INDUSTRIAL-                                        Archer-Daniels-Midland Company:
CONSUMER-10.4%         AA-      Aa3        500,000     7.125% due 3/01/2013...........       523,280       535,640
                       AA-      Aa3      1,000,000     7.50% due 3/15/2027............     1,103,140     1,128,610
                       A        A2       3,500,000 Bass America, Inc., 8.125% due
                                                    3/31/2002.........................     3,532,070     3,733,520
                       A        A2         927,943 ++Disney Enterprises, Inc., 6.85%
                                                    due 1/10/2007*....................       927,302       952,348
                       BBB-     Baa3     1,000,000 Flowers Industries, Inc., 7.15% due
                                                    4/15/2028.........................       994,700     1,027,680
                       AAA      Aaa      2,000,000 Johnson & Johnson, 8.72% due
                                                    11/01/2024........................     2,019,140  2,313,500

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Long Term Corporate Bond Portfolio
Schedule of Investments as of June 30, 1998  (Continued)
--------------------------------------------------------------------------------

                      S&P      MOODY'S        FACE                                                       VALUE
INDUSTRIES            RATINGS  RATINGS      AMOUNT                ISSUE                     COST       (NOTE 1a)
------------------------------------------------------------------------------------------------------------------
                                                         CORPORATE BONDS & NOTES
------------------------------------------------------------------------------------------------------------------
INDUSTRIAL-            A        A2      $  900,000 Nordstrom, Inc., 6.95% due
CONSUMER                                            3/15/2028.........................  $    899,775  $    918,810
(CONCLUDED)            A        A1         750,000 Pepsico, Inc., 5.75% due                  746,205       746,779
                                                    1/01/2003.........................
                       A        A2         500,000 Philip Morris Companies, Inc.,
                                                    7.25% due 1/15/2003...............       503,440       515,485
                       BBB-     Baa2     1,000,000 Time Warner Entertainment Co.,
                                                    8.375% due 3/15/2023..............     1,070,290     1,171,310
                                                                                        ------------  ------------
                                                                                          12,319,342    13,043,682
------------------------------------------------------------------------------------------------------------------
INDUSTRIAL-            A        Aa3        500,000 Dresser Industries, Inc., 7.60% due
ENERGY-0.5%                                         8/15/2096.........................       498,545       575,335
------------------------------------------------------------------------------------------------------------------
INDUSTRIAL-            BBB+     A3         500,000 Applied Materials Inc., 6.75% due
OTHER-15.9%                                         10/15/2007........................       499,675       510,415
                       A        A2       1,000,000 Chrysler Corporation, 7.45% due
                                                    3/01/2027.........................       995,140     1,109,480
                       A-       Baa1       500,000 ++Computer Associates
                                                    International, Inc., 6.375% due
                                                    4/15/2005.........................       497,355       502,200
                       AA-      Aa3      3,250,000 duPont (E.I.) de Nemours & Co.,
                                                    6.75% due 9/01/2007...............     3,356,477     3,385,460
                       A+       A1       1,000,000 Electronic Data Systems, Inc.,
                                                    6.85% due 5/15/2000...............       999,210     1,015,206
                       BBB      Baa2     2,500,000 Federal Express Corp., 9.65% due
                                                    6/15/2012.........................     2,758,750     3,176,100
                                                   First Data Corp.:
                       A        A2       1,000,000     6.75% due 7/15/2005............     1,035,820     1,034,120
                       A        A2       1,000,000     6.375% due 12/15/2007..........       997,430     1,017,580
                       BBB-     Baa2       500,000 Georgia-Pacific Corporation, 7.25%
                                                    due 6/01/2028.....................       497,515       509,960
                       A-       Baa1     1,000,000 Goodrich B.F. Company (The), 7% due
                                                    4/15/2038.........................       994,110     1,027,500
                                                   Martin Marietta Corp.:
                       BBB+     A3       1,000,000     6.50% due 4/15/2003............     1,006,130     1,010,680
                       BBB+     A3         500,000     7.375% due 4/15/2013...........       480,805       544,770
                       BBB-     Baa3     1,000,000 ++News America Inc., 7.30% due
                                                    4/30/2028.........................     1,002,020     1,028,740
                       A        A1       1,000,000 PPG Industries, Inc., 6.50% due
                                                    11/01/2007........................       996,940     1,025,370
                       BBB-     Baa2       800,000 Royal Caribbean Cruises Ltd., 6.75%
                                                    due 3/15/2008.....................       792,896       802,048
                       BBB-     Baa3     1,000,000 TCI Communications, Inc., 8.75% due
                                                    8/01/2015.........................     1,173,060     1,203,920
                       A-       Baa1     1,000,000 Tyco International Group S.A., 7%
                                                    due 6/15/2028.....................       992,790     1,011,490
                                                                                        ------------  ------------
                                                                                          19,076,123    19,915,039
------------------------------------------------------------------------------------------------------------------
TRANSPORT                                          Southwest Airlines, Inc.:
SERVICES-2.6%          A-       A3       2,000,000     9.40% due 7/01/2001............     2,407,120     2,172,860
                       A-       A3       1,000,000     7.875% due 9/01/2007...........       998,750     1,116,400
                                                                                        ------------  ------------
                                                                                           3,405,870     3,289,260
------------------------------------------------------------------------------------------------------------------
UTILITIES-             A-       A2       1,000,000 ALLTEL Corporation, 6.75% due
COMMUNICATIONS-7.1%                                 9/15/2005.........................       984,600     1,020,490
                       AA-      A2       2,000,000 GTE California, Inc., 8.07% due
                                                    4/15/2024.........................     2,137,460     2,175,140
                       A        Baa1     2,000,000 GTE Corporation, 9.375% due
                                                    12/01/2000........................     2,189,690     2,142,900

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Long Term Corporate Bond Portfolio
Schedule of Investments as of June 30, 1998  (Concluded)
--------------------------------------------------------------------------------

                      S&P      MOODY'S        FACE                                                       VALUE
INDUSTRIES            RATINGS  RATINGS      AMOUNT                ISSUE                     COST       (NOTE 1a)
------------------------------------------------------------------------------------------------------------------
                                                         CORPORATE BONDS & NOTES
------------------------------------------------------------------------------------------------------------------
UTILITIES-             A        Baa2    $  500,000 MCI Communications Corp., 6.125%
COMMUNICATIONS                                      due 4/15/2012.....................  $    498,665  $    498,140
(CONCLUDED)                                        SBC Communications, Inc.:
                       AA       Aa3      1,000,000     6.125% due 3/01/2000...........       978,880     1,003,260
                       AA       Aa3      1,000,000     6.375% due 11/15/2007..........     1,004,760     1,014,530
                       BBB-     Baa2     1,000,000 WorldCom, Inc., 7.75% due
                                                    4/01/2007.........................     1,088,940     1,084,660
                                                                                        ------------  ------------
                                                                                           8,882,995     8,939,120
------------------------------------------------------------------------------------------------------------------
UTILITIES-             AAA      Aaa        750,000 Cleveland Electric/Toledo Edison,
ELECTRIC-3.5%                                       7.13% due 7/01/2007...............       786,817       804,637
                       A+       A1         785,000 Consolidated Edison, Inc., 6.25%
                                                    due 2/01/2008.....................       785,000       784,333
                       AA-      A1       1,500,000 Pacific Gas and Electric Company,
                                                    6.25% due 8/01/2003...............     1,527,975     1,515,705
                       A-       A3       1,000,000 PP&L Resources, Inc., 6.125% due
                                                    5/01/2001.........................       999,400     1,002,400
                       AAA      Aaa        300,000 Texas Utilities Company, 6.375% due
                                                    10/01/2004........................       301,545       305,559
                                                                                        ------------  ------------
                                                                                           4,400,737     4,412,634
------------------------------------------------------------------------------------------------------------------
YANKEE                 A+       Aa3      1,000,000 Sony Corporation, 6.125% due
CORPORATES-0.8%                                     3/04/2003.........................       997,880     1,002,330
------------------------------------------------------------------------------------------------------------------
                                                   TOTAL CORPORATE BONDS & NOTES-90.5%   110,494,763   113,544,095
------------------------------------------------------------------------------------------------------------------
                                                         SHORT-TERM INVESTMENTS
------------------------------------------------------------------------------------------------------------------
REPURCHASE                                 546,000 Nikko Securities International Co.,
AGREEMENTS**-0.4%                                   purchased on 6/30/1998 to yield
                                                    6.15% to 7/01/1998................       546,000       546,000
------------------------------------------------------------------------------------------------------------------
                                                   TOTAL SHORT-TERM INVESTMENTS-0.4%         546,000       546,000
------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS-96.9%............  $118,560,423   121,594,137
                                                                                        ------------
                                                                                        ------------
                                                   OTHER ASSETS
                                                   LESS LIABILITIES-3.1%..............                   3,926,968
                                                                                                      ------------
                                                   NET ASSETS-100.0%..................                $125,521,105
                                                                                                      ------------
                                                                                                      ------------
------------------------------------------------------------------------------------------------------------------

 * Subject to principal paydowns.

** Repurchase Agreements are fully collateralized by US Government Obligations.

 + Corresponding industry groups for foreign bonds:
   (1) Government Entity
   (2) Banking
++ The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

 ++ Not Rated.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserve Portfolio
Schedule of Investments as of June 30, 1998
--------------------------------------------------------------------------------

                              FACE                                                 INTEREST    MATURITY       VALUE
                            AMOUNT                     ISSUE                         RATE*       DATE       (NOTE 1a)
-----------------------------------------------------------------------------------------------------------------------
BANK NOTES-17.5%       $ 7,000,000  American Express Centurion Bank+............        5.616%   2/12/99  $   7,000,000
                         1,500,000  American Express Centurion Bank.............        5.598    3/19/99      1,500,000
                         3,000,000  Bank of New York (The)......................        5.85     8/20/98      3,001,950
                         3,000,000  Comerica Bank, Detroit+.....................        5.566    2/02/99      2,999,314
                         2,000,000  Comerica Bank, Detroit+.....................        5.556    2/09/99      1,999,410
                         3,000,000  FCC National Bank...........................        5.65     3/03/99      2,995,908
                         2,850,000  FNB of Chicago..............................        5.89     8/26/98      2,852,812
                         2,800,000  FNB of Chicago..............................        5.52     2/16/99      2,793,932
                         6,000,000  FNB of Chicago..............................        5.63     3/16/99      5,991,071
                         3,000,000  First Tennessee Bank N.A....................        5.82     4/30/99      3,000,055
                         1,900,000  Huntington National Bank+...................        5.546    1/20/99      1,899,482
                         3,800,000  KeyBank N.A.+...............................        5.52     8/20/98      3,799,619
                         7,500,000  KeyBank N.A.+...............................        5.52     8/28/98      7,499,194
                         1,800,000  LaSalle National Bank, Chicago..............        5.75    10/08/98      1,799,063
                         3,000,000  LaSalle National Bank, Chicago..............        5.55     2/05/99      2,994,191
                        10,000,000  LaSalle National Bank, Chicago..............        5.55     2/08/99      9,980,434
                         4,000,000  LaSalle National Bank, Chicago..............        5.55     2/16/99      3,992,055
                         1,900,000  LaSalle National Bank, Chicago..............        5.55     2/22/99      1,896,206
                         9,400,000  PNC Bank N.A.+..............................        5.60    10/01/98      9,398,393
                        15,000,000  PNC Bank N.A.+..............................        5.57     1/29/99     14,993,921
                         4,000,000  US Bank N.A.+...............................        5.547    8/28/98      3,999,657
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL BANK NOTES (COST-$96,422,996)                                      96,386,667
-----------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF          4,000,000  Chase Manhattan Bank USA N.A................        5.87     7/21/98      4,000,834
DEPOSIT-0.9%             1,000,000  Chase Manhattan Bank USA N.A................        5.75    10/06/98        999,458
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL CERTIFICATES OF DEPOSIT (COST-$5,000,000)                           5,000,292
-----------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF          2,900,000  ABN AMRO Bank N.V., Chicago.................        5.77     7/28/98      2,900,191
DEPOSIT-                 3,000,000  ABN-AMRO Bank N.V., Chicago.................        5.92     8/14/98      3,002,099
YANKEE-1.9%              4,750,000  Bayerische Vereinsbank AG, NY...............        5.71    10/06/98      4,747,072
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL CERTIFICATES OF DEPOSIT-YANKEE
                                    (COST-$10,648,979)                                                       10,649,362
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL              13,034,000  Aesop Funding Corp..........................        5.54     7/08/98     13,019,959
PAPER-45.7%              5,500,000  Aesop Funding Corp..........................        5.54     7/23/98      5,481,379
                         4,166,000  Apreco, Inc.................................        5.54     7/24/98      4,151,228
                        10,970,000  Atlantic Asset Securitization Corp..........        5.58     7/16/98     10,944,495
                        12,760,000  Carnival (UK) PLC...........................        5.52     8/19/98     12,662,740
                         6,217,000  Carnival (UK) PLC...........................        5.53     8/19/98      6,169,613
                         5,564,000  Concord Minutemen Capital Co. LLC...........        6.50     7/01/98      5,564,000
                         5,953,000  Countrywide Home Loans, Inc.................        5.53     7/21/98      5,934,645
                           494,000  Countrywide Home Loans, Inc.................        5.53     8/03/98        491,487
                        10,379,000  Countrywide Home Loans, Inc.................        5.54     8/28/98     10,285,358
                         8,360,000  Countrywide Home Loans, Inc.................        5.535    9/02/98      8,278,072
                         1,082,000  Countrywide Home Loans, Inc.................        5.53     9/03/98      1,071,228
                        15,000,000  Credit Suisse First Boston, Inc.............        5.52     8/20/98     14,883,333
                         5,694,000  Edison Asset Securitization Corp............        5.52     8/14/98      5,655,376
                        12,435,000  Edison Asset Securitization Corp............        5.52     8/31/98     12,315,952
                         4,631,000  Finova Capital Corp.........................        5.55     7/29/98      4,611,010
                         3,500,000  Finova Capital Corp.........................        5.57     7/29/98      3,484,892
                         5,000,000  Finova Capital Corp.........................        5.50     8/13/98      4,966,854
                        11,673,000  Finova Capital Corp.........................        5.55     9/14/98     11,536,815
                         5,850,000  General Electric Capital Corp...............        5.47     2/18/99      5,641,142
                         3,672,000  Lehman Brothers Holdings, Inc...............        5.52     7/15/98      3,664,075
                         5,947,000  Lehman Brothers Holdings, Inc...............        5.54     9/23/98      5,869,293
                        10,000,000  Lehman Brothers Holdings, Inc...............        5.54    12/22/98      9,731,267
                         5,000,000  Lexington Parker Capital Co. LLC............        5.50     7/24/98      4,982,271
                        11,000,000  Lexington Parker Capital Co. LLC............        5.52     8/21/98     10,912,733
                         9,000,000  Lexington Parker Capital Co. LLC............        5.53     9/04/98      8,909,000
                         2,000,000  Morgan Stanley, Dean Witter & Co............        5.648   12/24/98      2,000,000
                         3,800,000  Morgan Stanley, Dean Witter & Co............        5.616    1/22/99      3,800,000
                         1,500,000  Morgan Stanley, Dean Witter & Co............        5.616    2/08/99      1,500,000

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserve Portfolio
Schedule of Investments as of June 30, 1998  (Continued)
--------------------------------------------------------------------------------

                              FACE                                                 INTEREST    MATURITY       VALUE
                            AMOUNT                     ISSUE                         RATE*       DATE       (NOTE 1a)
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL             $ 4,000,000  New Center Asset Trust......................        6.45%    7/01/98  $   4,000,000
PAPER                    4,430,000  Park Avenue Receivables Corp................        5.58     7/23/98      4,414,894
(CONCLUDED)                 90,000  PepsiCo, Inc................................        6.25     7/01/98         90,000
                         4,597,000  Republic Industries Funding Corp. Inc.......        5.52     7/02/98      4,596,295
                        12,000,000  Salomon, Smith Barney Holdings, Inc.........        5.48     7/16/98     11,972,250
                        12,838,000  Salomon, Smith Barney Holdings, Inc.........        5.51     8/14/98     12,750,916
                        13,020,000  Windmill Funding Corp.......................        5.55     7/28/98     12,965,804
                         2,000,000  Windmill Funding Corp.......................        5.535    9/01/98      1,980,711
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL COMMERCIAL PAPER (COST-$251,307,557)                              251,289,087
-----------------------------------------------------------------------------------------------------------------------
CORPORATE                2,140,000  Associates Corp. of N.A.....................        6.25     3/15/99      2,146,206
NOTES-13.9%                650,000  Associates Corp. of N.A.....................        6.75     6/28/99        655,135
                         5,000,000  CIT Group Holdings, Inc. (The)..............        6.50     7/13/98      5,003,934
                         1,000,000  CIT Group Holdings, Inc. (The)..............        5.58     8/17/98        999,888
                         2,100,000  CIT Group Holdings, Inc. (The)..............        5.64     1/12/99      2,099,454
                         2,000,000  CIT Group Holdings, Inc. (The)..............        5.55     5/24/99      1,998,776
                         4,000,000  CIT Group Holdings, Inc., (The).............        5.54     6/28/99      3,996,844
                           358,636  Chase Manhattan Auto Trust 1998-A, Class            5.549    3/12/99        358,493
                                     A-1++......................................
                         3,100,000  Chase Manhattan Corp.+......................        5.598    3/25/99      3,099,777
                         1,230,448  Ford Credit Auto Owner-Trust 1998-A++.......        5.545    2/16/99      1,228,135
                         2,400,000  General Electric Capital Corp...............        5.57     6/03/99      2,398,913
                         1,300,000  General Motors Acceptance Corp..............        7.375    5/26/99      1,317,290
                         6,400,000  General Motors Acceptance Corp..............        6.55     6/04/99      6,440,960
                         2,000,000  General Motors Acceptance Corp..............        7.375    6/09/99      2,027,800
                         1,000,000  General Motors Acceptance Corp..............        7.25     6/22/99      1,014,320
                         2,000,000  General Motors Acceptance Corp.+............        5.701    2/27/01      1,997,860
                        10,000,000  Goldman Sachs Group, L.P....................        5.679    3/26/99     10,002,200
                         1,200,000  Goldman Sachs Group, L.P....................        5.656    7/13/99      1,200,000
                         6,000,000  IBM Credit Corp.+...........................        5.868    8/13/98      6,005,618
                         3,000,000  IBM Credit Corp.+...........................        5.635   11/23/98      2,999,482
                         3,795,000  IBM Credit Corp.............................        6.625    4/19/99      3,818,150
                         3,813,902  LABS Trust, Series 1996-4, Senior                   5.656   12/28/98      3,813,902
                                     Notes+++...................................
                         2,571,410  LABS Trust, Series 1997-6, Senior                   5.656   10/21/98      2,571,410
                                     Notes+++...................................
                         1,000,000  Morgan Stanley, Dean Witter & Co............        5.544    1/15/99      1,000,000
                           241,367  Newcourt Receivables Asset Trust 1997-1++...        5.815   12/21/98        241,483
                         4,000,000  Norwest Corporation.........................        6.00    10/13/98      4,002,000
                           568,420  Premier Auto Trust, Series 1998-1++.........        5.545   11/06/98        568,005
                           755,454  Premier Auto Trust, Series 1998-2, A-1++....        5.608   12/06/98        755,031
                         2,272,252  Premier Auto Trust, Series 1998-3++.........        5.62     2/08/99      2,272,252
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL CORPORATE NOTES (COST-$76,033,936)                                 76,033,318
-----------------------------------------------------------------------------------------------------------------------
FUNDING                  9,000,000  Jackson National Life Insurance Co.+........        5.672    5/03/99      9,000,000
AGREEMENTS-2.6%          5,000,000  Travelers Insurance Company+................        5.682    1/21/99      5,000,000
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL FUNDING AGREEMENTS (COST-$14,000,000)                              14,000,000
-----------------------------------------------------------------------------------------------------------------------
MASTER                  10,000,000  Goldman Sachs Group, L.P.+..................        5.652    2/22/99     10,000,000
NOTES-1.8%
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL MASTER NOTES (COST-$10,000,000)                                    10,000,000
-----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT,             260,000  Federal National Mortgage Association.......        5.50     7/21/98        259,218
AGENCY &                   289,000  Federal National Mortgage Association.......        5.49     9/11/98        285,850
INSTRUMENTALITY            209,000  Federal National Mortgage Association.......        5.50     9/21/98        206,405
OBLIGATIONS-
DISCOUNT-0.1%
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                    OBLIGATIONS-DISCOUNT (COST-$751,421)                                        751,473
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserve Portfolio
Schedule of Investments as of June 30, 1998  (Concluded)
--------------------------------------------------------------------------------

                              FACE                                                 INTEREST    MATURITY       VALUE
                            AMOUNT                     ISSUE                         RATE*       DATE       (NOTE 1a)
-----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT,         $ 5,000,000  Federal Home Loan Bank+.....................        5.592%  10/20/98  $   4,999,557
AGENCY &                 2,000,000  Federal Home Loan Bank......................        5.99     8/11/99      1,999,800
INSTRUMENTALITY          2,000,000  Federal Home Loan Bank......................        5.855    1/20/00      1,998,600
OBLIGATIONS-NON-         2,000,000  Federal Home Loan Bank......................        5.75     1/28/00      1,997,000
DISCOUNT-15.2%           1,250,000  Federal Home Loan Bank......................        5.865    3/17/00      1,248,875
                         2,500,000  Federal Home Loan Bank......................        5.705    3/23/00      2,496,500
                         1,700,000  Federal Home Loan Bank......................        5.875    5/18/00      1,700,510
                         4,000,000  Federal Home Loan Mortgage Corp.............        5.685    8/21/98      4,003,724
                         1,000,000  Federal Home Loan Mortgage Corp.............        6.10     9/10/99      1,000,100
                         1,000,000  Federal Home Loan Mortgage Corp.............        5.875    5/19/00      1,000,300
                         4,700,000  Federal National Mortgage Association+......        5.596   10/20/98      4,699,377
                         9,000,000  Federal National Mortgage Association+......        5.521    1/21/99      8,997,485
                         2,800,000  Federal National Mortgage Association.......        5.37     2/26/99      2,795,548
                        20,000,000  Federal National Mortgage Association+......        5.521    3/03/99     19,994,295
                         5,000,000  Federal National Mortgage Association+......        5.601    4/09/99      4,998,068
                           600,000  Federal National Mortgage Association.......        5.88     8/10/99        599,820
                         3,700,000  Federal National Mortgage Association+......        5.631   10/27/99      3,697,696
                         3,000,000  Student Loan Marketing Association+.........        5.557   10/06/98      2,999,498
                         3,000,000  Student Loan Marketing Association+.........        5.611   11/25/98      2,999,650
                         2,000,000  Student Loan Marketing Association..........        5.80    12/18/98      2,001,500
                           900,000  Student Loan Marketing Association..........        5.81     1/27/00        899,100
                         5,150,000  Student Loan Marketing Association+.........        5.576    2/04/00      5,148,026
                         1,000,000  US Treasury Notes...........................        5.375    1/31/00        998,125
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                    OBLIGATIONS-NON-DISCOUNT (COST-$83,266,589)                              83,273,154
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS                                                       547,383,353
                                     (COST-$547,431,478)-99.6%..................
                                    OTHER ASSETS LESS LIABILITIES-0.4%..........                              1,955,392
                                                                                                          -------------
                                    NET ASSETS-100.0%...........................                          $ 549,338,745
                                                                                                          -------------
                                                                                                          -------------
-----------------------------------------------------------------------------------------------------------------------

 * Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Portfolio. Other securities bear interest at the rates shown, payable at fixed rates or upon maturity. Interest rates on variable rate securities are adjusted periodically based on appropriate indexes. The interest rates shown are the rates in effect at June 30, 1998.

 + Variable Rate Notes.

 ++ Subject to principal paydowns.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of June 30, 1998
--------------------------------------------------------------------------------

                          SHARES                                                         VALUE        PERCENT OF
INDUSTRIES                 HELD          US STOCKS & WARRANTS             COST         (NOTE 1a)      NET ASSETS
------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE        240,000  GenCorp, Inc...................  $    7,004,945  $    6,060,000         0.4%
                            67,200  +Orbital Sciences Corp.........       1,725,761       2,511,600         0.2
                                                                     --------------  --------------       -----
                                                                          8,730,706       8,571,600         0.6
------------------------------------------------------------------------------------------------------------------
AIRLINES                   176,000  +US Airways Group, Inc.........       6,600,769      13,948,000         1.0
------------------------------------------------------------------------------------------------------------------
AUTOMOBILE PARTS           258,000  Federal-Mogul Corp.............      10,520,873      17,415,000         1.2
------------------------------------------------------------------------------------------------------------------
AUTOMOBILE RENTAL          316,900  +Avis Rent-A-Car, Inc..........       6,897,547       7,843,275         0.5
                           219,600  Hertz Corp. (Class A)..........       8,022,717       9,731,025         0.7
                                                                     --------------  --------------       -----
                                                                         14,920,264      17,574,300         1.2
------------------------------------------------------------------------------------------------------------------
BANKING                    165,000  Bank of New York Co., Inc......       3,539,931      10,013,438         0.7
                            57,000  Bank of New York Co., Inc.
                                     (Warrants) (c)................         521,250      10,260,000         0.7
                           142,000  BankAmerica Corp...............       7,639,803      12,274,125         0.9
                           276,300  First Union Corporation........      13,590,574      16,094,475         1.1
                                                                     --------------  --------------       -----
                                                                         25,291,558      48,642,038         3.4
------------------------------------------------------------------------------------------------------------------
BROADCASTING-MEDIA         252,600  +Chancellor Media Corp.........       8,266,403      12,535,275         0.9
------------------------------------------------------------------------------------------------------------------
CHEMICALS                  292,000  Great Lakes Chemical Corp......      12,271,930      11,515,750         0.8
------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES        304,200  +Gartner Group, Inc. (Class
                                     A)............................      10,321,701      10,627,988         0.7
------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES          136,500  +Cisco Systems, Inc............       8,086,764      12,566,531         0.9
------------------------------------------------------------------------------------------------------------------
COMPUTERS                  403,000  COMPAQ Computer Corporation....      13,174,310      11,435,125         0.8
                            80,000  International Business Machines
                                     Corp..........................       8,317,429       9,185,000         0.6
                                                                     --------------  --------------       -----
                                                                         21,491,739      20,620,125         1.4
------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS          491,700  Dial Corporation (The).........       9,548,561      12,753,469         0.9
------------------------------------------------------------------------------------------------------------------
CONTAINERS                 310,300  +Owens-Illinois, Inc...........       8,990,677      13,885,925         1.0
------------------------------------------------------------------------------------------------------------------
COSMETICS                  107,200  Gillette Company (The).........       6,128,331       6,076,900         0.4
------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT       135,000  General Electric Co............       9,815,374      12,285,000         0.9
------------------------------------------------------------------------------------------------------------------
ELECTRONIC/INSTRUMENTS     113,600  Intel Corporation..............       9,320,137       8,413,500         0.6
                           144,000  Texas Instruments Inc..........       9,355,138       8,397,000         0.6
                                                                     --------------  --------------       -----
                                                                         18,675,275      16,810,500         1.2
------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT              289,300  +Premier Parks Inc.............      16,298,434      19,274,613         1.4
------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES         303,200  +Heller Financial, Inc.........       8,436,631       9,096,000         0.6
------------------------------------------------------------------------------------------------------------------
FOODS                      198,000  +Keebler Foods Co..............       5,593,582       5,445,000         0.4
------------------------------------------------------------------------------------------------------------------
HARDWARE PRODUCTS          175,700  Black & Decker Corporation.....       5,890,960      10,717,700         0.8
------------------------------------------------------------------------------------------------------------------
HEALTHCARE-                264,000  Columbia/HCA Healthcare Corp...       8,389,247       7,689,000         0.5
PRODUCTS/SERVICES
------------------------------------------------------------------------------------------------------------------
INSURANCE                  230,700  Allmerica Financial Corp.......      14,158,667      14,995,500         1.1
                           275,000  Equitable Companies Inc.
                                     (The).........................      14,416,772      20,607,813         1.5
                           217,500  Providian Financial Corp.......      13,880,184      17,087,344         1.2
                           310,000  Travelers Group, Inc...........      12,520,244      18,793,750         1.3
                           123,800  UNUM Corporation...............       3,925,464       6,870,900         0.5
                                                                     --------------  --------------       -----
                                                                         58,901,331      78,355,307         5.6
------------------------------------------------------------------------------------------------------------------
MACHINERY                  300,100  Ingersoll-Rand Co..............       9,013,935      13,223,156         0.9
------------------------------------------------------------------------------------------------------------------
MANUFACTURING              195,000  Tyco International Ltd.........      10,085,418      12,285,000         0.9
------------------------------------------------------------------------------------------------------------------
MEDICAL                    133,000  Beckman Coulter Inc............       8,025,080       7,747,250         0.5
------------------------------------------------------------------------------------------------------------------
MEDICAL SERVICES           508,513  +HEALTHSOUTH Corporation.......      13,786,004      13,570,941         1.0
------------------------------------------------------------------------------------------------------------------
NATURAL GAS                396,000  El Paso Natural Gas Co.........      10,265,714      15,147,000         1.1
                           210,800  Enron Corp.....................       9,176,073      11,396,375         0.8
                                                                     --------------  --------------       -----
                                                                         19,441,787      26,543,375         1.9
------------------------------------------------------------------------------------------------------------------
OIL SERVICES               100,000  Schlumberger Ltd...............       5,831,252       6,831,250         0.5
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of June 30, 1998  (Continued)
--------------------------------------------------------------------------------

                          SHARES                                                         VALUE        PERCENT OF
INDUSTRIES                 HELD          US STOCKS & WARRANTS             COST         (NOTE 1a)      NET ASSETS
------------------------------------------------------------------------------------------------------------------
PETROLEUM                  298,000  Unocal Corp....................  $   10,663,313  $   10,653,500         0.8%
------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS            132,000  Bristol-Myers Squibb Co........      12,540,404      15,171,750         1.1
                           258,000  Warner-Lambert Company.........      12,303,160      17,898,750         1.3
                                                                     --------------  --------------       -----
                                                                         24,843,564      33,070,500         2.4
------------------------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING      349,000  +World Color Press, Inc........      10,488,611      12,215,000         0.9
------------------------------------------------------------------------------------------------------------------
RADIO & TELEVISION         540,100  +Capstar Broadcasting Corp.
                                     (Class A).....................      10,261,900      13,570,013         1.0
------------------------------------------------------------------------------------------------------------------
RAILROADS                  111,000  Burlington Northern Santa Fe,
                                     Inc...........................       9,335,621      10,898,812         0.8
------------------------------------------------------------------------------------------------------------------
REAL ESTATE                145,000  Starwood Lodging Trust.........       3,875,614       7,005,312         0.5
INVESTMENT TRUSTS
------------------------------------------------------------------------------------------------------------------
RETAIL                     532,700  Rite Aid Corporation...........       8,938,064      20,009,544         1.4
                           350,000  +Safeway, Inc..................      10,187,272      14,240,625         1.0
                           278,400  Sears, Roebuck & Co............      13,214,426      16,999,800         1.2
                           316,000  Wal-Mart Stores, Inc...........      13,027,582      19,197,000         1.4
                                                                     --------------  --------------       -----
                                                                         45,367,344      70,446,969         5.0
------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY           273,600  Lowe's Companies, Inc..........       9,858,019      11,097,900         0.8
------------------------------------------------------------------------------------------------------------------
SOFTWARE                   289,800  +BMC Software, Inc.............       5,686,093      15,051,487         1.1
                           180,500  Computer Associates
                                     International, Inc............       4,936,682      10,029,031         0.7
                                                                     --------------  --------------       -----
                                                                         10,622,775      25,080,518         1.8
------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS         213,000  +SmarTalk TeleServices, Inc....       5,870,118       3,008,625         0.2
                           337,766  +Tele-Communications, Inc.
                                     (Class A).....................       6,082,667      12,961,770         0.9
                           642,468  +Tele-Communications TCI
                                     Ventures Group................       5,483,350      12,849,360         0.9
                           366,000  +WorldCom Inc..................       9,832,321      17,682,375         1.2
                                                                     --------------  --------------       -----
                                                                         27,268,456      46,502,130         3.2
------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING           420,400  Carnival Corp. (Class A).......       6,113,393      16,658,350         1.2
                            96,900  Royal Caribbean Cruises Ltd....       4,363,950       7,703,550         0.5
                                                                     --------------  --------------       -----
                                                                         10,477,343      24,361,900         1.7
------------------------------------------------------------------------------------------------------------------
WASTE MANAGEMENT           354,200  +USA Waste Services, Inc.......      14,781,584      17,488,625         1.2
------------------------------------------------------------------------------------------------------------------
                                    TOTAL US STOCKS & WARRANTS          537,198,730     728,998,172        51.6
------------------------------------------------------------------------------------------------------------------
                           FACE
                          AMOUNT          US CORPORATE BONDS
------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES   US$3,000,000   General Electric Capital Corp.,
                                     8.75% due 5/21/2007...........       3,373,650       3,555,000         0.3
------------------------------------------------------------------------------------------------------------------
                                    TOTAL US CORPORATE BONDS              3,373,650       3,555,000         0.3
------------------------------------------------------------------------------------------------------------------
                          SHARES
COUNTRIES                  HELD           FOREIGN STOCKS+++++
------------------------------------------------------------------------------------------------------------------
ARGENTINA                  172,400  Yacimientos Petroliferos
                                     Fiscales S.A. (ADR) (a)(23)...       4,827,983       5,182,775         0.4
------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN ARGENTINA        4,827,983       5,182,775         0.4
------------------------------------------------------------------------------------------------------------------
CANADA                      75,600  +Imax Corporation (11).........       1,596,416       1,701,000         0.1
                            80,100  Magna International Inc. (Class
                                     A) (2)........................       4,419,966       5,496,862         0.4
                            28,900  Seagram Company Ltd.
                                     (The)(4)......................       1,241,122       1,183,094         0.1
------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN CANADA           7,257,504       8,380,956         0.6
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of June 30, 1998  (Continued)
--------------------------------------------------------------------------------

                          SHARES                                                         VALUE        PERCENT OF
COUNTRIES                  HELD           FOREIGN STOCKS+++++             COST         (NOTE 1a)      NET ASSETS
------------------------------------------------------------------------------------------------------------------
FINLAND                    156,000  +Amer Group Ltd. (8)...........  $    2,882,144  $    3,045,263         0.2%
                           101,000  Finnlines OY (7)...............       2,019,754       6,264,937         0.5
                           108,000  Orion-Yhtymae OY (Class B)
                                     (24)..........................       3,057,643       3,329,867         0.2
                            55,000  Sampro Insurance Co.
                                     (Class A) (14)................       2,543,141       2,608,870         0.2
                           201,850  +Sponda Oyj (26)...............       1,395,162       1,417,770         0.1
                           220,000  UPM-Kymmene OY (22)............       4,873,103       6,060,606         0.4
------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN FINLAND         16,770,947      22,727,313         1.6
------------------------------------------------------------------------------------------------------------------
FRANCE                      64,800  AXA-UAP S.A. (14)..............       7,412,810       7,291,139         0.5
                           163,300  +Alstom S.A. (17)..............       5,568,672       5,377,132         0.4
                            51,600  Elf Aquitaine S.A. (21)........       6,149,421       7,257,384         0.5
                            83,600  +ST Microelectronics N.V. (NY
                                     Registered Shares) (29).......       4,757,412       5,841,550         0.4
                           124,000  Scor S.A. (27).................       5,681,394       7,868,619         0.6
                           163,700  Thomson CSF (9)................       5,611,907       6,229,999         0.4
------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN FRANCE          35,181,616      39,865,823         2.8
------------------------------------------------------------------------------------------------------------------
GERMANY                     61,000  Bayerische Vereinsbank AG (3)..       3,759,274       5,170,064         0.4
                            69,300  Daimler-Benz AG (2)............       6,910,156       6,814,065         0.5
                            14,000  Henkel KGaA (6)................         622,324       1,161,755         0.1
                            59,000  Henkel KGaA (Preferred) (6)....       2,514,746       5,833,980         0.4
                            89,000  Mannesmann AG (17).............       3,661,317       9,145,524         0.6
------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN GERMANY         17,467,817      28,125,388         2.0
------------------------------------------------------------------------------------------------------------------
INDONESIA                  245,700  PT Indonesian Satellite Corp.
                                     (ADR) (a)(30).................       6,500,999       2,733,412         0.2
------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN INDONESIA        6,500,999       2,733,412         0.2
------------------------------------------------------------------------------------------------------------------
IRELAND                     65,000  Bank of Ireland (3)............       1,354,913       1,331,797         0.1
------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN IRELAND          1,354,913       1,331,797         0.1
------------------------------------------------------------------------------------------------------------------
ITALY                      450,000  Arnoldo Mondadori Editore
                                     S.p.A. (25)...................       3,797,870       5,317,952         0.4
                           713,100  Danieli & Co. Officine
                                     Meccaniche S.p.A. (17)........       3,252,890       3,310,678         0.2
------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN ITALY            7,050,760       8,628,630         0.6
------------------------------------------------------------------------------------------------------------------
JAPAN                       14,900  Amway Japan Ltd. (18)..........         329,065         156,989         0.0
                           445,000  Bank of Tokyo-Mitsubishi, Ltd.
                                     (The) (3).....................       6,131,636       4,717,507         0.3
                           109,000  Ito-Yokado Co., Ltd. (28)......       5,931,154       5,136,537         0.4
                           842,000  Makino Milling Machine Co.,
                                     Ltd. (17).....................       5,911,297       5,936,595         0.4
                           366,000  Matsushita Electric Industrial
                                     Co., Ltd. (9).................       5,759,030       5,890,019         0.4
                            89,000  Matsushita Electric Works, Ltd.
                                     (5)...........................         908,252         719,348         0.0
                            50,000  Rohm Co., Ltd. (9).............       3,806,743       5,141,806         0.4
                           565,000  Sanwa Bank, Ltd. (3)...........       4,924,593       5,060,006         0.4
                            70,000  Sony Corporation (9)...........       5,486,280       6,036,660         0.4
                           513,000  Tokio Marine and Fire Insurance
                                     Co., Ltd. (14)................       5,296,198       5,279,195         0.4
                            64,000  Tokyo Electron Limited (9).....       2,375,832       1,962,907         0.1
------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN JAPAN           46,860,080      46,037,569         3.2
------------------------------------------------------------------------------------------------------------------
MEXICO                     416,100  Grupo Carso, S.A. de C.V. (ADR)
                                     (a)(20).......................       4,479,399       3,357,927         0.3
                           174,000  Panamerican Beverages, Inc.
                                     (Class A) (US Registered
                                     Shares) (4)...................       5,452,852       5,470,125         0.4
                           125,750  Telefonos de Mexico, S.A. de
                                     C.V. (Telmex) (ADR) (a)(30)...       6,132,088       6,043,859         0.4
------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN MEXICO          16,064,339      14,871,911         1.1
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of June 30, 1998  (Continued)
--------------------------------------------------------------------------------

                          SHARES                                                         VALUE        PERCENT OF
COUNTRIES                  HELD           FOREIGN STOCKS+++++             COST         (NOTE 1a)      NET ASSETS
------------------------------------------------------------------------------------------------------------------
NETHERLANDS                120,700  Royal Dutch Petroleum Co. (NY
                                     Registered Shares) (21).......  $    6,589,717  $    6,615,869         0.5%
------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN THE
                                    NETHERLANDS                           6,589,717       6,615,869         0.5
------------------------------------------------------------------------------------------------------------------
NORWAY                     191,900  Color Line ASA (7).............         755,411         600,979         0.0
------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN NORWAY             755,411         600,979         0.0
------------------------------------------------------------------------------------------------------------------
SINGAPORE                  466,000  Overseas Chinese Banking Corp.
                                     Ltd. (3)......................       2,217,847       1,586,911         0.1
------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SINGAPORE        2,217,847       1,586,911         0.1
------------------------------------------------------------------------------------------------------------------
SOUTH KOREA                158,900  +Hyundai Engineering &
                                     Construction Co., Ltd.
                                     (GDR) (b)(10)++...............       2,039,265          50,053         0.0
                             3,102  +Hyundai Engineering &
                                     Construction Co., Ltd. (New
                                     Shares) (GDR) (b)(10)++.......          39,823             977         0.0
------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN
                                    SOUTH KOREA                           2,079,088          51,030         0.0
------------------------------------------------------------------------------------------------------------------
SPAIN                      167,000  +Dinamia Capital Privado.
                                     Sociedad de Capital Riesgo,
                                     S.A. (32).....................       3,090,997       2,891,161         0.2
                            89,400  Metrovacesa, S.A. (26).........       2,789,966       2,634,050         0.2
                            63,798  Metrovacesa, S.A. (Rights)
                                     (d)(26).......................               0          89,610         0.0
                           106,800  Repsol, S.A. (ADR) (a)(23).....       4,085,925       5,874,000         0.4
                           201,600  Uralita, S.A. (5)..............       2,825,478       2,877,742         0.2
------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SPAIN           12,792,366      14,366,563         1.0
------------------------------------------------------------------------------------------------------------------
SWEDEN                     111,700  Autoliv AB (2).................       3,600,448       3,571,823         0.2
                           204,200  Bure Investment AB (15)........       2,090,958       3,252,041         0.2
                           291,200  Castellum AB (26)..............       2,747,504       3,432,541         0.2
                            42,000  Custos AB (Class A) (8)........       1,081,750       1,069,158         0.1
                            42,000  Custos AB (Class B) (8)........       1,107,064       1,058,624         0.1
                            79,200  +Fastighets AB Tornet (26).....       1,303,852       1,271,252         0.1
                           147,900  Haldex AB (2)..................       2,611,671       2,670,713         0.2
                           642,000  Nordbanken Holding AB (3)......       3,611,672       4,709,637         0.3
                           217,000  Perstorp AB (Class B) (6)......       4,069,215       4,054,549         0.3
                             3,518  Schindler Holding AG (17)......       6,062,298       5,361,248         0.4
                           171,500  Sparbanken Sverige AB (Class A)
                                     (3)...........................       3,154,660       5,161,452         0.4
                           168,000  Spectra-Physics AB (Class A)
                                     (16)..........................       4,169,959       2,686,062         0.2
------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SWEDEN          35,611,051      38,299,100         2.7
------------------------------------------------------------------------------------------------------------------
SWITZERLAND                 21,920  +UBS AG (12)...................       7,425,630       8,156,010         0.6
                             4,900  Valora Holding AG (18).........       1,324,473       1,293,047         0.1
------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN
                                    SWITZERLAND                           8,750,103       9,449,057         0.7
------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM             726,000  British Aerospace PLC (1)......       5,571,772       5,560,009         0.4
                           349,100  Devro PLC (19).................       2,557,767       2,924,016         0.2
                           647,753  Diageo PLC (4).................       6,305,609       7,673,509         0.5
                           393,800  Imperial Chemical Industries
                                     PLC (6).......................       6,150,301       6,320,872         0.4
                         1,358,800  LucasVarity PLC (2)............       4,987,249       5,395,836         0.4
                         2,028,000  +Thomson Travel Group (31).....       6,124,443       6,327,553         0.5
------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN THE
                                    UNITED KINGDOM                       31,697,141      34,201,795         2.4
------------------------------------------------------------------------------------------------------------------
                                    TOTAL FOREIGN STOCKS                259,829,682     283,056,878        20.0
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of June 30, 1998  (Continued)
--------------------------------------------------------------------------------

                                 FACE                                                              VALUE        PERCENT OF
COUNTRIES                       AMOUNT             FOREIGN BONDS+++++               COST         (NOTE 1a)      NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
GERMANY          DM                         Bundesrepublik Deutschland (13):
                                33,000,000      6% due 7/04/2007.............  $   19,300,519  $   19,903,833         1.4%
                                 6,400,000      5.625% due 1/04/2028.........       3,653,905       3,681,454         0.3
                                                                               --------------  --------------       -----
                                                                                   22,954,424      23,585,287         1.7
----------------------------------------------------------------------------------------------------------------------------
SWEDEN           Skr                        Government of Sweden (13):
                                26,500,000      5.50% due 4/12/2002..........       3,366,350       3,434,283         0.2
                                49,400,000      8% due 8/15/2007.............       7,207,737       7,566,015         0.5
                                                                               --------------  --------------       -----
                                                                                   10,574,087      11,000,298         0.7
----------------------------------------------------------------------------------------------------------------------------
UNITED           L                          UK Treasury Gilt (13):
KINGDOM                          2,500,000      8% due 12/07/2000............       4,224,770       4,270,317         0.3
                                 3,550,000      7.25% due 12/07/2007.........       5,875,988       6,508,089         0.5
                                                                               --------------  --------------       -----
                                                                                   10,100,758      10,778,406         0.8
----------------------------------------------------------------------------------------------------------------------------
                                            TOTAL FOREIGN BONDS                    43,629,269      45,363,991         3.2
----------------------------------------------------------------------------------------------------------------------------
                                                   US GOVERNMENT & AGENCY OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------------
US               US         $    9,000,000  Federal National Mortgage               8,840,688       8,957,790         0.6
GOVERNMENT                                   Association, 5.75% due
AGENCY                                       2/15/2008+++....................
OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT                   73,360,000  US Treasury Bonds, 6.625% due          77,462,322      82,839,579         5.8
OBLIGATIONS                                  2/15/2027.......................
                                            US Treasury Notes:
                                92,000,000      6% due 8/15/1999.............      92,107,187      92,474,720         6.5
                                20,500,000      6.125% due 9/30/2000.........      20,874,766      20,752,970         1.5
                                44,900,000      6.50% due 5/31/2002..........      45,569,516      46,394,272         3.3
                                 9,000,000      6.25% due 2/15/2007..........       8,876,250       9,424,710         0.7
                                16,650,000      6.625% due 5/15/2007.........      17,336,008      17,883,099         1.3
                                                                               --------------  --------------       -----
                                                                                  262,226,049     269,769,350        19.1
----------------------------------------------------------------------------------------------------------------------------
                                            TOTAL US GOVERNMENT & AGENCY
                                            OBLIGATIONS                           271,066,737     278,727,140        19.7
----------------------------------------------------------------------------------------------------------------------------

                                                  SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL                         643,000  General Electric Capital Corp.,           643,000         643,000         0.0
PAPER*                                       6.50% due 7/01/1998.............
                                65,626,000  General Motors Acceptance Corp.,
                                             6.50% due 7/01/1998.............      65,626,000      65,626,000         4.7
----------------------------------------------------------------------------------------------------------------------------
                                            TOTAL SHORT-TERM SECURITIES            66,269,000      66,269,000         4.7
----------------------------------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENTS................  $1,181,367,068   1,405,970,181        99.5
                                                                               --------------
                                                                               --------------
                                            UNREALIZED APPRECIATION ON
                                            FORWARD FOREIGN EXCHANGE
                                            CONTRACTS++++....................                         988,329         0.0
                                            OTHER ASSETS LESS LIABILITIES....                       6,707,807         0.5
                                                                                               --------------       -----
                                            NET ASSETS.......................                  $1,413,666,317       100.0%
                                                                                               --------------       -----
                                                                                               --------------       -----
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of June 30, 1998  (Concluded)
--------------------------------------------------------------------------------

   * Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Portfolio.

 (a) American Depositary Receipts (ADR).

 (b) Global Depositary Receipts (GDR).

 (c) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

 (d) The rights may be exercised until 7/24/1998.

   + Non-income producing security.

  ++ The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

 +++ Subject to principal paydowns.

++++ Forward foreign exchange contracts as of June 30, 1998 were as follows:

---------------------------------------------------
                                       UNREALIZED
                                      APPRECIATION
FOREIGN                EXPIRATION    (DEPRECIATION)
CURRENCY SOLD             DATE         (NOTE 1f)
---------------------------------------------------
C$       11,000,000    July 1998       $  (2,905)
Chf      22,200,000    July 1998         405,510
DM      102,600,000    July 1998         403,379
Fim     116,150,000  September 1998       96,892
Frf     205,400,000    July 1998         159,477
L        26,800,000    July 1998        (108,089)
Lit  14,295,000,000   August 1998         38,732
Pta   1,640,000,000   August 1998         35,249
Skr     325,000,000  September 1998     (341,191)
Y     5,480,000,000  September 1998      301,275
---------------------------------------------------
TOTAL UNREALIZED APPRECIATION ON
FORWARD FOREIGN
EXCHANGE CONTRACTS -- NET (US$
COMMITMENT-$279,670,955)               $ 988,329
                                     -------------
                                     -------------
--------------------------------------------------

+++++ Corresponding industry groups for foreign stocks and bonds:

 (1) Aerospace & Defense                 (12) Financial Services            (23) Petroleum
 (2) Auto-Parts                          (13) Government (Bonds)            (24) Pharmaceuticals
 (3) Banking                             (14) Insurance                     (25) Publishing
 (4) Beverages                           (15) Investment Management         (26) Real Estate
 (5) Building Products                   (16) Laser Components              (27) Reinsurance
 (6) Chemicals                           (17) Machinery & Equipment         (28) Retail
 (7) Cruise Lines                        (18) Merchandising                 (29) Semiconductors
 (8) Diversified                         (19) Foods                         (30) Telecommunications
 (9) Electronics                         (20) Multi-Industry                (31) Travel & Lodging
(10) Engineering & Construction          (21) Oil-Integrated                (32) Venture Capital
(11) Entertainment                       (22) Paper & Forest Products

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Natural Resources Portfolio
Schedule of Investments as of June 30, 1998
--------------------------------------------------------------------------------

                         SHARES                                                            VALUE      PERCENT OF
INDUSTRIES                HELD                     STOCKS                     COST       (NOTE 1a)    NET ASSETS
------------------------------------------------------------------------------------------------------------------
ALUMINUM                    1,784  Alumax, Inc...........................  $    67,899  $    82,733         0.6%
                            2,100  Aluminum Co. of America...............      115,568      138,469         0.9
                            3,600  Pechiney, S.A.........................      143,626      145,048         1.0
                                                                           -----------  -----------       -----
                                                                               327,093      366,250         2.5
------------------------------------------------------------------------------------------------------------------
CHEMICALS                   3,600  Air Products & Chemicals, Inc.........      102,951      144,000         1.0
                            3,100  BASF AG...............................       77,701      147,255         1.0
                            1,000  Dow Chemical Co.......................       68,909       96,688         0.7
                            4,000  duPont (E.I.) de Nemours & Co.........      129,005      298,500         2.0
                                                                           -----------  -----------       -----
                                                                               378,566      686,443         4.7
------------------------------------------------------------------------------------------------------------------
DIVERSIFIED RESOURCES      10,000  Asahi Glass Co., Ltd..................      120,000       54,124         0.4
COMPANIES                   3,300  Ashland Inc...........................      139,803      170,363         1.2
                           44,500  North Ltd.............................      166,919       91,525         0.6
                                                                           -----------  -----------       -----
                                                                               426,722      316,012         2.2
------------------------------------------------------------------------------------------------------------------
GOLD                       93,100  Acacia Resources Ltd..................      142,651       99,202         0.7
                            9,700  Ashanti Goldfields Co. Ltd. (GDR)**...      237,979       74,205         0.5
                           12,500  Cambior, Inc..........................      170,092       73,569         0.5
                           71,300  Delta Gold N.L........................      126,915       87,457         0.6
                            9,900  +Getchell Gold Corp...................      394,741      148,500         1.0
                          102,000  Great Central Mines N.L...............      282,869       97,311         0.7
                           44,900  +Miramar Mining Corp..................      225,975       57,740         0.4
                            9,013  Newmont Mining Corp...................      363,410      212,932         1.4
                          108,000  Normandy Mining Ltd...................      122,071       88,316         0.6
                           27,000  Placer Dome, Inc......................      618,688      317,250         2.2
                           13,100  Prime Resource Group, Inc.............      128,069       91,808         0.6
                          128,000  +Resolute Ltd.........................      267,743       77,710         0.5
                           27,428  Resolute Ltd. (Rights) (b)............          838          306         0.0
                           14,200  +Sutton Resources Ltd.................      127,816       80,676         0.5
                                                                           -----------  -----------       -----
                                                                             3,209,857    1,506,982        10.2
------------------------------------------------------------------------------------------------------------------
METALS & MINING           218,698  +Centaur Mining & Exploration Ltd.....      280,055       75,871         0.5
                           21,300  Industrias Penoles, S.A. de C.V.......       91,801       67,570         0.5
                          105,700  M.I.M. Holdings Ltd...................      161,049       51,075         0.3
                           22,163  Minsur S.A............................       55,784       43,752         0.3
                           23,000  Mitsubishi Materials Corp.............      113,395       46,973         0.3
                            9,300  Noranda, Inc..........................      167,291      160,727         1.1
                            9,500  Outokumpu OYJ.........................      175,414      121,322         0.8
                            5,400  P.T. Tambang Timah (GDR)** (a)........       66,782       24,030         0.2
                            1,900  Phelps Dodge Corp.....................      138,934      108,656         0.7
                           12,100  Rio Tinto PLC.........................      162,943      136,275         0.9
                          205,000  Savage Resources Ltd..................      158,284       73,659         0.5
                           13,000  Sumitomo Metal Mining Co., Ltd........      108,254       52,818         0.4
                            7,400  Trelleborg 'B' Fria...................       93,589       97,436         0.7
                           80,600  WMC Ltd...............................      467,844      242,668         1.6
                                                                           -----------  -----------       -----
                                                                             2,241,419    1,302,832         8.8
------------------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS         6,900  Alberta Energy Company Ltd............      150,589      161,972         1.1
                            5,000  Apache Corp...........................      133,094      157,500         1.1
                           10,700  +Baytex Energy Ltd. (Class A).........      139,514       62,611         0.4
                            2,440  Burlington Resources, Inc.............       63,423      105,073         0.7
                            5,600  +Chieftain International, Inc.........      126,099      132,650         0.9
                            2,100  Devon Energy Corp.....................       73,471       73,369         0.5
                           17,600  +EEX Corp.............................      170,215      165,000         1.1
                            7,900  Enron Oil & Gas Company...............      174,506      159,975         1.1
                            5,600  Enterprise Oil PLC....................       37,668       50,923         0.3
                           22,600  Gulf Canada Resources Ltd.
                                    (Ordinary)...........................      177,122      111,588         0.8
                            9,700  +Northrock Resources Ltd..............       78,984      100,980         0.7
                           10,700  +Oryx Energy Co.......................      180,922      236,738         1.6
                            9,600  +Renaissance Energy Ltd...............      173,432      144,029         1.0
                            7,700  Snyder Oil Corporation................      162,959      153,519         1.0
                            2,900  Unocal Corporation....................      102,853      103,675         0.7
                            5,200  Vastar Resources, Inc.................      219,437      227,175         1.5
                                                                           -----------  -----------       -----
                                                                             2,164,288    2,146,777        14.5
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Natural Resources Portfolio
Schedule of Investments as of June 30, 1998  (Continued)
--------------------------------------------------------------------------------

                         SHARES                                                            VALUE      PERCENT OF
INDUSTRIES                 HELD                    STOCKS                     COST       (NOTE 1a)    NET ASSETS
------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED              2,900  Amerada Hess Corp.....................  $   159,603  $   157,506         1.1%
                            5,200  Amoco Corp............................      143,530      216,450         1.5
                            7,400  British Petroleum Co. PLC (ADR)*......      282,347      653,050         4.4
                            2,300  Chevron Corp..........................      176,714      191,044         1.3
                            5,000  Elf Aquitaine S.A. (ADR)*.............      183,332      355,000         2.4
                            5,300  Ente Nazional Indrocarburi (ENI) S.p.A
                                    (ADR)*...............................      254,169      344,500         2.3
                            2,300  Mobil Corp............................      181,551      176,238         1.2
                            1,200  OMV AG................................      128,441      160,788         1.1
                           14,600  Petro-Canada..........................      159,357      236,338         1.6
                            4,000  Total, S.A. (Class B).................      250,320      520,228         3.5
                            5,100  YPF Sociedad Anonima S.A. (ADR)*......      124,901      153,319         1.0
                                                                           -----------  -----------       -----
                                                                             2,044,265    3,164,461        21.4
------------------------------------------------------------------------------------------------------------------
OIL SERVICES                3,700  Coflexip Stena Offshore, Inc.
                                    (ADR)*...............................       74,182      225,700         1.5
                            3,800  +EVI Weatherford Inc..................      173,309      141,075         1.0
                            6,600  McDermott International, Inc..........      245,275      227,288         1.5
                            5,300  +Noble Drilling Corporation...........      167,986      127,531         0.9
                            1,400  Schlumberger Ltd......................       46,099       95,637         0.7
                            5,500  +Stolt Comex Seaway, S.A..............      136,371      105,875         0.7
                            2,750  +Stolt Comex Seaway, S.A. (ADR)*......       33,867       47,437         0.3
                            8,500  +TransCoastal Marine Services, Inc....      155,045       51,266         0.4
                            4,100  Transocean Offshore, Inc..............      128,384      182,450         1.2
                                                                           -----------  -----------       -----
                                                                             1,160,518    1,204,259         8.2
------------------------------------------------------------------------------------------------------------------
PAPER & PULP                5,400  Aracruz Celulose S.A. (ADR)*..........       86,629       61,762         0.4
                            2,700  Champion International Corp...........      140,847      132,806         0.9
                            1,800  Georgia-Pacific Corp..................      101,736      106,087         0.7
                            6,800  Georgia-Pacific Timber Group Corp.....      170,415      156,825         1.1
                            3,200  International Paper Co................      107,512      137,600         0.9
                           16,400  Metsa Serla OY 'B'....................      141,828      158,576         1.1
                            3,900  Mo Och Domsjo AB Co...................       89,671      111,505         0.8
                           27,000  Slocan Forest Products Ltd............      272,565      124,923         0.8
                            7,500  +Stone Container Corp.................       92,300      117,187         0.8
                            3,500  Weyerhaeuser Co.......................      149,422      161,656         1.1
                            2,700  Willamette Industries, Inc............       78,906       86,400         0.6
                                                                           -----------  -----------       -----
                                                                             1,431,831    1,355,327         9.2
------------------------------------------------------------------------------------------------------------------
PLANTATIONS                73,000  Golden Hope Plantations BHD...........      131,880       66,964         0.5
                           70,000  Kuala Lumpur Kepong BHD...............      111,705      113,217         0.8
                                                                           -----------  -----------       -----
                                                                               243,585      180,181         1.3
------------------------------------------------------------------------------------------------------------------
REFINING                    4,800  Sun Co., Inc..........................      133,901      186,300         1.3
                            3,245  Ultramar Diamond Shamrock Corp........      149,467      102,420         0.7
                                                                           -----------  -----------       -----
                                                                               283,368      288,720         2.0
------------------------------------------------------------------------------------------------------------------
STEEL                      66,000  British Steel PLC.....................      174,814      145,084         1.0
                            2,500  Koninklijke Nederlandsche Hoogovens en
                                    Staalfabrienken N.V..................       95,875      108,374         0.7
                           42,000  Nippon Steel Corp.....................      142,367       73,955         0.5
                           40,000  Sumitomo Metal Industries, Ltd........      123,092       64,372         0.4
                                                                           -----------  -----------       -----
                                                                               536,148      391,785         2.6
------------------------------------------------------------------------------------------------------------------
WOOD                        4,800  Louisiana-Pacific Corp................      113,088       87,600         0.6
                           13,900  Riverside Forest Products Ltd.........      183,006       94,577         0.6
                                                                           -----------  -----------       -----
                                                                               296,094      182,177         1.2
------------------------------------------------------------------------------------------------------------------
                                   TOTAL STOCKS                             14,743,754   13,092,206        88.8
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Natural Resources Portfolio
Schedule of Investments as of June 30, 1998  (Concluded)
--------------------------------------------------------------------------------

                           FACE                                                           VALUE      PERCENT OF
                          AMOUNT           SHORT-TERM SECURITIES             COST       (NOTE 1a)    NET ASSETS
-----------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY    $1,718,000  Federal Home Loan Mortgage Corp.,
OBLIGATIONS***                       5.85% due 7/01/1998................  $ 1,717,721  $ 1,717,721        11.6%
-----------------------------------------------------------------------------------------------------------------
                                    TOTAL SHORT-TERM SECURITIES             1,717,721    1,717,721        11.6
-----------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS...................  $16,461,475   14,809,927       100.4
                                                                          -----------
                                                                          -----------
                                    LIABILITIES IN EXCESS OF OTHER
                                     ASSETS.............................                   (58,330)       (0.4)
                                                                                       -----------       -----
                                    NET ASSETS..........................               $14,751,597       100.0%
                                                                                       -----------       -----
                                                                                       -----------       -----
-----------------------------------------------------------------------------------------------------------------

  + Non-income producing security.
  * American Depositary Receipts (ADR).
 ** Global Depositary Receipts (GDR).
*** US Government Agency Obligations are traded on a discount basis; the interest rate shown is the discount rate paid at the time of the purchase by the Portfolio.
 (a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
 (b) The rights may be exercised until 7/06/1998.

See Notes to Financial Statements.

                 (This page has been left blank intentionally.)

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Assets and Liabilities as of June 30, 1998
--------------------------------------------------------------------------------

                                                     CAPITAL          GLOBAL
                                   BALANCED           STOCK          STRATEGY
                                   PORTFOLIO        PORTFOLIO        PORTFOLIO
--------------------------------------------------------------------------------
ASSETS:
Investments, at value* (Note
  1a).........................   $ 120,135,705    $ 375,284,251    $ 258,375,469
Cash..........................             228           11,825              874
Foreign cash (Note 1g)........              --          497,864          844,206
Interest receivable...........         609,169               --        1,437,749
Receivable for securities
  sold........................              --          957,995          916,747
Dividends receivable..........          33,353          349,400          398,768
Receivable for capital shares
  sold........................         181,442            3,452            4,991
Receivable for forward foreign
  exchange contracts (Note
  1f).........................              --          204,390           96,693
Receivable for paydowns.......              --               --               --
Unrealized appreciation on
  forward foreign exchange
  contracts (Note 1f).........              --          309,165          265,412
Prepaid expenses and other
  assets (Note 1e)............           5,054           13,072           12,243
                                 -------------    -------------    -------------
  Total assets................     120,964,951      377,631,414      262,353,152
                                 -------------    -------------    -------------
LIABILITIES:
Payable for securities
  purchased...................              --        2,205,619        3,019,043
Payable to investment adviser
  (Note 2)....................          33,488          103,679           73,054
Payable for capital shares
  redeemed....................          48,113           51,941          119,776
Payable for forward foreign
  exchange contracts (Note
  1f).........................              --           42,405            5,815
Accrued expenses and other
  liabilities.................          23,736           88,591          109,416
                                 -------------    -------------    -------------
  Total liabilities...........         105,337        2,492,235        3,327,104
                                 -------------    -------------    -------------
NET ASSETS....................   $ 120,859,614    $ 375,139,179    $ 259,026,048
                                 -------------    -------------    -------------
                                 -------------    -------------    -------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par
  value+......................   $     763,567    $   1,398,258    $   1,598,859
Paid-in capital in excess of
  par.........................      96,652,384      269,204,239      222,353,167
Undistributed investment
  income -- net...............       1,505,989        2,080,753        3,675,585
Undistributed (accumulated)
  realized capital gains
  (losses) on investments and
  foreign currency
  transactions -- net (Note
  5)..........................       5,449,612       26,156,774       (3,194,300)
Unrealized appreciation
  (depreciation) on
  investments and foreign
  currency transactions --
  net.........................      16,488,062       76,299,155       34,592,737
                                 -------------    -------------    -------------
NET ASSETS....................   $ 120,859,614    $ 375,139,179    $ 259,026,048
                                 -------------    -------------    -------------
                                 -------------    -------------    -------------
Capital shares outstanding....       7,635,669       13,982,579       15,988,589
                                 -------------    -------------    -------------
                                 -------------    -------------    -------------
Net asset value, offering and
  redemption price per
  share.......................   $       15.83    $       26.83    $       16.20
                                 -------------    -------------    -------------
                                 -------------    -------------    -------------
*Identified cost..............   $ 103,647,643    $ 299,287,606    $ 224,030,748
                                 -------------    -------------    -------------
                                 -------------    -------------    -------------
+Authorized shares............     100,000,000      100,000,000      100,000,000
                                 -------------    -------------    -------------
                                 -------------    -------------    -------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   INTERMEDIATE       LONG TERM
                                    GROWTH            HIGH          GOVERNMENT        CORPORATE          MONEY
                                     STOCK            YIELD            BOND             BOND            RESERVE
                                   PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value* (Note
  1a).........................   $ 421,504,590    $ 134,201,272    $ 217,647,773    $ 121,594,137    $  547,383,353
Cash..........................             885              937          447,147              975                --
Foreign cash (Note 1g)........              --               --               --               --                --
Interest receivable...........              --        2,505,352        3,242,825        1,895,505         4,093,807
Receivable for securities
  sold........................       1,227,823        1,091,500               --        2,093,200                --
Dividends receivable..........         218,358           69,597               --               --                --
Receivable for capital shares
  sold........................         117,720           17,676          132,555               --           661,459
Receivable for forward foreign
  exchange contracts (Note
  1f).........................              --               --               --               --                --
Receivable for paydowns.......              --               44               --               --                --
Unrealized appreciation on
  forward foreign exchange
  contracts (Note 1f).........              --               --               --               --                --
Prepaid expenses and other
  assets (Note 1e)............          12,174           24,576           10,553            5,848            10,266
                                 -------------    -------------    -------------    -------------    --------------
  Total assets................     423,081,550      137,910,954      221,480,853      125,589,665       552,148,885
                                 -------------    -------------    -------------    -------------    --------------
LIABILITIES:
Payable for securities
  purchased...................       9,237,564        1,000,000               --               --         2,364,779
Payable to investment adviser
  (Note 2)....................         113,451           39,406           62,811           35,832           147,637
Payable for capital shares
  redeemed....................           2,468          129,737            1,442            9,832           173,167
Payable for forward foreign
  exchange contracts (Note
  1f).........................              --               --               --               --                --
Accrued expenses and other
  liabilities.................          53,283           29,491           38,419           22,896           124,557
                                 -------------    -------------    -------------    -------------    --------------
  Total liabilities...........       9,406,766        1,198,634          102,672           68,560         2,810,140
                                 -------------    -------------    -------------    -------------    --------------
NET ASSETS....................   $ 413,674,784    $ 136,712,320    $ 221,378,181    $ 125,521,105    $  549,338,745
                                 -------------    -------------    -------------    -------------    --------------
                                 -------------    -------------    -------------    -------------    --------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par
  value+......................   $   1,258,882    $   1,513,742    $   1,997,794    $   1,062,563    $   54,938,687
Paid-in capital in excess of
  par.........................     279,556,697      140,197,203      222,875,924      121,712,711       494,448,183
Undistributed investment
  income -- net...............       1,221,281        1,177,561        1,253,491          710,984                --
Undistributed (accumulated)
  realized capital gains
  (losses) on investments and
  foreign currency
  transactions -- net (Note
  5)..........................      42,131,253       (1,958,234)      (7,316,112)        (998,867)               --
Unrealized appreciation
  (depreciation) on
  investments and foreign
  currency transactions --
  net.........................      89,506,671       (4,217,952)       2,567,084        3,033,714           (48,125)
                                 -------------    -------------    -------------    -------------    --------------
NET ASSETS....................   $ 413,674,784    $ 136,712,320    $ 221,378,181    $ 125,521,105    $  549,338,745
                                 -------------    -------------    -------------    -------------    --------------
                                 -------------    -------------    -------------    -------------    --------------
Capital shares outstanding....      12,588,817       15,137,423       19,977,938       10,625,629       549,386,870
                                 -------------    -------------    -------------    -------------    --------------
                                 -------------    -------------    -------------    -------------    --------------
Net asset value, offering and
  redemption price per
  share.......................   $       32.86    $        9.03    $       11.08    $       11.81    $         1.00
                                 -------------    -------------    -------------    -------------    --------------
                                 -------------    -------------    -------------    -------------    --------------
*Identified cost..............   $ 331,997,919    $ 138,419,223    $ 215,080,689    $ 118,560,423    $  547,431,478
                                 -------------    -------------    -------------    -------------    --------------
                                 -------------    -------------    -------------    -------------    --------------
+Authorized shares............     100,000,000      100,000,000      100,000,000      100,000,000     2,000,000,000
                                 -------------    -------------    -------------    -------------    --------------
                                 -------------    -------------    -------------    -------------    --------------


                                   MULTIPLE          NATURAL
                                   STRATEGY         RESOURCES
                                   PORTFOLIO        PORTFOLIO
------------------------------
ASSETS:
Investments, at value* (Note
  1a).........................  $ 1,405,970,181    $ 14,809,927
Cash..........................              783             196
Foreign cash (Note 1g)........        1,996,959           4,340
Interest receivable...........        6,973,956              --
Receivable for securities
  sold........................        9,249,146              --
Dividends receivable..........        1,153,528          44,025
Receivable for capital shares
  sold........................              832          20,077
Receivable for forward foreign
  exchange contracts (Note
  1f).........................          254,035              --
Receivable for paydowns.......               --              --
Unrealized appreciation on
  forward foreign exchange
  contracts (Note 1f).........          988,329              --
Prepaid expenses and other
  assets (Note 1e)............           62,935             794
                                ---------------    ------------
  Total assets................    1,426,650,684      14,879,359
                                ---------------    ------------
LIABILITIES:
Payable for securities
  purchased...................       12,102,993         109,216
Payable to investment adviser
  (Note 2)....................          394,520           2,683
Payable for capital shares
  redeemed....................          185,026             225
Payable for forward foreign
  exchange contracts (Note
  1f).........................           23,070              --
Accrued expenses and other
  liabilities.................          278,758          15,638
                                ---------------    ------------
  Total liabilities...........       12,984,367         127,762
                                ---------------    ------------
NET ASSETS....................  $ 1,413,666,317    $ 14,751,597
                                ---------------    ------------
                                ---------------    ------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par
  value+......................  $     7,747,142    $    190,503
Paid-in capital in excess of
  par.........................    1,109,310,690      18,614,749
Undistributed investment
  income -- net...............       17,068,385         119,357
Undistributed (accumulated)
  realized capital gains
  (losses) on investments and
  foreign currency
  transactions -- net (Note
  5)..........................       53,918,910      (2,521,383)
Unrealized appreciation
  (depreciation) on
  investments and foreign
  currency transactions --
  net.........................      225,621,190      (1,651,629)
                                ---------------    ------------
NET ASSETS....................  $ 1,413,666,317    $ 14,751,597
                                ---------------    ------------
                                ---------------    ------------
Capital shares outstanding....       77,471,423       1,905,029
                                ---------------    ------------
                                ---------------    ------------
Net asset value, offering and
  redemption price per
  share.......................  $         18.25    $       7.74
                                ---------------    ------------
                                ---------------    ------------
*Identified cost..............  $ 1,181,367,068    $ 16,461,475
                                ---------------    ------------
                                ---------------    ------------
+Authorized shares............      300,000,000     100,000,000
                                ---------------    ------------
                                ---------------    ------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Operations for the Six Months Ended June 30, 1998
--------------------------------------------------------------------------------

                                                   CAPITAL          GLOBAL
                                   BALANCED         STOCK          STRATEGY
                                  PORTFOLIO       PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------
INVESTMENT INCOME (NOTES 1c &
  1d):
Interest and discount
  earned*.....................   $  1,450,931    $    248,582    $  2,269,631
Dividends*....................        270,555       2,516,371       2,480,254
Other income..................             --              --              --
                                 ------------    ------------    ------------
Total income..................      1,721,486       2,764,953       4,749,885
                                 ------------    ------------    ------------
EXPENSES:
Investment advisory fees (Note
  2)..........................        183,711         574,305         412,008
Custodian fees................         12,127          36,472          81,712
Accounting services (Note
  2)..........................          9,751          31,952          24,514
Professional fees.............          4,578          11,087           9,297
Printing and shareholder
  reports.....................             --           7,877           4,143
Registration fees (Note 1e)...            911           6,089           2,429
Transfer agent fees (Note
  2)..........................          2,668           2,774           3,044
Pricing services..............            389             998           1,833
Directors' fees and
  expenses....................            428           1,366           1,040
Other.........................            933           5,987           3,320
                                 ------------    ------------    ------------
Total expenses before
  reimbursement...............        215,496         678,907         543,340
Reimbursement of expenses
  (Note 2)....................             --              --              --
                                 ------------    ------------    ------------
Expenses after
  reimbursement...............        215,496         678,907         543,340
                                 ------------    ------------    ------------
Investment income -- net......      1,505,990       2,086,046       4,206,545
                                 ------------    ------------    ------------
REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS &
  FOREIGN CURRENCY
TRANSACTIONS -- NET (NOTES 1d,
  1f, 1g & 3):
Realized gain (loss) on
  investments -- net..........      5,541,854      26,083,826        (221,238)
Realized gain (loss) on
  foreign currency
  transactions -- net.........             --         252,609         222,613
Change in unrealized
  appreciation/depreciation on
  investments -- net..........      4,925,350      20,180,536      21,713,544
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net.........             --         300,089         312,043
                                 ------------    ------------    ------------
Total realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions -- net.........     10,467,204      46,817,060      22,026,962
                                 ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................   $ 11,973,194    $ 48,903,106    $ 26,233,507
                                 ------------    ------------    ------------
                                 ------------    ------------    ------------
*Net of foreign withholding
  tax.........................   $        245    $    147,331    $    205,290
                                 ------------    ------------    ------------
                                 ------------    ------------    ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                 INTERMEDIATE     LONG TERM
                                    GROWTH           HIGH         GOVERNMENT      CORPORATE        MONEY          MULTIPLE
                                    STOCK           YIELD            BOND           BOND          RESERVE         STRATEGY
                                  PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO        PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTES 1c &
  1d):
Interest and discount
  earned*.....................   $    369,612    $  6,641,401    $ 7,489,823     $4,244,241     $ 15,207,043    $  12,402,503
Dividends*....................      1,525,518         346,975             --             --               --        7,576,465
Other income..................             --          57,932         29,240          8,450               --          132,657
                                 ------------    ------------    ------------    -----------    ------------    -------------
Total income..................      1,895,130       7,046,308      7,519,063      4,252,691       15,207,043       20,111,625
                                 ------------    ------------    ------------    -----------    ------------    -------------
EXPENSES:
Investment advisory fees (Note
  2)..........................        604,695         235,123        356,797        201,673          863,968        2,207,620
Custodian fees................         16,213          11,065         13,902         11,186           12,267          159,959
Accounting services (Note
  2)..........................         25,114          13,197         19,942         11,108           43,171          103,115
Professional fees.............          8,683           5,443          7,200          4,913           16,872           36,195
Printing and shareholder
  reports.....................            722              55            129             51            5,918           33,072
Registration fees (Note 1e)...         10,295              --             --             --               --           12,488
Transfer agent fees (Note
  2)..........................          2,337           2,815          2,230          1,974            2,570            2,664
Pricing services..............            249           4,566          1,004          2,934               --            4,513
Directors' fees and
  expenses....................          1,137             547            867            470            1,959            5,028
Other.........................          2,467           1,231          1,746          1,120            2,976            8,833
                                 ------------    ------------    ------------    -----------    ------------    -------------
Total expenses before
  reimbursement...............        671,912         274,042        403,817        235,429          949,701        2,573,487
Reimbursement of expenses
  (Note 2)....................             --              --             --             --               --               --
                                 ------------    ------------    ------------    -----------    ------------    -------------
Expenses after
  reimbursement...............        671,912         274,042        403,817        235,429          949,701        2,573,487
                                 ------------    ------------    ------------    -----------    ------------    -------------
Investment income -- net......      1,223,218       6,772,266      7,115,246      4,017,262       14,257,342       17,538,138
                                 ------------    ------------    ------------    -----------    ------------    -------------
REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS &
  FOREIGN CURRENCY
TRANSACTIONS -- NET (NOTES 1d,
  1f, 1g & 3):
Realized gain (loss) on
  investments -- net..........     42,131,891       1,641,234      1,713,600        641,166           11,613       53,065,852
Realized gain (loss) on
  foreign currency
  transactions -- net.........             --              --             --             --               --        1,756,789
Change in unrealized
  appreciation/depreciation on
  investments -- net..........     35,995,620      (4,092,450)    (1,685,866)       441,625          (57,657)      73,743,863
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net.........             --              --             --             --               --        1,088,994
                                 ------------    ------------    ------------    -----------    ------------    -------------
Total realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions -- net.........     78,127,511      (2,451,216)        27,734      1,082,791          (46,044)     129,655,498
                                 ------------    ------------    ------------    -----------    ------------    -------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................   $ 79,350,729    $  4,321,050    $ 7,142,980     $5,100,053     $ 14,211,298    $ 147,193,636
                                 ------------    ------------    ------------    -----------    ------------    -------------
                                 ------------    ------------    ------------    -----------    ------------    -------------
*Net of foreign withholding
  tax.........................   $     31,290              --             --             --               --    $     498,690
                                 ------------    ------------    ------------    -----------    ------------    -------------
                                 ------------    ------------    ------------    -----------    ------------    -------------


                                 NATURAL
                                RESOURCES
                                PORTFOLIO
------------------------------
INVESTMENT INCOME (NOTES 1c &
  1d):
Interest and discount
  earned*.....................  $  45,230
Dividends*....................    168,718
Other income..................         --
                                ----------
Total income..................    213,948
                                ----------
EXPENSES:
Investment advisory fees (Note
  2)..........................     26,837
Custodian fees................     11,466
Accounting services (Note
  2)..........................      2,562
Professional fees.............      2,621
Printing and shareholder
  reports.....................        676
Registration fees (Note 1e)...          5
Transfer agent fees (Note
  2)..........................      2,652
Pricing services..............      3,389
Directors' fees and
  expenses....................        117
Other.........................        422
                                ----------
Total expenses before
  reimbursement...............     50,747
Reimbursement of expenses
  (Note 2)....................     (9,444)
                                ----------
Expenses after
  reimbursement...............     41,303
                                ----------
Investment income -- net......    172,645
                                ----------
REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS &
  FOREIGN CURRENCY
TRANSACTIONS -- NET (NOTES 1d,
  1f, 1g & 3):
Realized gain (loss) on
  investments -- net..........   (646,237)
Realized gain (loss) on
  foreign currency
  transactions -- net.........     (2,102)
Change in unrealized
  appreciation/depreciation on
  investments -- net..........    220,806
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net.........        269
                                ----------
Total realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions -- net.........   (427,264)
                                ----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................  $(254,619)
                                ----------
                                ----------
*Net of foreign withholding
  tax.........................  $  18,122
                                ----------
                                ----------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                       BALANCED PORTFOLIO             CAPITAL STOCK PORTFOLIO
                                 ------------------------------    ------------------------------
                                  FOR THE SIX        FOR THE        FOR THE SIX        FOR THE
                                 MONTHS ENDED      YEAR ENDED      MONTHS ENDED      YEAR ENDED
INCREASE (DECREASE) IN NET         JUNE 30,       DECEMBER 31,       JUNE 30,       DECEMBER 31,
ASSETS:                              1998             1997             1998             1997
-------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income -- net......   $  1,505,990     $  3,524,793     $  2,086,046     $  4,262,769
Realized gain on investments
  and foreign currency
  transactions -- net.........      5,541,854        6,863,677       26,336,435       38,099,176
Change in unrealized
  appreciation/depreciation on
  investments -- net..........      4,925,350        5,814,120       20,180,536       21,484,742
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net.........             --               --          300,089          337,475
                                 -------------    -------------    -------------    -------------
Net increase in net assets
  resulting from operations...     11,973,194       16,202,590       48,903,106       64,184,162
                                 -------------    -------------    -------------    -------------
DIVIDENDS & DISTRIBUTIONS TO
  SHAREHOLDERS
(NOTE 1h):
Investment income -- net......     (3,524,792)      (1,769,755)      (6,269,261)      (2,802,893)
Realized gain on investments
  -- net......................     (6,923,679)     (10,156,193)     (36,415,502)     (14,170,818)
                                 -------------    -------------    -------------    -------------
Net decrease in net assets
  resulting from dividends and
  distributions to
  shareholders................    (10,448,471)     (11,925,948)     (42,684,763)     (16,973,711)
                                 -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS
  (NOTE 4):
Net increase (decrease) in net
  assets derived from capital
  share transactions..........     11,010,873        5,194,624       33,118,401       (1,104,085)
                                 -------------    -------------    -------------    -------------
NET ASSETS:
Total increase (decrease) in
  net assets..................     12,535,596        9,471,266       39,336,744       46,106,366
Beginning of period...........    108,324,018       98,852,752      335,802,435      289,696,069
                                 -------------    -------------    -------------    -------------
End of period*................   $120,859,614     $108,324,018     $375,139,179     $335,802,435
                                 -------------    -------------    -------------    -------------
                                 -------------    -------------    -------------    -------------
*Undistributed investment
  income -- net...............   $  1,505,989     $  3,524,791     $  2,080,753     $  6,263,968
                                 -------------    -------------    -------------    -------------
                                 -------------    -------------    -------------    -------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   GLOBAL STRATEGY PORTFOLIO           GROWTH STOCK PORTFOLIO             HIGH YIELD PORTFOLIO
                                 ------------------------------    ------------------------------    ------------------------------
                                  FOR THE SIX        FOR THE        FOR THE SIX        FOR THE        FOR THE SIX        FOR THE
                                 MONTHS ENDED      YEAR ENDED      MONTHS ENDED      YEAR ENDED      MONTHS ENDED      YEAR ENDED
                                   JUNE 30,       DECEMBER 31,       JUNE 30,       DECEMBER 31,       JUNE 30,       DECEMBER 31,
                                     1998             1997             1998             1997             1998             1997
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income -- net......   $  4,206,545     $  6,834,423     $  1,223,218     $  2,504,929     $  6,772,266     $ 12,923,272
Realized gain on investments
  and foreign currency
  transactions -- net.........          1,375       29,453,287       42,131,891       61,578,644        1,641,234        2,071,929
Change in unrealized
  appreciation/depreciation on
  investments -- net..........     21,713,544       (9,812,644)      35,995,620       17,653,072       (4,092,450)      (1,170,500)
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net.........        312,043          771,019               --               --               --               --
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net increase in net assets
  resulting from operations...     26,233,507       27,246,085       79,350,729       81,736,645        4,321,050       13,824,701
                                 -------------    -------------    -------------    -------------    -------------    -------------
DIVIDENDS & DISTRIBUTIONS TO
  SHAREHOLDERS
(NOTE 1h):
Investment income -- net......     (9,908,154)      (7,598,726)      (2,484,031)      (1,545,546)      (6,749,093)     (12,749,959)
Realized gain on investments
  -- net......................    (30,525,752)      (8,739,339)     (61,563,233)     (26,338,683)              --               --
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net decrease in net assets
  resulting from dividends and
  distributions to
  shareholders................    (40,433,906)     (16,338,065)     (64,047,264)     (27,884,229)      (6,749,093)     (12,749,959)
                                 -------------    -------------    -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS
  (NOTE 4):
Net increase (decrease) in net
  assets derived from capital
  share transactions..........     24,721,797        5,067,046       65,348,290       38,504,908       (4,624,015)      19,046,241
                                 -------------    -------------    -------------    -------------    -------------    -------------
NET ASSETS:
Total increase (decrease) in
  net assets..................     10,521,398       15,975,066       80,651,755       92,357,324       (7,052,058)      20,120,983
Beginning of period...........    248,504,650      232,529,584      333,023,029      240,665,705      143,764,378      123,643,395
                                 -------------    -------------    -------------    -------------    -------------    -------------
End of period*................   $259,026,048     $248,504,650     $413,674,784     $333,023,029     $136,712,320     $143,764,378
                                 -------------    -------------    -------------    -------------    -------------    -------------
                                 -------------    -------------    -------------    -------------    -------------    -------------
*Undistributed investment
  income -- net...............   $  3,675,585     $  9,377,194     $  1,221,281     $  2,482,094     $  1,177,561     $  1,154,388
                                 -------------    -------------    -------------    -------------    -------------    -------------
                                 -------------    -------------    -------------    -------------    -------------    -------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets  (Concluded)
--------------------------------------------------------------------------------

                           INTERMEDIATE GOVERNMENT         LONG TERM CORPORATE
                                BOND PORTFOLIO                BOND PORTFOLIO
                         ----------------------------  ----------------------------
                          FOR THE SIX      FOR THE      FOR THE SIX      FOR THE
                         MONTHS ENDED    YEAR ENDED    MONTHS ENDED    YEAR ENDED
INCREASE (DECREASE) IN     JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,
NET ASSETS:                  1998           1997           1998           1997
-----------------------------------------------------------------------------------
OPERATIONS:
Investment income --
  net................... $  7,115,246   $ 14,481,029   $  4,017,262   $  8,163,686
Realized gain (loss) on
  investments and
  foreign currency
  transactions -- net...    1,713,600      1,693,013        641,166        280,864
Change in unrealized
appreciation/depreciation
  on investments --
  net...................   (1,685,866)     1,323,117        441,625      1,666,005
Change in unrealized
appreciation/depreciation
  on foreign currency
  transactions -- net...           --             --             --             --
                         -------------  -------------  -------------  -------------
Net increase (decrease)
  in net assets
  resulting from
  operations............    7,142,980     17,497,159      5,100,053     10,110,555
                         -------------  -------------  -------------  -------------
DIVIDENDS &
  DISTRIBUTIONS TO
  SHAREHOLDERS
(NOTE 1h):
Investment income --
  net...................   (7,146,849)   (14,518,659)    (4,118,942)    (8,076,935)
Realized gain on
  investments -- net....           --             --             --             --
                         -------------  -------------  -------------  -------------
Net decrease in net
  assets resulting from
  dividends and
  distributions to
  shareholders..........   (7,146,849)   (14,518,659)    (4,118,942)    (8,076,935)
                         -------------  -------------  -------------  -------------
CAPITAL SHARE
  TRANSACTIONS (NOTE 4):
Net increase (decrease)
  in net assets derived
  from capital share
  transactions..........     (829,485)    (2,629,974)      (206,104)     4,724,500
                         -------------  -------------  -------------  -------------
NET ASSETS:
Total increase
  (decrease) in net
  assets................     (833,354)       348,526        775,007      6,758,120
Beginning of period.....  222,211,535    221,863,009    124,746,098    117,987,978
                         -------------  -------------  -------------  -------------
End of period*.......... $221,378,181   $222,211,535   $125,521,105   $124,746,098
                         -------------  -------------  -------------  -------------
                         -------------  -------------  -------------  -------------
*Undistributed
  investment income --
  net................... $  1,253,491   $  1,285,094   $    710,984   $    812,664
                         -------------  -------------  -------------  -------------
                         -------------  -------------  -------------  -------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                           NATURAL RESOURCES
                           MONEY RESERVE PORTFOLIO      MULTIPLE STRATEGY PORTFOLIO            PORTFOLIO
                         ----------------------------  ------------------------------  --------------------------
                          FOR THE SIX      FOR THE      FOR THE SIX       FOR THE      FOR THE SIX     FOR THE
                         MONTHS ENDED    YEAR ENDED     MONTHS ENDED     YEAR ENDED    MONTHS ENDED   YEAR ENDED
                           JUNE 30,     DECEMBER 31,      JUNE 30,      DECEMBER 31,     JUNE 30,    DECEMBER 31,
                             1998           1997            1998            1997           1998          1997
-----------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income --
  net................... $ 14,257,342   $ 28,827,719   $   17,538,138  $   34,097,217  $   172,645   $   346,206
Realized gain (loss) on
  investments and
  foreign currency
  transactions -- net...       11,613         25,403       54,822,641     144,713,797     (648,339)    1,502,159
Change in unrealized
appreciation/depreciation
  on investments --
  net...................      (57,657)        39,664       73,743,863      44,433,197      220,806    (3,952,460)
Change in unrealized
appreciation/depreciation
  on foreign currency
  transactions -- net...           --             --        1,088,994       1,635,298          269          (428)
                         -------------  -------------  --------------  --------------  ------------  ------------
Net increase (decrease)
  in net assets
  resulting from
  operations............   14,211,298     28,892,786      147,193,636     224,879,509     (254,619)   (2,104,523)
                         -------------  -------------  --------------  --------------  ------------  ------------
DIVIDENDS &
  DISTRIBUTIONS TO
  SHAREHOLDERS
(NOTE 1h):
Investment income --
  net...................  (14,257,342)   (28,827,719)     (40,282,464)    (20,339,088)    (392,712)     (188,225)
Realized gain on
  investments -- net....      (11,613)       (25,403)    (140,628,156)    (64,589,169)          --            --
                         -------------  -------------  --------------  --------------  ------------  ------------
Net decrease in net
  assets resulting from
  dividends and
  distributions to
  shareholders..........  (14,268,955)   (28,853,122)    (180,910,620)    (84,928,257)    (392,712)     (188,225)
                         -------------  -------------  --------------  --------------  ------------  ------------
CAPITAL SHARE
  TRANSACTIONS (NOTE 4):
Net increase (decrease)
  in net assets derived
  from capital share
  transactions..........   23,679,041    (32,011,967)     117,852,297     (21,605,127)  (1,953,011)   (5,384,753)
                         -------------  -------------  --------------  --------------  ------------  ------------
NET ASSETS:
Total increase
  (decrease) in net
  assets................   23,621,384    (31,972,303)      84,135,313     118,346,125   (2,600,342)   (7,677,501)
Beginning of period.....  525,717,361    557,689,664    1,329,531,004   1,211,184,879   17,351,939    25,029,440
                         -------------  -------------  --------------  --------------  ------------  ------------
End of period*.......... $549,338,745   $525,717,361   $1,413,666,317  $1,329,531,004  $14,751,597   $17,351,939
                         -------------  -------------  --------------  --------------  ------------  ------------
                         -------------  -------------  --------------  --------------  ------------  ------------
*Undistributed
  investment income --
  net...................           --             --   $   17,068,385  $   39,812,711  $   119,357   $   339,424
                         -------------  -------------  --------------  --------------  ------------  ------------
                         -------------  -------------  --------------  --------------  ------------  ------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights
--------------------------------------------------------------------------------

                                                      BALANCED PORTFOLIO
                                --------------------------------------------------------------
                                 FOR THE
                                   SIX
                                  MONTHS              FOR THE YEAR ENDED DECEMBER 31,
                                  ENDED      -------------------------------------------------
INCREASE (DECREASE) IN NET       JUNE 30,
ASSET VALUE:                       1998         1997         1996         1995         1994
----------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period......................  $  15.78     $    15.36   $    14.86   $    13.27   $    14.62
                                ----------   ----------   ----------   ----------   ----------
Investment income -- net......       .20            .51          .54          .60          .61
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........      1.39           1.76          .83         2.07        (1.21)
                                ----------   ----------   ----------   ----------   ----------
Total from investment
  operations..................      1.59           2.27         1.37         2.67         (.60)
                                ----------   ----------   ----------   ----------   ----------
LESS DIVIDENDS &
  DISTRIBUTIONS:
Investment income -- net......      (.51)          (.27)        (.57)        (.62)        (.53)
Realized gain on investments
  -- net......................     (1.03)         (1.58)        (.30)        (.46)        (.22)
                                ----------   ----------   ----------   ----------   ----------
Total dividends and
  distributions...............     (1.54)         (1.85)        (.87)       (1.08)        (.75)
                                ----------   ----------   ----------   ----------   ----------
Net asset value, end of
  period......................  $  15.83     $    15.78   $    15.36   $    14.86   $    13.27
                                ----------   ----------   ----------   ----------   ----------
                                ----------   ----------   ----------   ----------   ----------
TOTAL INVESTMENT RETURN:**
Based on net asset value per
  share.......................    11.00%++       16.93%        9.76%       21.59%       (4.28%)
                                ----------   ----------   ----------   ----------   ----------
                                ----------   ----------   ----------   ----------   ----------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of
  reimbursement...............      .38%*          .39%         .39%         .38%         .40%
                                ----------   ----------   ----------   ----------   ----------
                                ----------   ----------   ----------   ----------   ----------
Expenses......................      .38%*          .39%         .39%         .38%         .40%
                                ----------   ----------   ----------   ----------   ----------
                                ----------   ----------   ----------   ----------   ----------
Investment income -- net......     2.66%*         3.40%        3.63%        4.47%        4.28%
                                ----------   ----------   ----------   ----------   ----------
                                ----------   ----------   ----------   ----------   ----------
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..................  $120,860     $  108,324   $   98,853   $   97,181   $   75,893
                                ----------   ----------   ----------   ----------   ----------
                                ----------   ----------   ----------   ----------   ----------
Portfolio turnover............    54.94%        143.20%      234.79%       32.92%       46.94%
                                ----------   ----------   ----------   ----------   ----------
                                ----------   ----------   ----------   ----------   ----------

---------------

  *  Annualized.
 **  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding.
 ++  Aggregrate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                            CAPITAL STOCK PORTFOLIO                          GLOBAL STRATEGY PORTFOLIO
                               ------------------------------------------------- --------------------------------------------------
                                FOR THE                                           FOR THE
                                  SIX                                               SIX
                                MONTHS       FOR THE YEAR ENDED DECEMBER 31,      MONTHS        FOR THE YEAR ENDED DECEMBER 31,
                                 ENDED    --------------------------------------   ENDED     --------------------------------------
                               JUNE 30,                                          JUNE 30,
                                 1998+     1997+      1996      1995      1994     1998+      1997+     1996+      1995      1994
-----------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period...................... $  26.79   $  23.25  $  23.88  $  21.64  $  25.73 $  17.44    $  16.80  $  15.25  $  14.54  $  15.42
                               ---------  --------  --------  --------  -------- ---------   --------  --------  --------  --------
Investment income -- net......      .15        .33       .46       .41       .29      .26         .47       .47       .52       .47
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........     3.30       4.57      2.86      3.70     (1.50)     1.34       1.35      1.56       .94      (.71)
                               ---------  --------  --------  --------  -------- ---------   --------  --------  --------  --------
Total from investment
  operations..................     3.45       4.90      3.32      4.11     (1.21)     1.60       1.82      2.03      1.46      (.24)
                               ---------  --------  --------  --------  -------- ---------   --------  --------  --------  --------
LESS DIVIDENDS &
  DISTRIBUTIONS:
Investment income -- net......     (.50)      (.22)     (.47)     (.34)     (.28)     (.70)      (.55)     (.39)     (.55)     (.41)
Realized gain on investments
  -- net......................    (2.91)     (1.14)    (3.48)    (1.53)    (2.60)    (2.14)      (.63)     (.09)     (.20)     (.23)
                               ---------  --------  --------  --------  -------- ---------   --------  --------  --------  --------
Total dividends and
  distributions...............    (3.41)     (1.36)    (3.95)    (1.87)    (2.88)    (2.84)     (1.18)     (.48)     (.75)     (.64)
                               ---------  --------  --------  --------  -------- ---------   --------  --------  --------  --------
Net asset value, end of
  period...................... $  26.83   $  26.79  $  23.25  $  23.88  $  21.64 $  16.20    $  17.44  $  16.80  $  15.25  $  14.54
                               ---------  --------  --------  --------  -------- ---------   --------  --------  --------  --------
                               ---------  --------  --------  --------  -------- ---------   --------  --------  --------  --------
TOTAL INVESTMENT RETURN:**
Based on net asset value per
  share.......................   14.70%++   22.47%    16.54%    20.73%    (5.12%)   10.86%++   11.72%    13.78%    10.44%    (1.62%)
                               ---------  --------  --------  --------  -------- ---------   --------  --------  --------  --------
                               ---------  --------  --------  --------  -------- ---------   --------  --------  --------  --------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of
  reimbursement...............     .38%*      .41%      .40%      .41%      .39%     .43%*       .45%      .42%      .44%      .48%
                               ---------  --------  --------  --------  -------- ---------   --------  --------  --------  --------
                               ---------  --------  --------  --------  -------- ---------   --------  --------  --------  --------
Expenses......................     .38%*      .41%      .40%      .41%      .39%     .43%*       .45%      .42%      .44%      .48%
                               ---------  --------  --------  --------  -------- ---------   --------  --------  --------  --------
                               ---------  --------  --------  --------  -------- ---------   --------  --------  --------  --------
Investment income -- net......    1.18%*     1.38%     2.11%     1.98%     1.32%    3.32%*      2.69%     3.02%     3.59%     3.22%
                               ---------  --------  --------  --------  -------- ---------   --------  --------  --------  --------
                               ---------  --------  --------  --------  -------- ---------   --------  --------  --------  --------
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands).................. $375,139   $335,802  $289,696  $252,957  $206,647 $259,026    $248,505  $232,530  $212,683  $223,493
                               ---------  --------  --------  --------  -------- ---------   --------  --------  --------  --------
                               ---------  --------  --------  --------  -------- ---------   --------  --------  --------  --------
Portfolio turnover............   55.13%     90.19%    74.30%   130.54%    71.19%   49.78%     108.04%   160.89%    26.81%    27.31%
                               ---------  --------  --------  --------  -------- ---------   --------  --------  --------  --------
                               ---------  --------  --------  --------  -------- ---------   --------  --------  --------  --------

  *  Annualized.
 **  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding.
 ++  Aggregrate total investment return.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights  (Continued)
--------------------------------------------------------------------------------

                                              GROWTH STOCK PORTFOLIO
                                ---------------------------------------------------
                                 FOR THE
                                   SIX
                                  MONTHS        FOR THE YEAR ENDED DECEMBER 31,
                                  ENDED      --------------------------------------
INCREASE (DECREASE) IN NET       JUNE 30,
ASSET VALUE:                       1998        1997      1996      1995      1994
-----------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period......................  $   32.82    $  27.79  $  24.06  $  19.20  $  24.65
                                ----------   --------  --------  --------  --------
Investment income -- net......        .10         .24       .32       .15       .31
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........       6.25        8.01      4.24      6.13     (1.81)
                                ----------   --------  --------  --------  --------
Total from investment
  operations..................       6.35        8.25      4.56      6.28     (1.50)
                                ----------   --------  --------  --------  --------
LESS DIVIDENDS &
  DISTRIBUTIONS:
Investment income -- net......       (.24)       (.18)     (.24)     (.23)     (.30)
Realized gain on investments
  -- net......................      (6.07)      (3.04)     (.59)    (1.19)    (3.65)
                                ----------   --------  --------  --------  --------
Total dividends and
  distributions...............      (6.31)      (3.22)     (.83)    (1.42)    (3.95)
                                ----------   --------  --------  --------  --------
Net asset value, end of
  period......................  $   32.86    $  32.82  $  27.79  $  24.06  $  19.20
                                ----------   --------  --------  --------  --------
                                ----------   --------  --------  --------  --------
TOTAL INVESTMENT RETURN:**
Based on net asset value per
  share.......................     23.72%++    33.75%    19.57%    35.35%    (6.93%)
                                ----------   --------  --------  --------  --------
                                ----------   --------  --------  --------  --------
RATIOS TO AVERAGE NET ASSETS:
Expenses......................       .36%*       .37%      .38%      .38%      .40%
                                ----------   --------  --------  --------  --------
                                ----------   --------  --------  --------  --------
Investment income -- net......       .66%*       .86%     1.25%      .82%     1.53%
                                ----------   --------  --------  --------  --------
                                ----------   --------  --------  --------  --------
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..................  $ 413,675    $333,023  $240,666  $184,152  $101,702
                                ----------   --------  --------  --------  --------
                                ----------   --------  --------  --------  --------
Portfolio turnover............     43.65%      84.90%    78.04%    87.66%   102.96%
                                ----------   --------  --------  --------  --------
                                ----------   --------  --------  --------  --------

---------------

  *  Annualized.
 **  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding.
 ++  Aggregrate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                               HIGH YIELD PORTFOLIO
                                ---------------------------------------------------
                                 FOR THE
                                   SIX
                                  MONTHS        FOR THE YEAR ENDED DECEMBER 31,
                                  ENDED      --------------------------------------
                                 JUNE 30,
                                  1998+       1997+     1996+      1995      1994
-----------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period......................  $    9.19    $   9.15  $   8.99  $   8.53  $   9.68
                                ----------   --------  --------  --------  --------
Investment income -- net......        .43         .90       .89       .93      1.00
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........       (.16)        .04       .16       .46     (1.17)
                                ----------   --------  --------  --------  --------
Total from investment
  operations..................        .27         .94      1.05      1.39      (.17)
                                ----------   --------  --------  --------  --------
LESS DIVIDENDS &
  DISTRIBUTIONS:
Investment income -- net......       (.43)       (.90)     (.89)     (.93)     (.98)
Realized gain on investments
  -- net......................         --          --        --        --        --
                                ----------   --------  --------  --------  --------
Total dividends and
  distributions...............       (.43)       (.90)     (.89)     (.93)     (.98)
                                ----------   --------  --------  --------  --------
Net asset value, end of
  period......................  $    9.03    $   9.19  $   9.15  $   8.99  $   8.53
                                ----------   --------  --------  --------  --------
                                ----------   --------  --------  --------  --------
TOTAL INVESTMENT RETURN:**
Based on net asset value per
  share.......................      2.92%++    10.74%    12.32%    17.12%    (1.88%)
                                ----------   --------  --------  --------  --------
                                ----------   --------  --------  --------  --------
RATIOS TO AVERAGE NET ASSETS:
Expenses......................       .38%*       .39%      .39%      .38%      .41%
                                ----------   --------  --------  --------  --------
                                ----------   --------  --------  --------  --------
Investment income -- net......      9.47%*      9.67%     9.77%    10.25%    10.88%
                                ----------   --------  --------  --------  --------
                                ----------   --------  --------  --------  --------
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..................  $ 136,712    $143,764  $123,643  $107,378  $ 82,421
                                ----------   --------  --------  --------  --------
                                ----------   --------  --------  --------  --------
Portfolio turnover............     20.37%      60.94%    50.48%    63.39%    63.43%
                                ----------   --------  --------  --------  --------
                                ----------   --------  --------  --------  --------

  *  Annualized.
 **  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding.
 ++  Aggregrate total investment return.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights  (Continued)
--------------------------------------------------------------------------------

                                      INTERMEDIATE GOVERNMENT BOND PORTFOLIO
                                ---------------------------------------------------
                                 FOR THE
                                   SIX
                                  MONTHS        FOR THE YEAR ENDED DECEMBER 31,
                                  ENDED      --------------------------------------
INCREASE (DECREASE) IN NET       JUNE 30,
ASSET VALUE:                      1998+       1997+     1996+     1995+     1994+
-----------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period......................  $   11.08    $  10.93  $  11.41  $  10.32  $  12.02
                                ----------   --------  --------  --------  --------
Investment income -- net......        .36         .73       .76       .78       .75
Realized and unrealized gain
  (loss) on
  investments and foreign
  currency
  transactions -- net.........         --++       .15      (.49)     1.10     (1.30)
                                ----------   --------  --------  --------  --------
Total from investment
  operations..................        .36         .88       .27      1.88      (.55)
                                ----------   --------  --------  --------  --------
LESS DIVIDENDS &
  DISTRIBUTIONS:
Investment income -- net......       (.36)       (.73)     (.75)     (.79)     (.75)
Realized gain on investments
  -- net......................         --          --        --        --      (.39)
In excess of realized gain
  on investments -- net.......         --          --        --        --      (.01)
                                ----------   --------  --------  --------  --------
Total dividends and
  distributions...............       (.36)       (.73)     (.75)     (.79)    (1.15)
                                ----------   --------  --------  --------  --------
Net asset value, end of
  period......................  $   11.08    $  11.08  $  10.93  $  11.41  $  10.32
                                ----------   --------  --------  --------  --------
                                ----------   --------  --------  --------  --------
TOTAL INVESTMENT RETURN:**
Based on net asset value per
  share.......................      3.29%++     8.42%     2.61%    18.87%    (4.78%)
                                ----------   --------  --------  --------  --------
                                ----------   --------  --------  --------  --------
RATIOS TO AVERAGE NET ASSETS:
Expenses......................       .38%*       .37%      .38%      .38%      .37%
                                ----------   --------  --------  --------  --------
                                ----------   --------  --------  --------  --------
Investment income -- net......      6.61%*      6.74%     6.85%     7.22%     6.89%
                                ----------   --------  --------  --------  --------
                                ----------   --------  --------  --------  --------
Investment income--net, and
  realized gain
  (loss) on investments --
  net.........................         --          --        --        --        --
                                ----------   --------  --------  --------  --------
                                ----------   --------  --------  --------  --------
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..................  $ 221,378    $222,212  $221,863  $239,340  $218,611
                                ----------   --------  --------  --------  --------
                                ----------   --------  --------  --------  --------
Portfolio turnover............     41.95%      41.23%    29.35%    57.38%   140.55%
                                ----------   --------  --------  --------  --------
                                ----------   --------  --------  --------  --------

---------------

  *  Annualized.
 **  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding.
 ++  Amount is less than $.01 per share.
 ++  Aggregrate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                      LONG TERM CORPORATE BOND PORTFOLIO                      MONEY RESERVE PORTFOLIO
                               ------------------------------------------------- --------------------------------------------------
                                FOR THE                                           FOR THE
                                  SIX                                               SIX
                                MONTHS       FOR THE YEAR ENDED DECEMBER 31,      MONTHS        FOR THE YEAR ENDED DECEMBER 31,
                                 ENDED    --------------------------------------   ENDED     --------------------------------------
                               JUNE 30,                                          JUNE 30,
                                 1998+     1997+     1996+     1995+     1994+     1998        1997      1996      1995      1994
-----------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period...................... $  11.72   $  11.53  $  12.02  $  10.72  $  12.59 $   1.00    $   1.00  $   1.00  $   1.00  $   1.00
                               ---------  --------  --------  --------  -------- ---------   --------  --------  --------  --------
Investment income -- net......      .38        .79       .80       .83       .81      .03         .05       .05       .06       .04
Realized and unrealized gain
  (loss) on
  investments and foreign
  currency
  transactions -- net.........      .10        .18      (.50)     1.30     (1.42)       --         --        --        --        --
                               ---------  --------  --------  --------  -------- ---------   --------  --------  --------  --------
Total from investment
  operations..................      .48        .97       .30      2.13      (.61)      .03        .05       .05       .06       .04
                               ---------  --------  --------  --------  -------- ---------   --------  --------  --------  --------
LESS DIVIDENDS &
  DISTRIBUTIONS:
Investment income -- net......     (.39)      (.78)     (.79)     (.83)     (.82)     (.03)      (.05)     (.05)     (.06)     (.04)
Realized gain on investments
  -- net......................       --         --        --        --      (.44)       --++       --++       --++       --       --
In excess of realized gain
  on investments -- net.......       --         --        --        --        --       --          --        --        --        --
                               ---------  --------  --------  --------  -------- ---------   --------  --------  --------  --------
Total dividends and
  distributions...............     (.39)      (.78)     (.79)     (.83)    (1.26)     (.03)      (.05)     (.05)     (.06)     (.04)
                               ---------  --------  --------  --------  -------- ---------   --------  --------  --------  --------
Net asset value, end of
  period...................... $  11.81   $  11.72  $  11.53  $  12.02  $  10.72 $   1.00    $   1.00  $   1.00  $   1.00  $   1.00
                               ---------  --------  --------  --------  -------- ---------   --------  --------  --------  --------
                               ---------  --------  --------  --------  -------- ---------   --------  --------  --------  --------
TOTAL INVESTMENT RETURN:**
Based on net asset value per
  share.......................    4.15%++    8.80%     2.77%    20.66%    (5.13%)    5.36%*     5.43%     5.33%     5.81%     4.04%
                               ---------  --------  --------  --------  -------- ---------   --------  --------  --------  --------
                               ---------  --------  --------  --------  -------- ---------   --------  --------  --------  --------
RATIOS TO AVERAGE NET ASSETS:
Expenses......................     .38%*      .38%      .39%      .40%      .39%     .36%*       .36%      .36%      .35%      .36%
                               ---------  --------  --------  --------  -------- ---------   --------  --------  --------  --------
                               ---------  --------  --------  --------  -------- ---------   --------  --------  --------  --------
Investment income -- net......    6.47%*     6.87%     6.90%     7.32%     7.16%       --          --        --        --        --
                               ---------  --------  --------  --------  -------- ---------   --------  --------  --------  --------
                               ---------  --------  --------  --------  -------- ---------   --------  --------  --------  --------
Investment income--net, and
  realized gain
  (loss) on investments --
  net.........................       --         --        --        --        --    5.36%*      5.30%     5.16%     5.67%     4.00%
                               ---------  --------  --------  --------  -------- ---------   --------  --------  --------  --------
                               ---------  --------  --------  --------  -------- ---------   --------  --------  --------  --------
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands).................. $125,521   $124,746  $117,988  $125,033  $111,878 $549,339    $525,717  $557,690  $568,439  $583,992
                               ---------  --------  --------  --------  -------- ---------   --------  --------  --------  --------
                               ---------  --------  --------  --------  -------- ---------   --------  --------  --------  --------
Portfolio turnover............   62.89%    107.02%    92.45%   110.49%   134.53%       --          --        --        --        --
                               ---------  --------  --------  --------  -------- ---------   --------  --------  --------  --------
                               ---------  --------  --------  --------  -------- ---------   --------  --------  --------  --------

  *  Annualized.
 **  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding.
 ++  Amount is less than $.01 per share.
 ++  Aggregrate total investment return.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights  (Concluded)
--------------------------------------------------------------------------------

                                                 MULTIPLE STRATEGY PORTFOLIO
                                -------------------------------------------------------------
                                FOR THE SIX           FOR THE YEAR ENDED DECEMBER 31,
                                MONTHS ENDED   ----------------------------------------------
INCREASE (DECREASE) IN NET        JUNE 30,
ASSET VALUE:                       1998+         1997+       1996+       1995+       1994+
---------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period......................  $     18.97    $    17.13  $    17.24  $    16.22  $    19.84
                                ------------   ----------  ----------  ----------  ----------
Investment income -- net......          .23           .47         .53         .56         .50
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........         1.63          2.57        1.63        2.03       (1.39)
                                ------------   ----------  ----------  ----------  ----------
Total from investment
  operations..................         1.86          3.04        2.16        2.59        (.89)
                                ------------   ----------  ----------  ----------  ----------
LESS DIVIDENDS &
  DISTRIBUTIONS:
Investment income -- net......         (.57)         (.29)       (.60)       (.48)       (.57)
Realized gain on investments
  -- net......................        (2.01)         (.91)      (1.67)      (1.09)      (2.16)
                                ------------   ----------  ----------  ----------  ----------
Total dividends and
  distributions...............        (2.58)        (1.20)      (2.27)      (1.57)      (2.73)
                                ------------   ----------  ----------  ----------  ----------
Net asset value, end of
  period......................  $     18.25    $    18.97  $    17.13  $    17.24  $    16.22
                                ------------   ----------  ----------  ----------  ----------
                                ------------   ----------  ----------  ----------  ----------
TOTAL INVESTMENT RETURN:**
Based on net asset value per
  share.......................       11.32%++      19.17%      14.32%      17.55%      (5.05%)
                                ------------   ----------  ----------  ----------  ----------
                                ------------   ----------  ----------  ----------  ----------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of
  reimbursement...............         .38%*         .39%        .39%        .38%        .38%
                                ------------   ----------  ----------  ----------  ----------
                                ------------   ----------  ----------  ----------  ----------
Expenses......................         .38%*         .39%        .39%        .38%        .38%
                                ------------   ----------  ----------  ----------  ----------
                                ------------   ----------  ----------  ----------  ----------
Investment income -- net......        2.58%*        2.65%       3.26%       3.44%       2.97%
                                ------------   ----------  ----------  ----------  ----------
                                ------------   ----------  ----------  ----------  ----------
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..................  $ 1,413,666    $1,329,531  $1,211,185  $1,169,357  $1,082,083
                                ------------   ----------  ----------  ----------  ----------
                                ------------   ----------  ----------  ----------  ----------
Portfolio turnover............       50.02%       108.41%     143.82%     140.83%      68.12%
                                ------------   ----------  ----------  ----------  ----------
                                ------------   ----------  ----------  ----------  ----------

---------------

  *  Annualized.
 **  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding.
 ++  Aggregrate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             NATURAL RESOURCES PORTFOLIO
                                -----------------------------------------------------
                                FOR THE SIX       FOR THE YEAR ENDED DECEMBER 31,
                                MONTHS ENDED   --------------------------------------
                                  JUNE 30,
                                   1998+        1997+     1996+     1995+     1994+
-------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period......................  $      8.12    $   9.19  $   8.17  $   7.43  $   7.53
                                ------------   --------  --------  --------  --------
Investment income -- net......          .08         .14       .16       .17       .17
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........         (.28)      (1.14)     1.03       .73      (.10)
                                ------------   --------  --------  --------  --------
Total from investment
  operations..................         (.20)      (1.00)     1.19       .90       .07
                                ------------   --------  --------  --------  --------
LESS DIVIDENDS &
  DISTRIBUTIONS:
Investment income -- net......         (.18)       (.07)     (.17)     (.16)     (.17)
Realized gain on investments
  -- net......................           --          --        --        --        --
                                ------------   --------  --------  --------  --------
Total dividends and
  distributions...............         (.18)       (.07)     (.17)     (.16)     (.17)
                                ------------   --------  --------  --------  --------
Net asset value, end of
  period......................  $      7.74    $   8.12  $   9.19  $   8.17  $   7.43
                                ------------   --------  --------  --------  --------
                                ------------   --------  --------  --------  --------
TOTAL INVESTMENT RETURN:**
Based on net asset value per
  share.......................       (2.48%)++  (10.97%)   14.72%    12.22%      .88%
                                ------------   --------  --------  --------  --------
                                ------------   --------  --------  --------  --------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of
  reimbursement...............         .50%*       .50%      .50%      .47%      .50%
                                ------------   --------  --------  --------  --------
                                ------------   --------  --------  --------  --------
Expenses......................         .61%*       .59%      .57%      .47%      .59%
                                ------------   --------  --------  --------  --------
                                ------------   --------  --------  --------  --------
Investment income -- net......        2.09%*      1.65%     1.79%     1.99%     2.23%
                                ------------   --------  --------  --------  --------
                                ------------   --------  --------  --------  --------
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..................  $    14,752    $ 17,352  $ 25,029  $ 21,035  $ 21,455
                                ------------   --------  --------  --------  --------
                                ------------   --------  --------  --------  --------
Portfolio turnover............       13.38%      24.10%    31.29%    38.50%    48.16%
                                ------------   --------  --------  --------  --------
                                ------------   --------  --------  --------  --------

  *  Annualized.
 **  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding.
 ++  Aggregrate total investment return.

                 (This page has been left blank intentionally.)

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, with the exceptions of Global Strategy Portfolio and Natural Resources Portfolio, which are classified as non-diversified. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers its shares to Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")) and Monarch Life Insurance Company ("Monarch") (an insurance company not affiliated with ML & Co.) separate accounts to fund benefits under certain variable life insurance contracts. The following is a summary of significant accounting policies followed by the Fund.

(a) VALUATION OF INVESTMENTS -- Money Reserve and Multiple Strategy Portfolios:
Investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

Balanced, Capital Stock, Global Strategy, Growth Stock, High Yield, Intermediate Government Bond, Long Term Corporate Bond, Multiple Strategy and Natural Resources Portfolios: Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the closing bid price. Securities other than money market securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Futures contracts are valued at settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) REPURCHASE AGREEMENTS -- The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(c) INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------
dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) PREPAID REGISTRATION FEES -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) DERIVATIVE FINANCIAL INSTRUMENTS -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- FOREIGN CURRENCY OPTIONS AND FUTURES -- Certain Portfolios may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

- FORWARD FOREIGN EXCHANGE CONTRACTS -- Capital Stock, Global Strategy, Multiple Strategy and Natural Resources Portfolios are authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Portfolio's records. However, the effect on operations is recorded from the date the Portfolio enters into such contracts. Premium or discount is amortized over the life of the contracts.

- OPTIONS -- Certain Portfolios are authorized to write and purchase call and put options. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

- FINANCIAL FUTURES CONTRACTS -- Multiple Strategy and Natural Resources Portfolios may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(g) FOREIGN CURRENCY TRANSACTIONS -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------
dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(h) DIVIDENDS AND DISTRIBUTIONS -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. MLAM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate average daily value of the ten combined Portfolios' net assets at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding $250 million, 0.45% of the next $50 million, 0.40% of the next $100 million, 0.35% of the next $400 million, and 0.30% of average daily net assets in excess of $800 million.

MLAM, Merrill Lynch Life Agency, Inc. and Monarch entered into an agreement which provided that Monarch will reimburse the Fund's expenses with respect to each Portfolio, to the extent that these expenses exceed 0.50% of the Portfolio's average daily net assets.

For the six months ended June 30, 1998, the Natural Resources Portfolio was reimbursed in the amount of $9,444.

Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., earned commissions on the execution of portfolio security transactions aggregating $3,465 in the Balanced Portfolio, $34,953 in the Capital Stock Portfolio, $25,075 in the Global Strategy Portfolio, $7,056 in the Growth Stock Portfolio, $1,250 in the High Yield Portfolio, $98,029 in the Multiple Strategy Portfolio, and $522 in the Natural Resources Portfolio.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the six months ended June 30, 1998, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, was paid by Balanced Portfolio $257; Global Strategy $59; High Yield Portfolio $2,202; Intermediate Government Portfolio $1,029; Long Term Corporate Bond Portfolio $2,931; and Multiple Strategy Portfolio $86 for security price quotations to compute the net asset value of the Portfolios.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, MLFDS, PSI, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1998 were as follows:

                                                                                   INTERMEDIATE  LONG TERM
                                  CAPITAL       GLOBAL                             GOVERNMENT   CORPORATE    MULTIPLE    NATURAL
                     BALANCED      STOCK       STRATEGY   GROWTH STOCK HIGH YIELD     BOND        BOND       STRATEGY   RESOURCES
                     PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
Total Purchases.... $56,381,127 $192,364,013 $131,682,583 $172,063,786 $31,384,239 $92,227,095 $75,815,572 $653,359,962 $2,176,160
                    ----------- ------------ ------------ ------------ ----------- ----------- ----------- ------------ ----------
                    ----------- ------------ ------------ ------------ ----------- ----------- ----------- ------------ ----------
Total Sales........ $60,521,044 $203,096,463 $121,304,632 $159,251,529 $27,077,695 $90,236,555 $76,659,904 $656,871,054 $5,023,669
                    ----------- ------------ ------------ ------------ ----------- ----------- ----------- ------------ ----------
                    ----------- ------------ ------------ ------------ ----------- ----------- ----------- ------------ ----------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

As of June 30, 1998, unrealized appreciation/depreciation for Federal income tax purposes were as follows:
                                                     CAPITAL        GLOBAL        GROWTH         HIGH
                                       BALANCED       STOCK        STRATEGY       STOCK         YIELD
                                      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------
Appreciated securities.............  $ 17,356,895  $ 83,490,281  $ 41,038,675  $ 96,142,479  $  5,414,913
Depreciated securities.............      (868,833)   (7,493,636)   (6,693,954)   (6,635,808)   (9,632,865)
                                     ------------  ------------  ------------  ------------  ------------
Net unrealized appreciation
  (depreciation)...................  $ 16,488,062  $ 75,996,645  $ 34,344,721  $ 89,506,671  $ (4,217,952)
                                     ------------  ------------  ------------  ------------  ------------
                                     ------------  ------------  ------------  ------------  ------------
Cost for Federal income tax
  purposes.........................  $103,647,643  $299,287,606  $224,030,748  $331,997,919  $138,419,223
                                     ------------  ------------  ------------  ------------  ------------
                                     ------------  ------------  ------------  ------------  ------------
Net realized gains (losses) for the six months ended June 30, 1998 and net unrealized gains (losses)
as of June 30, 1998 were as follows:

                                                                                      GLOBAL STRATEGY
                                  BALANCED PORTFOLIO     CAPITAL STOCK PORTFOLIO         PORTFOLIO
                                -----------------------  ------------------------  ----------------------
                                                          REALIZED    UNREALIZED   REALIZED   UNREALIZED
                                 REALIZED   UNREALIZED      GAINS        GAINS       GAINS       GAINS
                                  GAINS        GAINS      (LOSSES)     (LOSSES)    (LOSSES)    (LOSSES)
---------------------------------------------------------------------------------------------------------
Long-term securities..........  $5,541,846  $16,488,062  $26,083,826  $75,996,645  $(221,238) $34,344,721
Short-term securities.........           8           --           --           --         --           --
Forward foreign exchange
  contracts...................          --           --      265,795      309,165    741,367      265,412
Foreign currency
  transactions................          --           --      (13,186)      (6,655)  (518,754)     (17,396)
                                ----------  -----------  -----------  -----------  ---------  -----------
Total.........................  $5,541,854  $16,488,062  $26,336,435  $76,299,155  $   1,375  $34,592,737
                                ----------  -----------  -----------  -----------  ---------  -----------
                                ----------  -----------  -----------  -----------  ---------  -----------
4. CAPITAL SHARE TRANSACTIONS:
Transactions in capital shares were as follows:

                                 GROWTH STOCK PORTFOLIO    HIGH YIELD PORTFOLIO
                                ------------------------  -----------------------
                                 REALIZED    UNREALIZED    REALIZED   UNREALIZED
                                   GAINS        GAINS       GAINS       LOSSES
------------------------------
Long-term securities..........  $42,131,832  $89,506,671  $1,641,234  $(4,217,952)
Short-term securities.........           59           --          --           --
Forward foreign exchange
  contracts...................           --           --          --           --
Foreign currency
  transactions................           --           --          --           --
                                -----------  -----------  ----------  -----------
Total.........................  $42,131,891  $89,506,671  $1,641,234  $(4,217,952)
                                -----------  -----------  ----------  -----------
                                -----------  -----------  ----------  -----------
4. CAPITAL SHARE TRANSACTIONS:
Transactions in capital shares

                                                                                  GLOBAL STRATEGY
                             BALANCED PORTFOLIO     CAPITAL STOCK PORTFOLIO          PORTFOLIO           GROWTH STOCK PORTFOLIO
                          ------------------------  ------------------------  ------------------------  ------------------------
FOR THE SIX MONTHS ENDED                 DOLLAR                    DOLLAR                    DOLLAR                    DOLLAR
JUNE 30, 1998               SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Shares sold.............     884,800  $ 12,909,453     554,766  $ 13,973,159     611,067  $  9,598,360   1,044,624  $ 30,998,375
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions.........     246,662     3,524,791   1,821,223    42,684,762   2,756,230    40,433,906   2,391,608    64,047,263
                          ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Total issued............   1,131,462    16,434,244   2,375,989    56,657,921   3,367,297    50,032,266   3,436,232    95,045,638
Shares redeemed.........    (362,274)   (5,423,371)   (925,942)  (23,539,520) (1,625,656)  (25,310,469)   (993,852)  (29,697,348)
                          ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Net increase
  (decrease)............     769,188  $ 11,010,873   1,450,047  $ 33,118,401   1,741,641  $ 24,721,797   2,442,380  $ 65,348,290
                          ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
                          ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------

                                                                                  GLOBAL STRATEGY
                             BALANCED PORTFOLIO     CAPITAL STOCK PORTFOLIO          PORTFOLIO           GROWTH STOCK PORTFOLIO
                          ------------------------  ------------------------  ------------------------  ------------------------
FOR THE YEAR ENDED                       DOLLAR                    DOLLAR                    DOLLAR                    DOLLAR
DECEMBER 31, 1997           SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Shares sold.............     568,078  $  8,310,784   1,321,032  $ 33,221,813   1,636,636  $ 28,134,560   2,701,024  $ 78,345,898
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions.........     889,333    11,925,948     782,920    16,973,711   1,054,749    16,338,065   1,147,972    27,884,229
                          ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Total issued............   1,457,411    20,236,732   2,103,952    50,195,524   2,691,385    44,472,625   3,848,996   106,230,127
Shares redeemed.........  (1,028,393)  (15,042,108) (2,028,833)  (51,299,609) (2,283,300)  (39,405,579) (2,362,876)  (67,725,219)
                          ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Net increase
  (decrease)............     429,018  $  5,194,624      75,119  $ (1,104,085)    408,085  $  5,067,046   1,486,120  $ 38,504,908
                          ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
                          ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

                                     INTERMEDIATE   LONG TERM
                                      GOVERNMENT    CORPORATE       MONEY         MULTIPLE       NATURAL
                                         BOND          BOND        RESERVE        STRATEGY      RESOURCES
                                      PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------------------------
Appreciated securities.............  $  4,098,198  $  3,817,982  $     36,884  $  248,296,078  $ 2,145,400
Depreciated securities.............    (1,531,114)     (784,268)      (85,009)    (23,692,965)  (3,796,948)
                                     ------------  ------------  ------------  --------------  -----------
Net unrealized appreciation
  (depreciation)...................  $  2,567,084  $  3,033,714  $    (48,125) $  224,603,113  $(1,651,548)
                                     ------------  ------------  ------------  --------------  -----------
                                     ------------  ------------  ------------  --------------  -----------
Cost for Federal income tax
  purposes.........................  $215,080,689  $118,560,423  $547,431,478  $1,181,367,068  $16,461,475
                                     ------------  ------------  ------------  --------------  -----------
                                     ------------  ------------  ------------  --------------  -----------
Net realized gains (losses) for the six months ended June 30, 1998 and net unrealized gains (losses)
as of June 30, 1998 were as follows:

                                INTERMEDIATE GOVERNMENT  LONG TERM CORPORATE     MONEY RESERVE         MULTIPLE STRATEGY
                                    BOND PORTFOLIO          BOND PORTFOLIO         PORTFOLIO               PORTFOLIO
                                -----------------------  --------------------  ------------------  -------------------------
                                                                                                    REALIZED
                                 REALIZED   UNREALIZED   REALIZED  UNREALIZED  REALIZED UNREALIZED    GAINS      UNREALIZED
                                  GAINS        GAINS      GAINS      GAINS      GAINS    LOSSES     (LOSSES)       GAINS
----------------------------------------------------------------------------------------------------------------------------
Long-term securities..........  $1,713,590  $2,567,084   $641,166  $3,033,714      --         --   $53,065,852  $224,603,113
Short-term securities.........          10          --         --         --   $11,613  $(48,125 )          --            --
Forward foreign exchange
  contracts...................          --          --         --         --       --         --     1,981,580       988,329
Foreign currency
  transactions................          --          --         --         --       --         --      (224,791)       29,748
                                ----------  -----------  --------  ----------  -------  ---------  -----------  ------------
Total.........................  $1,713,600  $2,567,084   $641,166  $3,033,714  $11,613  $(48,125 ) $54,822,641  $225,621,190
                                ----------  -----------  --------  ----------  -------  ---------  -----------  ------------
                                ----------  -----------  --------  ----------  -------  ---------  -----------  ------------
4. CAPITAL SHARE TRANSACTIONS:
Transactions in capital shares were as follows:

                                NATURAL RESOURCES PORTFOLIO
                                ---------------------------
                                 REALIZED       UNREALIZED
                                  LOSSES          LOSSES
------------------------------
Long-term securities..........  $ (646,237)    $ (1,651,548)
Short-term securities.........          --               --
Forward foreign exchange
  contracts...................          --               --
Foreign currency
  transactions................      (2,102)             (81)
                                ----------     ------------
Total.........................  $ (648,339)    $ (1,651,629)
                                ----------     ------------
                                ----------     ------------
4. CAPITAL SHARE TRANSACTIONS:
Transactions in capital shares

                                                          INTERMEDIATE
                                                        GOVERNMENT BOND       LONG TERM CORPORATE BOND
                            HIGH YIELD PORTFOLIO           PORTFOLIO                 PORTFOLIO
                          ------------------------  ------------------------  ------------------------
                                         DOLLAR                    DOLLAR                    DOLLAR
                            SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold.............   2,651,628  $ 24,408,064     719,178  $  7,967,851     526,625  $  6,172,399
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions.........     735,979     6,749,093     647,521     7,146,844     352,762     4,118,942
                          ----------  ------------  ----------  ------------  ----------  ------------
Total issued............   3,387,607    31,157,157   1,366,699    15,114,695     879,387    10,291,341
Shares redeemed.........  (3,892,751)  (35,781,172) (1,439,145)  (15,944,180)   (897,227)  (10,497,445)
                          ----------  ------------  ----------  ------------  ----------  ------------
Net increase
  (decrease)............    (505,144) $ (4,624,015)    (72,446) $   (829,485)    (17,840) $   (206,104)
                          ----------  ------------  ----------  ------------  ----------  ------------
                          ----------  ------------  ----------  ------------  ----------  ------------

                                                             MULTIPLE STRATEGY             NATURAL RESOURCES
                            MONEY RESERVE PORTFOLIO              PORTFOLIO                     PORTFOLIO
                          ----------------------------  ----------------------------  ---------------------------
                                            DOLLAR                        DOLLAR                        DOLLAR
                             SHARES         AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT
------------------------
Shares sold.............    130,766,255  $ 130,766,255        319,303  $   5,521,561        359,683  $  2,904,286
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions.........     14,267,796     14,267,796     11,010,993    180,910,620         49,398       392,712
                          -------------  -------------  -------------  -------------  -------------  ------------
Total issued............    145,034,051    145,034,051     11,330,296    186,432,181        409,081     3,296,998
Shares redeemed.........   (121,355,010)  (121,355,010)    (3,961,417)   (68,579,884)      (641,886)   (5,250,009)
                          -------------  -------------  -------------  -------------  -------------  ------------
Net increase
  (decrease)............     23,679,041  $  23,679,041      7,368,879  $ 117,852,297       (232,805) $ (1,953,011)
                          -------------  -------------  -------------  -------------  -------------  ------------
                          -------------  -------------  -------------  -------------  -------------  ------------

                                                          INTERMEDIATE
                                                        GOVERNMENT BOND       LONG TERM CORPORATE BOND
                            HIGH YIELD PORTFOLIO           PORTFOLIO                 PORTFOLIO
                          ------------------------  ------------------------  ------------------------
                                         DOLLAR                    DOLLAR                    DOLLAR
                            SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold.............   9,413,507  $ 86,287,875   1,009,170  $ 11,017,560   1,068,327  $ 12,304,021
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions.........   1,394,196    12,749,959   1,343,712    14,518,659     705,889     8,076,935
                          ----------  ------------  ----------  ------------  ----------  ------------
Total issued............  10,807,703    99,037,834   2,352,882    25,536,219   1,774,216    20,380,956
Shares redeemed.........  (8,676,667)  (79,991,593) (2,601,561)  (28,166,193) (1,365,149)  (15,656,456)
                          ----------  ------------  ----------  ------------  ----------  ------------
Net increase
  (decrease)............   2,131,036  $ 19,046,241    (248,679) $ (2,629,974)    409,067  $  4,724,500
                          ----------  ------------  ----------  ------------  ----------  ------------
                          ----------  ------------  ----------  ------------  ----------  ------------


                                                            MULTIPLE STRATEGY              NATURAL RESOURCES
                            MONEY RESERVE PORTFOLIO             PORTFOLIO                      PORTFOLIO
                          ---------------------------  ----------------------------  -----------------------------
                                           DOLLAR                        DOLLAR                         DOLLAR
                             SHARES        AMOUNT         SHARES         AMOUNT         SHARES          AMOUNT
------------------------
Shares sold.............   233,564,379  $ 233,564,379        812,025  $  14,159,217        808,890  $    7,579,209
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions.........    28,853,463     28,853,463      5,378,611     84,928,257         20,775         188,225
                          ------------  -------------  -------------  -------------  -------------  --------------
Total issued............   262,417,842    262,417,842      6,190,636     99,087,474        829,665       7,767,434
Shares redeemed.........  (294,429,809)  (294,429,809)    (6,793,644)  (120,692,601)    (1,415,905)    (13,152,187)
                          ------------  -------------  -------------  -------------  -------------  --------------
Net increase
  (decrease)............   (32,011,967) $ (32,011,967)      (603,008) $ (21,605,127)      (586,240) $   (5,384,753)
                          ------------  -------------  -------------  -------------  -------------  --------------
                          ------------  -------------  -------------  -------------  -------------  --------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Concluded)
--------------------------------------------------------------------------------

5. CAPITAL LOSS CARRYFORWARDS:

At December 31, 1997, the Fund had capital loss carryforwards of approximately $3,599,000 in the High Yield Portfolio, of which $3,019,000 expires in 1998, $349,000 expires in 1999 and $231,000 expires in 2005; $9,030,000 in the
Intermediate Government Bond Portfolio, of which $6,120,000 expires in 2002, $1,088,000 expires in 2003, and $1,822,000 expires in 2004; $1,640,000 in the
Long Term Corporate Bond Portfolio, all of which expires in 2002; and $1,638,000 in the Natural Resources Portfolio, of which $1,187,000 expires in 1998, $155,000 expires in 1999, and $296,000 expires in 2000. These amounts will be available to offset like amounts of any future taxable capital gains. Expired capital loss carryforward in the amount of $321,547 in the Natural Resources Portfolio has been reclassified to paid-in capital in excess of par.

6. COMMITMENTS:

At June 30, 1998, both the Global Strategy Portfolio and Multiple Strategy Portfolio have entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which they agreed to purchase various foreign currencies with values of approximately $1,985,000 and $4,280,000; the Capital Stock Portfolio, Global Strategy Portfolio and Multiple Strategy Portfolio have entered into foreign exchange contracts under which they have agreed to sell various foreign currencies with values of approximately $385,000, $505,000 and $1,663,000, respectively.

7. LOANED SECURITIES:

At June 30, 1998, the Multiple Strategy Portfolio held US Treasury Notes having an aggregate value of approximately $4,267,000 as collateral for portfolio securities loaned having a market value of approximately $1,681,000.

8. SUBSEQUENT EVENTS:

On July 1, 1998, the Board of Directors declared dividends and distributions per share payable on July 1, 1998 to shareholders of record as of July 1, 1998 as follows:

                                                    ORDINARY
PORTFOLIO                                            INCOME
-------------------------------------------------------------
High Yield........................................  $.077791
Intermediate Government Bond......................   .062743
Long Term Corporate Bond..........................   .066912

-------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Directors and Officers
--------------------------------------------------------------------------------

TERRY K. GLENN-President and Director

JACK B. SUNDERLAND-Director

STEPHEN B. SWENSRUD-Director

J. THOMAS TOUCHTON-Director

CHRISTOPHER G. AYOUB-Senior Vice President

LAWRENCE R. FULLER-Senior Vice President

JAY C. HARBECK-Senior Vice President

NORMAN R. HARVEY-Senior Vice President

VINCENT T. LATHBURY III-Senior Vice President

KEVIN J. MCKENNA-Senior Vice President

JOSEPH T. MONAGLE JR.-Senior Vice President

THOMAS R. ROBINSON-Senior Vice President

ROBERT M. SHEARER-Senior Vice President

DONALD C. BURKE-Vice President

JOEL HEYMSFELD-Vice President

ROBERT F. MURRAY-Vice President

JACQUELINE L. ROGERS-Vice President

GERALD M. RICHARD-Treasurer

JENNIFER L. SAWIN-Secretary

PRINCIPAL OFFICE OF THE FUND
Box 9011
Princeton, New Jersey 08453-9011

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863

--------------------------------------------------------------------------------

WE ARE PLEASED TO ANNOUNCE THAT EFFECTIVE APRIL 1, 1998 ROBERT F. MURRAY BECAME RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF HIGH YIELD PORTFOLIO OF MERRILL LYNCH SERIES FUND, INC. PRIOR THERETO, MR. MURRAY WAS SENIOR HIGH YIELD ANALYST WITH MERRILL LYNCH ASSET MANAGEMENT, L.P. FROM 1993 TO 1998.

--------------------------------------------------------------------------------

This report is authorized for distribution only to Policyowners of certain variable life insurance policies which are funded by shares of Merrill Lynch Series Fund, Inc. This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For Money Reserve Portfolio, the Portfolio seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Portfolio is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.

59828-6/98